CASE EQUIPMENT LOAN TRUST 1996-A

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15,
1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section              IRR Calc (pool 1)            15-Sep-99
                                               8.744%               Pool 1           Pool 2          Pool 3          Pool 4
---------------------------------------------------------------------------------------------------------------------------
Scheduled cash flows as of the
  end of the collection period       (391,313,488.41)         2,290,119.56       380,018.75      345,481.24      270,034.93
Line 0 is scheduled amount              7,801,356.48          1,724,536.76       428,016.45      416,233.96      350,086.85
  delinquent                            5,531,018.13          4,589,180.78       665,131.88      336,192.16      468,723.49
                                        6,292,888.88          5,906,985.99       835,381.12      511,816.83      413,965.05
                                        6,178,687.37          7,062,323.87     1,231,234.24      644,971.51      398,053.70
                                        6,549,877.43          1,950,120.13     2,039,360.70      579,787.18      292,653.15
                                        5,599,124.19            949,742.49     1,235,083.71    1,970,053.09      377,163.21
                                       11,728,887.23            840,347.55       108,479.59    1,857,648.52    1,919,077.28
                                        6,044,039.29            604,390.41       100,863.64       78,352.11    1,020,005.17
                                       14,469,336.82            597,803.62        80,884.61       48,800.76       71,498.40
                                       19,551,134.56            564,061.85        82,749.84       58,250.60       56,684.00
                                       23,450,395.65            425,239.11       130,853.16       84,046.43       53,682.06
                                        8,097,611.75            775,310.04       212,328.01       50,633.53       82,344.78
                                        5,524,121.98            585,411.79        54,401.06       82,188.29       75,864.41
                                        5,571,124.03          2,264,082.62       238,923.25       48,238.82      175,549.44
                                        5,781,966.02          2,965,650.25       283,247.70      120,737.88      124,621.29
                                        5,757,754.54          3,934,823.22       557,677.36      227,377.01      109,885.17
                                        6,057,843.66            796,588.24     1,140,464.34      220,465.97       86,922.87
                                        5,144,760.40            259,320.24       359,241.43      858,240.10      151,762.44
                                       10,457,010.15             82,064.73        39,467.19      858,857.47      860,840.94
                                        5,678,703.73             49,090.59         6,503.78       32,264.26      443,142.97
                                       14,170,346.24             39,878.65        14,311.58            0.00       16,473.84
                                       19,198,808.36             32,814.96         4,524.48       11,054.43       13,732.69
                                       23,041,630.90              2,578.63         9,409.59        9,265.88          684.40
                                        7,767,922.51             16,930.92         1,838.94            0.00          684.40
                                        5,180,140.04             30,160.45         1,838.94            0.00          684.40
                                        5,169,577.15             97,465.24         1,838.94       20,280.67       12,398.07
                                        5,402,025.15            113,527.33         1,838.94            0.00          684.40
                                        5,315,366.24            119,899.82        89,088.65       21,953.09          684.40
                                        5,562,394.55             19,838.68        39,838.02       48,534.41          684.40
                                        4,707,758.31             24,060.16             0.00       24,070.95       33,399.63
                                        9,584,364.45                  0.00             0.00            0.00        8,151.04
                                        5,180,927.58                  0.00             0.00            0.00            0.00
                                       13,345,422.82                  0.00             0.00            0.00            0.00
                                       18,045,607.49                  0.00             0.00            0.00            0.00
                                       21,782,339.07                  0.00             0.00            0.00            0.00
                                        6,814,608.24                  0.00             0.00            0.00            0.00
                                        4,373,791.80                  0.00             0.00            0.00            0.00
                                        4,306,308.12                  0.00             0.00            0.00            0.00
                                        4,336,181.80                  0.00             0.00            0.00            0.00
                                        4,235,875.01                  0.00         1,853.94            0.00            0.00
                                        4,212,914.29                  0.00         1,838.94            0.00            0.00
                                        3,373,098.70                  0.00         1,838.94            0.00            0.00
                                        7,536,129.12                  0.00         1,838.94            0.00            0.00
                                        3,795,320.22                  0.00         1,838.94            0.00            0.00
                                       11,010,093.10                  0.00         1,838.94            0.00            0.00
                                       15,251,123.35                  0.00         1,838.94            0.00            0.00
                                       18,472,571.70                  0.00         1,838.94            0.00            0.00
                                        4,367,542.68                  0.00         1,838.94            0.00            0.00
                                        2,235,205.10                  0.00             0.00            0.00            0.00
                                        1,873,477.21                  0.00             0.00            0.00            0.00
                                        1,551,335.06                  0.00             0.00            0.00            0.00
                                        1,338,174.06                  0.00             0.00            0.00            0.00
                                        1,457,024.39                  0.00             0.00            0.00            0.00
                                        1,160,456.33                  0.00             0.00            0.00            0.00
                                        3,786,139.76                  0.00             0.00            0.00            0.00
                                        1,442,510.91                  0.00             0.00            0.00            0.00
                                        6,632,389.86                  0.00             0.00            0.00            0.00
                                        9,958,376.91                  0.00             0.00            0.00            0.00
                                       12,009,644.97                  0.00             0.00            0.00            0.00
                                        2,153,318.14                  0.00             0.00            0.00            0.00
                                          423,639.45                  0.00             0.00            0.00            0.00
                                          248,739.37                  0.00             0.00            0.00            0.00
                                          185,713.82                  0.00             0.00            0.00            0.00
                                           79,018.37                  0.00             0.00            0.00            0.00
                                          109,450.51                  0.00             0.00            0.00            0.00
                                            6,995.43                  0.00             0.00            0.00            0.00
                                           54,018.43                  0.00             0.00            0.00            0.00
                                          205,992.34                  0.00             0.00            0.00            0.00
                                          307,029.80                  0.00             0.00            0.00            0.00
                                          510,946.62                  0.00             0.00            0.00            0.00
                                           44,076.50                  0.00             0.00            0.00            0.00
                                                0.00                  0.00             0.00            0.00            0.00
                                                0.00                  0.00             0.00            0.00            0.00

Total Time Balance of Scheduled
  Cash Flows                          474,581,504.62         39,714,348.68    10,391,405.35    9,565,797.15    7,890,823.27




                                                            Page 1

===============================================================================
CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15,
1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                          15-Sep-99
Collection Period Begin Date                                          06-Aug-99
Collection Period End Date                                            03-Sep-99
Days in accrual period (30/360)                                              30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                  $3,709,403.99

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date               $0.00
    Government obligors                                                   $0.00
          Total Warranty Repurchases                                      $0.00

Total Collections For The Period                                  $3,709,403.99

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                         $584,102.24
    Scheduled Amounts 60 days or more past due                      $840,013.60
    Net Losses on Liquidated Receivables                             $16,890.41
    Number of Loans at Beginning of Period                                6,218
    Number of Loans at End of Period                                      6,030
    Repossessed Equipment not Sold or Reassigned (Beginning)              $0.00
    Repossessed Equipment not Sold or Reassigned (End)                    $0.00
    Reinvestment Income (including Pre-Funding Account)              $66,704.48
    Pre-Funding Account Reinvestment Income                               $0.00

===============================================================================

                                     Page 2


CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15,
1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                          15-Sep-99
Collection Period Begin Date                                          06-Aug-99
Collection Period End Date                                            03-Sep-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates
(Beginning of Period)                                            $44,410,840.78
  A-1 Note Beginning Principal Balance                                    $0.00
  A-2 Note Beginning Principal Balance                           $19,410,840.78
  Certificate Beginning Principal Balance                        $25,000,000.00

Total Principal Balance of Notes and Certificates
(End of Period)                                                  $40,943,947.40
  A-1 Note Principal Balance (End of Period)                              $0.00
                                                                      0.0000000
  A-2 Note Principal Balance (End of Period)                     $15,943,947.40
                                                                      0.0310798
  Certificate Principal Balance (End of Period)                  $25,000,000.00
                                                                      1.0000000

Contract Value Decline                                            $3,216,569.46
  Pool Balance (Beg. of Collection Period)                       $67,134,519.43
  Pool Balance (End of Collection Period)                        $63,917,949.97

Total Distribution Amount (TDA)                                   $3,776,108.47
  Total Collections and Investment Income for the Period          $3,776,108.47
  Negative Carry Amount                                                   $0.00

Administration Fee Accrued during this Period                           $166.67

Principal Distribution Amount  (PDA)                              $3,216,569.46
Release from Spread Account to Noteholders as Principal             $250,323.92
  A-1 Noteholders' Principal Distributable Amount                         $0.00
  A-2 Noteholders' Principal Distributable Amount                 $3,216,569.46
  Certificateholders' Principal Distributable Amount                      $0.00

Interest Distributable Amount                                       $559,539.01
  Noteholders' Interest Distributable Amount applicable to
   A-1 Notes                                                              $0.00
  Noteholders' Interest Distributable Amount applicable to
   A-2 Notes                                                         $88,966.35
  Certificateholders' Interest Distributable Amount                 $121,875.00

Servicing Fees Accrued during this Period                            $55,945.43

Total Distribution Amount Remaining to Deposit to Spread Account    $292,585.56

Spread Account
  Beginning Spread Account Balance                               $12,459,898.39
  Deposit to Spread Account from Pre-Funding Account                      $0.00
  Deposit to Spread Account from Excess Collections over
   Distributions                                                    $292,585.56
  Distribution from Spread Account for Interest / Principal
   Shortfall                                                              $0.00
  Preliminary Spread Account Balance Remaining                   $12,752,483.95

  Specified Spread Account Balance                               $12,502,160.02
  Release from Spread Account to Seller as "Excess
   Servicing Fee"                                                         $0.00
  Release from Spread Account to Noteholders as Principal           $250,323.92
  Ending Spread Account Balance (after distributions)            $12,502,160.02

Credit Enhancement                                                        75.67%
  Spread account % of Ending Pool Balance                                 19.56%
  Overcollateralization % of Ending Pool Balance                          56.11%

Current Month CPR                                                         -7.59%
Life-to-Date CPR                                                          21.83%

Scheduled Amounts 30 - 59 days past due                             $584,102.24
                                                                           0.91%
Scheduled Amounts 60 days or more past due                          $840,013.60
                                                                           1.31%
Net Losses on Liquidated Receivables                                 $16,890.41
                                                                           0.03%

===============================================================================



                                    Page 3


  PART III -- SERVICING CALCULATIONS                                     15-Sep-99

  1.  Sources and Uses of Collection Account Balance                        Pool 1           Pool 2          Pool 3          Pool 4

  Wtd. Avg. APR                                                              8.745%           8.719%          8.784%          8.644%
  Contract Value (Beg. of Collection Period), by origination pool   $39,489,161.71   $10,513,532.47   $9,414,048.96   $7,717,776.29
  Contract Value  (End of Collection Period), by origination pool   $37,709,033.57    $9,817,323.21   $8,987,255.93   $7,404,337.27
  Contract Value Decline                                             $1,780,128.14      $696,209.26     $426,793.03     $313,439.03

  Initial Pool Balance                                             $625,108,001.05
  Pool Balance (End of Collection Period)                           $63,917,949.97

  Total Collections and Investment Income for the period             $3,776,108.47
  Negative Carry Amount                                                      $0.00

  Total Distribution Amount (TDA)                                    $3,776,108.47
  Principal Distribution Amount  (PDA)                               $3,216,569.46
  Interest Distribution Amount  (IDA)                                  $559,539.01

  2.  Calculation of Distributable Amounts

  A-1 Note Beginning Principal Balance                                       $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
  A-1 Noteholders' Share of the Principal Distribution Amount                 0.00%
  A-1 Noteholders' Principal Distributable Amount                            $0.00

  A-2 Note Beginning Principal Balance                              $19,410,840.78
  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
  A-2 Noteholders' Share of the Principal Distribution Amount               100.00%
  A-2 Noteholders' Principal Distributable Amount                    $3,216,569.46

  Certificate Beginning Principal Balance                           $25,000,000.00
  Certificateholders' Principal Carryover Shortfall (Previous Period)        $0.00
  Certificateholders' Share of the Principal Distribution Amount              0.00%
  Certificateholders' Principal Distributable Amount                         $0.00

  Interest Accrued on Class A-1 Notes this period                            $0.00
  Noteholders' Interest Carryover Shortfall (Previous Period)
   applicable to A-1 Notes                                                   $0.00
  Interest Due (in Arrears) on above Shortfall                               $0.00
  Noteholders' Interest Distributable Amount applicable to A-1 Notes         $0.00

  Interest Accrued on Class A-2 Notes this period                       $88,966.35
  Noteholders' Interest Carryover Shortfall (Previous Period)
   applicable to A-2 Notes                                                   $0.00
  Interest Due (in Arrears) on above Shortfall                               $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes    $88,966.35

  Interest Accrued on Class A-1 and A-2 Notes this period               $88,966.35
  Noteholders' Interest Carryover Shortfall (Previous Period)                $0.00
  Interest Due (in Arrears) on above Shortfall                               $0.00
  Noteholders' Interest Distributable Amount                            $88,966.35

  Interest Accrued on Certificates this period                         $121,875.00
  Certificateholders' Interest Carryover Shortfall (Previous Period)         $0.00
  Interest Due (in Arrears) on Above Shortfall                               $0.00
  Certificateholders' Interest Distributable Amount                    $121,875.00

  3.  Allocation of Total Distribution Amount

  Total Distribution Amount                                          $3,776,108.47

  Administration Fee Shortfall (Previous Period)                             $0.00
  Administration Fee Accrued during this Period                            $166.67
  Administration Fee Paid this Period from TDA                             $166.67
  Administration Fee Shortfall                                               $0.00

  Total Distribution Amount Remaining                                $3,775,941.80

  Noteholders' Interest Carryover Shortfall (Previous Period)
   applicable to A-1 Notes                                                   $0.00
  Interest Due (in Arrears) on above Shortfall                               $0.00
  Interest Accrued on Class A-1 Notes this period                            $0.00
  Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA    $0.00
  Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-1 Notes                                                   $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period)
   applicable to A-2 Notes                                                   $0.00
  Interest Due (in Arrears) on above Shortfall                               $0.00
  Interest Accrued on Class A-2 Notes this period                       $88,966.35
  Noteholders' Interest applicable to A-2 Notes Paid this Period
   from TDA                                                             $88,966.35
  Preliminary Noteholders' Interest Carryover Shortfall (Current
   Period) applicable to A-2 Notes                                           $0.00

  Noteholders' Interest Carryover Shortfall (Previous Period)                $0.00
  Interest Due (in Arrears) on above Shortfall                               $0.00
  Interest Accrued on Class A-1 and A-2 Notes this period               $88,966.35
  Noteholders' Interest Paid this Period from TDA                       $88,966.35
  Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period)                                                          $0.00

  Total Distribution Amount Remaining                                $3,686,975.45

  A-1 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
  A-1 Noteholders' Monthly Principal Distributable Amount                    $0.00
  A-1 Noteholders' Principal Distributable Amount Paid from TDA              $0.00
  Preliminary A-1 Noteholders' Principal Carryover Shortfall
   (Current Period)                                                          $0.00

  Total Distribution Amount Remaining                                $3,686,975.45

  A-2 Noteholders' Principal Carryover Shortfall (Previous Period)           $0.00
  A-2 Noteholders' Monthly Principal Distributable Amount            $3,216,569.46
  A-2 Noteholders' Principal Distributable Amount Paid from TDA      $3,216,569.46
  Preliminary A-2 Noteholders' Principal Carryover Shortfall
   (Current Period)                                                          $0.00

  Total Distribution Amount Remaining                                  $470,405.99

  Certificateholders' Interest Carryover Shortfall (Previous Period)         $0.00
  Interest Due (in Arrears) on Above Shortfall                               $0.00
  Interest Accrued on Certificates this period                         $121,875.00
  Certificateholders' Interest Paid this Period from TDA               $121,875.00
  Preliminary Certificateholders' Interest Carryover Shortfall
   (Current Period)                                                          $0.00

  Total Distribution Amount Remaining                                  $348,530.99

  Certificateholders' Principal Carryover Shortfall (Previous Period)        $0.00
  Certificateholders' Principal Distributable Amount applicable to
   current period                                                            $0.00


                                                              Page 4


  Certificateholders' Principal Distributable Amount Paid from TDA           $0.00
  Preliminary Certificateholders' Principal Carryover Shortfall
   (Current Period)                                                          $0.00

  Total Distribution Amount Remaining                                  $348,530.99

  Servicing Fee Shortfall (Previous Period)                                  $0.00
  Servicing Fees Accrued during this Period                             $55,945.43
  Servicing Fees Paid this Period from TDA                              $55,945.43
  Servicing Fee Shortfall                                                    $0.00

  Total Distribution Amount Remaining to Deposit to Spread Acct        $292,585.56

  4.  Reconciliation of Pre-Funding Account

  Beginning Pre-Funding Account Balance                                      $0.00

  New Collateral Purchased                                                   $0.00
  Deposit to Spread Account                                                  $0.00
  Payment to Seller                                                          $0.00

  Ending Pre-Funding Account Balance                                         $0.00

  Excess Pre-Funded Amount/(Payment to Seller)

  Adjusted Ending Pre-Funding Account Balance

  5.  Reconciliation of Negative Carry Account

  Beginning Negative Carry Account Balance                                  $0.00

  Pre-Funded Percentage                                                     0.000%
  Negative Carry Amount                                                     $0.00
  Cumulative Negative Carry Amount                                    $433,178.05
  Maximum Negative Carry Amount                                             $0.00
  Required Negative Carry Account Balance                                   $0.00
  Interim Ending Negative Carry Account Balance                             $0.00
  Negative Carry Amount Released to Seller                                  $0.00

  Ending Negative Carry Account Balance                                     $0.00

  6.  Distributions from Spread Account

  Beginning Spread Account Balance                                 $12,459,898.39
  Deposit to Spread Account from Pre-Funding Account                        $0.00
  Deposit to Spread Account from Excess Collections over
   Distributions                                                      $292,585.56

  Distribution from Spread Account to Noteholders' Distr. Account           $0.00
  Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-1 Notes                                 $0.00
  Adjustment to Preliminary Noteholders' Interest Carryover Shortfall
   (Current Period) applicable to A-2 Notes                                 $0.00
  Adjustment to Preliminary A-1 Noteholders' Principal Carryover
   Shortfall (Current Period)                                               $0.00
  Adjustment to Preliminary A-2 Noteholders' Principal Carryover
   Shortfall (Current Period)                                               $0.00

  Preliminary Spread Account Balance Remaining                     $12,752,483.95

  Distribution from Spread Account to Certificateholders' Distr. Account    $0.00
  Adjustment to Preliminary Certificateholders' Interest Carryover
   Shortfall (Current Period)                                               $0.00
  Adjustment to Prelim. Certificateholders' Principal Carryover
   Shortfall (Current Period)                                               $0.00

  Preliminary Spread Account Balance Remaining                     $12,752,483.95

  Cumulative Realized Losses since 31-January-95 (Cut-off Date)     $2,429,194.23
  Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                    NO
  12*(Realized Losses during Collection Period + Repos at end of
   Collection Period)                                                 $202,684.92
  Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?           NO
  60 day or > Delinquent Scheduled Amounts                            $840,013.60
  Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                NO
  Are any of the three conditions "YES"?                                       NO

  Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

  As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged
  to the trust was:                                                   $144,726.86

  If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

  Restated Cumulative Realized Losses:                              $2,573,921.09
  Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?          NO


  Preliminary A-1 Note Principal Balance (End of Period)                    $0.00
  Preliminary A-2 Note Principal Balance (End of Period)           $16,194,271.32
  Preliminary Certificate Principal Balance (End of Period)        $25,000,000.00
  Preliminary Total Principal Balance of Notes and Certificates
   (End of Period)                                                 $41,194,271.32

  Specified Spread Account Balance                                 $12,502,160.02
  Greater of:
  (a)  3.75% of Pool Balance at end of Collection Period; and       $2,396,923.12

  (b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note
         and Certificate Balance = Spread Account), or             $15,627,700.03
  (b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes and Certificates less than = 97.50% of
         Pool Balance), or                                         $14,064,930.02
  (b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes and Certificates less than = 96.25% of
         Pool Balance)                                             $12,502,160.02

  Preliminary Spread Account Balance Remaining                     $12,752,483.95
  Preliminary Excess Amount in Spread Account                         $250,323.92

  Release from Spread Account to Seller as "Excess Servicing Fee"           $0.00
  Release from Spread Account to Noteholders as Principal             $250,323.92
  Ending Spread Account Balance (after distributions)              $12,502,160.02
  Net Change in Spread Account Balance                                 $42,261.63



                                                   Page 5


  7.  Ending Balances
  Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-1 Notes                                                 $0.00
  Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-2 Notes                                                 $0.00
  A-1 Noteholders' Principal Carryover Shortfall (Current Period)          $0.00
  A-2 Noteholders' Principal Carryover Shortfall (Current Period)          $0.00
  Certificateholders' Interest Carryover Shortfall  (Ending Balance)       $0.00
  Certificateholders' Principal Carryover Shortfall  (Ending Balance)      $0.00

  A-1 Note Principal Balance (End of Period)                               $0.00
  A-2 Note Principal Balance (End of Period)                      $15,943,947.40
  Certificate Principal Balance (End of Period)                   $25,000,000.00
  Total Principal Balance of Notes and Certificates
   (End of Period)                                                $41,194,271.32

  A-1 Note Pool Factor (End of Period)                                 0.0000000
  A-2 Note Pool Factor (End of Period)                                 0.0310798
  Certificate Pool Factor (End of Period)                              1.0000000
  Total Notes & Certificates Pool Factor (End of Period)               0.0659108

  Specified Spread Account Balance (after all distributions
   and adjustments)                                               $12,502,160.02


                                                    Page 6


CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15,
1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                          15-Sep-99

(1)  Amount of principal being paid on the Notes:

  (a)  A-1 Notes:                                                          $0.00
       per $1,000 original principal amount:                         $0.00000000

  (b)  A-2 Notes:                                                  $3,466,893.39
       per $1,000 original principal amount:                         $6.75807678

  (c)   Total                                                      $3,466,893.39

(2) Interest on the Notes

  (a)  A-1 Notes:                                                          $0.00
       per $1,000 original principal amount:                         $0.00000000

  (b)   A-2 Notes:                                                    $88,966.35
        per $1,000 original principal amount:                        $0.17342369

  (c)   Total                                                         $88,966.35

(3) Pool Balance at the end of the related Collection Period      $63,917,949.97

(4)  After giving effect to distributions on current Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                      $0.00
       (ii)  A-1 Note Pool Factor:                                     0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:             $15,943,947.40
       (ii)  A-2 Note Pool Factor:                                     0.0310798

  (c) (i)  Certificate Balance                                    $25,000,000.00
       (ii)  Certificate Pool Factor:                                  1.0000000

(5)  Amount of Servicing Fee:                                         $55,945.43
       per $1,000 Initial Pool Balance:                               0.08949723

(6)  Amount of Administration Fee:                                       $166.67
       per $1,000 Initial Pool Balance:                               0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                          $16,890.41

(9)  Amount in Spread Account:                                    $12,502,160.02

(10)  Amount in Pre-Funding Account:                                       $0.00

(11)  For the Final payment date with respect to the Funding               $0.00
       Period, the Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                    $0.00




                                    Page 7


CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15,
1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                        15-Sep-99

(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                                                        $0.00
         per $1,000 original principal amount:                     $0.00000000

  (b)  A-2 Notes:                                                $3,466,893.39
         per $1,000 original principal amount:                     $6.75807678

  (c)  Certificates:                                                     $0.00
         per $1,000 original principal amount:                     $0.00000000

  (d)  Total:                                                    $3,466,893.39

(2)   Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                                        $0.00
         per $1,000 original principal amount:                     $0.00000000

  (b)  A-2 Notes:                                                   $88,966.35
         per $1,000 original principal amount:                     $0.17342369

  (c)  Certificates:                                               $121,875.00
         per $1,000 original principal amount:                     $4.87500000

  (d)  Total:                                                      $210,841.35

(3)  Pool Balance at end of related Collection Period:          $63,917,949.97

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                    $0.00
       (ii)  A-1 Note Pool Factor:                                   0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:           $15,943,947.40
       (ii)  A-2 Note Pool Factor:                                   0.0310798

  (c) (i)  Certificate Balance                                  $25,000,000.00
       (ii)  Certificate Pool Factor:                                1.0000000

(5)  Amount of Servicing Fee:                                       $55,945.43
       per $1,000 Initial Pool Balance:                            $0.08949723

(6)  Amount of Administration Fee:                                     $166.67
       per $1,000 Initial Pool Balance:                            $0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                   $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                        $16,890.41

(9)  Amount in Spread Account:                                  $12,502,160.02

(10)  Amount in Pre-Funding Account:                                     $0.00

(11)  For the Final payment date with respect to the Funding             $0.00
       Period, the Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                  $0.00



                                    Page 8



CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15,
1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                           15-Sep-99

(1)  Payment of Administration Fee to Administrator:                      $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:              $88,966.35

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:           $3,466,893.39

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:      $121,875.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:            $0.00

(6)  Payment of Servicing Fee to Servicer:                             $55,945.43

(7)  Deposit to Spread Account from Excess Collections over
        Distributions:                                                $292,585.56

Check for Spread Account Draw                                     NO
Sum of Above Distributions                                          $4,026,432.39
Total Distribution Amount plus Turbo plus Spread Account Draw       $4,026,432.39



                                    Page 9



CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15,
1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                               15-Sep-99
(1)  Total Distribution Amount:                                         $3,776,108.47

(2)  Administration Fee:                                                      $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:        $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:         $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2
       Notes:                                                              $88,966.35

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:         $0.00

(7)  Noteholders' Interest Distributable Amount:                           $88,966.35

(8)  A-1 Noteholders' Monthly Principal Distributable Amount:                   $0.00

(9)  % of Principal Distribution Amount applicable to A-1 Noteholders            0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                           $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                          $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:          $3,216,569.46

(13)  % of Principal Distribution Amount applicable to A-2 Noteholders         100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                           $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:                  $3,466,893.39

(16)  Noteholders' Principal Distributable Amount:                      $3,466,893.39

(17)  Noteholders' Distributable Amount:                                $3,555,859.74

(18)  Certificateholders' Interest Distributable Amount:                  $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                         $0.00

(20)  Certificateholders' Percentage:                                            0.00%

(21) Certificateholders' Principal Distributable Amount applicable
       to current period                                                        $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                        $0.00

(23)  Certificateholders' Principal Distributable Amount:                       $0.00

(24)  Certificateholders' Distributable Amount:                           $121,875.00

(25)  Servicing Fee:                                                       $55,945.43

(26)  Deposit to Spread Account (from excess collections):                $292,585.56

(27)  Specified Spread Account Balance (after all distributions
        and adjustments):                                              $12,502,160.02
     The greater of:
     (a) 3.75% of the Pool Balance at the beginning of the
             Collection Period in which the Payment Date
             occurs; and                                                $2,396,923.12

     (b)(i) 2.50% of Initial Pool Balance (Until Outstanding
             Note and Certificate Balance = Spread Account), or        $15,627,700.03

     (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes and Certificates less than = 97.50% of Pool
             Balance                                                   $14,064,930.02

     (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes and Certificates less than = 96.25% of Pool
             Balance                                                   $12,502,160.02

(28)  Spread Account Trigger Tests:
   (a)(i)  Aggregate Realized Losses from the Initial Cutoff Date
             through the end of the related Collection Period:          $2,429,194.23

      (ii) 2.25% of the Initial Pool Balance:                          $14,064,930.02

   (b)(i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate
           Contract Value of all Receivables as to which the related
           Finance Equipment has been repossessed but in which the
           receivable has not been liquidated:                            $202,684.92

      (ii) 1.65% of the Pool Balance at the beginning of the
           Collection Period:                                           $1,107,719.57

   (c)(i)  Aggregate Scheduled Payments delinquent by more than
           60 days as of the end of the related Collection Period:        $840,013.60

     (ii)  2.25% of the Pool Balance at the beginning of the
           Collection Period in which the Payment Date occurs:          $1,438,153.87

(29)  Spread Account Balance over the Specified Spread Account
       Balance:                                                           $250,323.92

(30)  Excess Amounts Distributed To Seller:
   (a) Release of Excess Amount in Spread Account                               $0.00
   (b) Release of Excess Amount in Negative Carry Account                           0


(31)  Amount to be withdrawn from the Spread Account and deposited
       into the Note Distribution Account                                       $0.00

(32)  Amount to be withdrawn from the Spread Account and deposited
       into the Certificate Distribution Account:                               $0.00

(33)  Pool Balance as of the opening of business on the first day of
       the Collection Period in which the Payment Date occurs:         $63,917,949.97




                                    Page 10



(34)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                         $0.00
           A-1 Note Pool Factor:                                           0.0000000

           Outstanding Principal Balance of A-2 Notes:                $15,943,947.40
           A-2 Note Pool Factor:                                           0.0310798

           Outstanding Principal Balance of the Certificates:         $25,000,000.00
           Certificate Pool Factor:                                        1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:                $0.00

(36)  Aggregate Amount of Realized Losses for the related
           Collection Period:                                             $16,890.41

(37)  Spread Account Balance after giving effect to all
           distributions:                                             $12,502,160.02

(38)  Originally Scheduled Pool Balance as of the opening of business on the first day of the Collection Period
           in which the Payment Date occurs:                         $153,087,737.23

(39)  Number of Collection Periods since Completion of Funding Period             43

(40)  Current Month CPR                                                        -7.69%

(41)  Life-to-Date CPR                                                         21.83%

====================================================================================

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003
                                                                      15-Sep-99
                                                                       07:26 PM
Prepared by Lisa Sorenson, Phone 414-636-6184           File: service\us96b.xls

NPV Data Input Section  IRR Calc (pool 1)                      31-Aug-96                 03-Sep-99       03-Sep-99      3-Sep-99
                                  8.309%                     Pool 1 Cutoff                Pool 1          Pool 2         Pool 3
Scheduled cash flows    (467,425,285.55)                       1,472,181.16             4,070,356.43        896.87     2,812,928.56
 as of the end of the     15,757,657.24                       14,285,476.08             3,017,010.81      7,212.88     2,328,192.55
 collection period        10,488,530.06                       10,488,530.06             3,295,623.52      5,626.36       873,682.88
Line D is scheduled       11,648,174.21                       11,648,174.21             4,419,221.68      5,389.93     1,043,894.26
 amount delinquent        13,676,813.20                       13,676,813.20             4,298,158.20          0.00     1,021,827.49
                           9,531,315.06                        9,531,315.06             3,119,552.83          0.00       639,990.98
                           8,372,935.20                        8,372,935.20             2,799,419.64          0.00       656,210.60
                          11,722,851.90                       11,722,851.90             4,128,417.88          0.00       497,157.06
                          17,207,560.18                       17,207,560.18             6,672,351.92          0.00       428,107.67
                          14,691,800.81                       14,691,800.81             4,686,455.59          0.00       400,407.20
                          17,197,279.08                       17,197,279.08             4,515,677.66          0.00       419,322.47
                          15,504,490.86                       15,504,490.86             4,374,723.53          0.00       635,501.01
                          11,904,998.66                       11,904,998.66             2,817,795.92          0.00     3,918,500.24
                           7,211,819.84                        7,211,819.84               859,185.62          0.00     1,701,867.21
                           8,633,057.26                        8,633,057.26               996,174.88          0.00       483,989.35
                          10,443,070.12                       10,443,070.12             1,500,165.81          0.00       517,221.78
                          11,720,349.94                       11,720,349.94             1,555,028.40          0.00       480,406.57
                           8,564,089.35                        8,564,089.35               888,029.48          0.00       224,560.55
                           7,479,246.64                        7,479,246.64               795,982.00          0.00       176,970.56
                          10,611,284.66                       10,611,284.66             1,499,698.52          0.00       176,086.72
                          16,496,614.28                       16,496,614.28             2,592,100.55          0.00       115,458.47
                          14,115,082.64                       14,115,082.64             1,538,411.07          0.00        76,955.01
                          16,562,222.16                       16,562,222.16             1,699,274.27          0.00        91,859.23
                          14,840,653.37                       14,840,653.37             1,297,005.81          0.00       228,921.49
                          11,271,867.97                       11,271,867.97               682,241.06          0.00     1,735,542.89
                           6,644,313.99                        6,644,313.99               183,159.96          0.00       677,479.74
                           7,693,316.20                        7,693,316.20               135,132.01          0.00       185,281.34
                           9,795,133.28                        9,795,133.28               196,860.10          0.00       108,696.44
                          10,958,156.04                       10,958,156.04               131,785.50          0.00       135,676.55
                           8,033,198.42                        8,033,198.42                58,129.00          0.00        24,385.28
                           7,001,521.70                        7,001,521.70                28,992.18          0.00        21,930.87
                          10,001,306.67                       10,001,306.67               233,174.36          0.00           358.23
                          15,686,375.93                       15,686,375.93               143,811.52          0.00             0.00
                          13,305,308.18                       13,305,308.18                47,718.35          0.00             0.00
                          15,253,592.56                       15,253,592.56                91,017.61          0.00             0.00
                          13,439,340.18                       13,439,340.18                 5,560.22          0.00        21,298.59
                           9,627,709.80                        9,627,709.80                     0.00          0.00        36,160.88
                           4,845,435.52                        4,845,435.52                 9,386.14          0.00             0.00
                           5,846,192.76                        5,846,192.76                     0.00          0.00             0.00
                           7,626,986.55                        7,626,986.55                     0.00          0.00             0.00
                           8,420,026.39                        8,420,026.39                     0.00          0.00             0.00
                           6,063,594.56                        6,063,594.56                     0.00          0.00             0.00
                           5,223,953.51                        5,223,953.51                     0.00          0.00             0.00
                           7,797,581.78                        7,797,581.78                     0.00          0.00             0.00
                          12,241,335.77                       12,241,335.77                     0.00          0.00             0.00
                           8,547,844.85                        8,547,844.85                     0.00          0.00             0.00
                           9,171,743.38                        9,171,743.38                     0.00          0.00             0.00
                           8,838,821.22                        8,838,821.22                     0.00          0.00             0.00
                           5,892,614.25                        5,892,614.25                     0.00          0.00             0.00
                           1,524,196.03                        1,524,196.03                     0.00          0.00             0.00
                           2,155,353.95                        2,155,353.95                     0.00          0.00             0.00
                           2,948,921.29                        2,948,921.29                     0.00          0.00             0.00
                           3,471,809.78                        3,471,809.78                     0.00          0.00             0.00
                           1,939,596.57                        1,939,596.57                     0.00          0.00             0.00
                           1,711,213.57                        1,711,213.57                     0.00          0.00             0.00
                           3,365,677.46                        3,365,677.46                     0.00          0.00             0.00
                           5,657,510.12                        5,657,510.12                     0.00          0.00             0.00
                           3,605,516.92                        3,605,516.92                     0.00          0.00             0.00
                           3,745,028.73                        3,745,028.73                     0.00          0.00             0.00
                           3,458,411.68                        3,458,411.68                     0.00          0.00             0.00
                           1,765,194.32                        1,765,194.32                     0.00          0.00             0.00
                             308,041.89                          308,041.89                     0.00          0.00             0.00
                             231,422.23                          231,422.23                     0.00          0.00             0.00
                             276,666.19                          276,666.19                     0.00          0.00             0.00
                             336,307.15                          336,307.15                     0.00          0.00             0.00
                             135,733.57                          135,733.57                     0.00          0.00             0.00
                              82,298.61                           82,298.61                     0.00          0.00             0.00
                             356,451.64                          356,451.64                     0.00          0.00             0.00
                             354,314.13                          354,314.13                     0.00          0.00             0.00
                             125,457.56                          125,457.56                     0.00          0.00             0.00
                             223,408.04                          223,408.04                     0.00          0.00             0.00
                              26,132.80                           26,132.80                     0.00          0.00             0.00
                                   0.00                                0.00                     0.00          0.00             0.00
                                   0.00                                0.00                     0.00          0.00             0.00

Total Time Balance of Scheduled Cash Flows
                         551,413,832.41                      551,413,832.41            69,382,790.03     19,126.04    22,896,830.72

NPV Data Input Section                      3-Sep-99         3-Sep-99          3-Sep-99
                                             Pool 4           Pool 5            Pool 6
Scheduled cash flows                       1,690,245.58     1,206,453.55       24,785.75
 as of the end of the                      5,350,052.27     1,189,101.49       44,512.46
 collection period                         3,190,713.09     5,697,734.63       71,534.89
Line D is scheduled                        1,104,543.00     2,866,514.57      238,728.86
 amount delinquent                           994,315.98     1,008,395.02      196,088.96
                                             722,848.38       586,276.53       38,006.22
                                             684,829.14       542,351.89       31,093.81
                                             635,273.11       566,300.67       62,040.74
                                             604,795.58       679,478.05       62,817.70
                                             514,134.15       521,776.60       39,593.61
                                             595,858.61       632,681.93       37,415.21
                                             707,438.76       610,488.80       41,899.91
                                           1,597,765.30       996,869.68       58,787.66
                                           3,971,662.10       920,942.73       37,415.21
                                           2,370,646.99     4,633,065.42       59,673.68
                                             659,962.78     2,129,944.64      157,299.80
                                             436,411.17       474,665.20      175,505.87
                                             298,353.81       184,085.31        8,694.66
                                             243,205.57       169,049.76        5,088.47
                                             194,146.14       195,130.70        5,088.47
                                             168,157.72       177,852.09       33,554.60
                                             134,042.81       103,294.07        6,949.46
                                             162,055.85       205,138.47        6,949.46
                                             252,458.65       160,161.10        6,949.46
                                             757,917.28       306,159.14        6,949.46
                                           1,466,640.41       289,602.11        6,949.46
                                           1,053,370.69     1,743,665.89       28,469.97
                                             302,749.46     1,059,178.95       59,041.13
                                              87,569.48       185,846.75       59,184.74
                                              91,733.86           635.46            0.00
                                               9,109.22        25,283.83            0.00
                                              29,437.44        38,037.07            0.00
                                               1,178.75         5,510.60            0.00
                                               1,178.75           635.46            0.00
                                               1,178.75        21,835.04            0.00
                                               1,178.75           635.46            0.00
                                              68,579.02        16,637.71            0.00
                                              47,688.74        83,638.63            0.00
                                               1,934.52       143,540.48       12,875.66
                                              13,719.07        30,987.12            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00
                                                   0.00             0.00            0.00


Total Time Balance of Scheduled Cash Flows
                                          31,219,080.73    30,409,582.60    1,623,945.34



                                    Page 1



CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184                                                     09/15/99
                                                                                                  07:26 PM
Payment Date                                                                                                       15-Sep-99
Collection Period Begi                                                                                             06-Aug-99
Collection Period End                                                                            31-Aug-96         03-Sep-99
Days in accrual period (30/360)                                                                                           30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                              $13,104,003.01

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                            $0.00
    Government obligors                                                                                                $0.00
          Total Warranty Repurchases                                                                                   $0.00

Total Collections For The Period                                                                              $13,104,003.01

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                                    $1,920,215.22
    Scheduled Amounts 60 days or more past due                                                                 $2,385,363.83
    Net Losses on Liquidated Receivables                                                                         $220,674.33
    Number of Loans at Beginning of Period                                                                            12,833
    Number of Loans at End of Period                                                                                  11,993
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                           $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                 $0.00
    Reinvestment Income (including Pre-Funding Account)                                                          $117,445.24
    Pre-Funding Account Reinvestment Income                                                                            $0.00
    Additional Class B Notes (max $75,000,000)                                                                         $0.00
======================================================================================


                                       Page 2

CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date                                                                                                       15-Sep-99
Collection Period Begin Date                                                                                       06-Aug-99
Collection Period End Date                                                                                         03-Sep-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                      $139,174,771.56
 A-1 Note Beginning Principal Balance                                                                                  $0.00
 A-2 Note Beginning Principal Balance                                                                                  $0.00
 A-3 Note Beginning Principal Balance                                                                        $106,695,656.68
 B Note Beginning Principal Balance                                                                            $8,107,572.70
 Certificate Beginning Principal Balance                                                                      $24,371,542.19

Total Principal Balance of Notes and Certificates (End of Period)                                            $126,864,363.85
 A-1 Note Principal Balance (End of Period)                                                                            $0.00
                                                                                                                   0.0000000
 A-2 Note Principal Balance (End of Period)                                                                            $0.00
                                                                                                                   0.0000000
 A-3 Note Principal Balance (End of Period)                                                                   $95,709,259.50
                                                                                                                   0.2909096
 B Note Principal Balance (End of Period)                                                                      $7,272,740.08
                                                                                                                   0.2909096
 Certificate Principal Balance (End of Period)                                                                $23,882,364.26
                                                                                                                   0.7024225

Contract Value Decline                                                                                        $12,229,448.14
 Pool Balance (Beg. of Collection Period)                                                                     157,306,225.72
 Pool Balance (End of Collection Period)                                                                     $145,076,777.58

Total Distribution Amount (TDA)                                                                               $13,221,448.25
 Total Collections and Investment Income for the Period                                                       $13,221,448.25
 Negative Carry Amount                                                                                                 $0.00

Administration Fee Accrued during this Period                                                                        $166.67

Principal Distribution Amount  (PDA)                                                                          $12,229,448.14
Release from Spread Account to A-1 Noteholders as Principal                                                            $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                            $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                       $75,242.09
Release from Spread Account to B Noteholders as Principal                                                          $5,717.48
 A-1 Noteholders' Principal Distributable Amount                                                                       $0.00
 A-2 Noteholders' Principal Distributable Amount                                                                       $0.00
 A-3 Noteholders' Principal Distributable Amount                                                              $10,911,155.09
 B Noteholders' Principal Distributable Amount                                                                   $829,115.13
 Certificateholders' Principal Distributable Amount                                                              $489,177.93

Interest Distributable Amount                                                                                    $779,785.35
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                    $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                    $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                              $591,271.76
 Noteholders' Interest Distributable Amount applicable to B Notes                                                 $47,361.74
 Certificateholders' Interest Distributable Amount                                                               $141,151.85

Servicing Fees Accrued during this Period                                                                        $131,088.52

Total Distribution Amount Remaining to Deposit to Spread Account                                                  $80,959.57

Spread Account
 Beginning Spread Account Balance                                                                             $17,517,793.16
 Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                           $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                             $80,959.57
 Distribution from Spread Account for Interest / Principal Shortfall                                                   $0.00
 Preliminary Spread Account Balance Remaining                                                                 $17,598,752.73

 Specified Spread Account Balance                                                                             $17,517,793.16
 Release from Spread Account to Seller as "Excess Servicing Fee"                                                       $0.00
 Ending Spread Account Balance (after distributions)                                                          $17,517,793.16

Credit Enhancement                                                                                                     26.43%
 Spread account % of Ending Pool Balance                                                                               12.07%
 Overcollateralization % of Ending Pool Balance                                                                        14.36%

Life-to-Date CPR                                                                                                       24.10%

Scheduled Amounts 30 - 59 days past due                                                                         $1,920,215.22
                                                                                                                         1.32%
Scheduled Amounts 60 days or more past due                                                                      $2,385,363.83
                                                                                                                         1.64%
Net Losses on Liquidated Receivables                                                                              $220,674.33
                                                                                                                         0.15%
======================================================================================


                                       Page 3


 PART III -- SERVICING CALCULATIONS                                                                                15-Sep-99
 1.  Sources and Uses of Collection Account Balance                Pool 1 Cutoff          Pool 1          Pool 2           Pool 3
 Wtd. Avg. APR                                                             8.310%           8.310%         6.782%           9.186%
 Contract Value (Beg. of Collection Period), by origination pool                   $70,962,603.48     $18,950.87   $24,597,967.16
 Contract Value  (End of Collection Period), by origination pool $467,425,285.55   $65,053,749.48     $18,932.08   $21,272,219.98
 Contract Value Decline                                                             $5,908,854.00         $18.79    $3,325,747.18

 Initial Pool Balance                                                             $875,889,658.01  12,229,448.14
 Pool Balance (End of Collection Period)                                          $145,076,777.58

 Total Collections and Investment Income for the period                            $13,221,448.25
 Negative Carry Amount                                                                      $0.00

 Total Distribution Amount (TDA)                                                   $13,221,448.25
 Principal Distribution Amount  (PDA)                                              $12,229,448.14
 Interest Distribution Amount  (IDA)                                                  $992,000.11

 2.  Calculation of Distributable Amounts

 A-1 Note Beginning Principal Balance                                                       $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                           $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                                 0.00%
 A-1 Noteholders' Principal Distributable Amount                                            $0.00

 A-2 Note Beginning Principal Balance                                                       $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                           $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                                 0.00%
 A-2 Noteholders' Principal Distributable Amount                                            $0.00

 A-3 Note Beginning Principal Balance                                             $106,695,656.68
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                           $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                                89.22%
 A-3 Noteholders' Principal Distributable Amount                                   $10,911,155.09

 B Note Beginning Principal Balance                                                 $8,107,572.70
 B Noteholders' Principal Carryover Shortfall (Previous Period)                             $0.00
 B Noteholders' Share of the Principal Distribution Amount                                   6.78%
 B Noteholders' Principal Distributable Amount                                        $829,115.13

 Certificate Beginning Principal Balance                                           $24,371,542.19
 Certificateholders' Principal Carryover Shortfall (Previous Period)                        $0.00
 Certificateholders' Share of the Principal Distribution Amount                              4.00%
 Certificateholders' Principal Distributable Amount                                   $489,177.93

 Interest Accrued on Class A-1 Notes this period                          5.5625%           $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to A-1 Notes                                                                              $0.00
 Interest Due (in Arrears) on above Shortfall                                               $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                         $0.00

 Interest Accrued on Class A-2 Notes this period                            6.25%           $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to A-2 Notes                                                                              $0.00
 Interest Due (in Arrears) on above Shortfall                                               $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                         $0.00

 Interest Accrued on Class A-3 Notes this period                            6.65%     $591,271.76
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to A-3 Notes                                                                              $0.00
 Interest Due (in Arrears) on above Shortfall                                               $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                   $591,271.76

 Interest Accrued on Class A-1, A-2 and A-3 Notes this period                         $591,271.76
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                        $0.00
 Interest Due (in Arrears) on above Shortfall                                               $0.00
 Offered Noteholders' Interest Distributable Amount                                   $591,271.76

 Interest Accrued on Class B Notes this period                              7.01%      $47,361.74
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable
  to B Notes                                                                                $0.00
 Interest Due (in Arrears) on above Shortfall                                               $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                      $47,361.74

 Interest Accrued on Certificates this period                               6.95%     $141,151.85
 Certificateholders' Interest Carryover Shortfall (Previous Period)                         $0.00
 Interest Due (in Arrears) on Above Shortfall                                               $0.00
 Certificateholders' Interest Distributable Amount                                    $141,151.85

 3.  Allocation of Total Distribution Amount

 Total Distribution Amount                                                         $13,221,448.25

 Administration Fee Shortfall (Previous Period)                                             $0.00
 Administration Fee Accrued during this Period                        $500/qtr.           $166.67
 Administration Fee Paid this Period from TDA                                             $166.67
 Administration Fee Shortfall                                                               $0.00

 Total Distribution Amount Remaining                                               $13,221,281.58




 1.  Sources and Uses of Collection Account Balance                  Pool 4           Pool 5          Pool 6
 Wtd. Avg. APR                                                             9.025%           9.089%          8.864%
 Contract Value (Beg. of Collection Period), by origination pool  $30,655,163.08   $29,410,326.13   $1,661,215.00
 Contract Value  (End of Collection Period), by origination pool  $29,067,390.33   $28,162,928.90   $1,501,556.81
 Contract Value Decline                                            $1,587,772.75    $1,247,397.23     $159,658.19


                                       Page 5


 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                   $0.00
 Interest Due (in Arrears) on above Shortfall                                                                          $0.00
 Interest Accrued on Class A-1 Notes this period                                                                       $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                               $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                        $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                   $0.00
 Interest Due (in Arrears) on above Shortfall                                                                          $0.00
 Interest Accrued on Class A-2 Notes this period                                                                       $0.00
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                               $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                        $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                   $0.00
 Interest Due (in Arrears) on above Shortfall                                                                          $0.00
 Interest Accrued on Class A-3 Notes this period                                                                 $591,271.76
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                         $591,271.76
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                        $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                   $0.00
 Interest Due (in Arrears) on above Shortfall                                                                          $0.00
 Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                    $591,271.76
 Offered Noteholders' Interest Paid this Period from TDA                                                         $591,271.76
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                                $0.00

 Total Distribution Amount Remaining                                                                          $12,630,009.82

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                                               $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                         $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

 Total Distribution Amount Remaining                                                                          $12,630,009.82

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                                               $0.00
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                         $0.00
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

 Total Distribution Amount Remaining                                                                          $12,630,009.82

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                                                      $10,911,155.09
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                $10,911,155.09
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

 Total Distribution Amount Remaining                                                                           $1,718,854.73

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                     $0.00
 Interest Due (in Arrears) on above Shortfall                                                                          $0.00
 Interest Accrued on Class B Notes this period                                                                    $47,361.74
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                                            $47,361.74
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                          $0.00

 Total Distribution Amount Remaining                                                                           $1,671,493.00

 B Noteholders' Principal Distributable Amount                                                                         $0.00
 B Noteholders' Monthly Principal Distributable Amount                                                           $829,115.13
 B Noteholders' Principal Distributable Amount Paid from TDA                                                     $829,115.13
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

 Total Distribution Amount Remaining                                                                             $842,377.87

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                          $0.00
 Interest Accrued on Certificates this period                                                                    $141,151.85
 Certificateholders' Interest Paid this Period from TDA                                                          $141,151.85
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                         $0.00

 Total Distribution Amount Remaining                                                                             $701,226.02

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                                 $489,177.93
 Certificateholders' Principal Distributable Amount Paid from TDA                                                $489,177.93
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                        $0.00

 Total Distribution Amount Remaining                                                                             $212,048.09

 Servicing Fee Shortfall (Previous Period)                                                                             $0.00
 Servicing Fees Accrued during this Period                                                            1.00%      $131,088.52
 Servicing Fees Paid this Period from TDA                                                                        $131,088.52
 Servicing Fee Shortfall                                                                                               $0.00

 Total Distribution Amount Remaining to Deposit to Spread Acct                                                    $80,959.57

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                                                                 $0.00

 New Collateral Purchased                                                                                              $0.00
 Deposit to Spread Account                                                                            3.75%            $0.00
 Payment to Seller                                                                                                     $0.00

 Ending Pre-Funding Account Balance                                                                                    $0.00


                                       Page 5

 Excess Pre-Funded Amount/(Payment to Seller)                                                                          $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                           $0.00

 5.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance                                                                              $0.00

 Pre-Funded Percentage                                                                                                  0.000%
 Negative Carry Amount                                                                                                 $0.00
 Cumulative Negative Carry Amount                                                                              $1,279,542.53
 Maximum Negative Carry Amount                                                                                         $0.00
 Required Negative Carry Account Balance                                                                               $0.00
 Interim Ending Negative Carry Account Balance                                                                         $0.00
 Negative Carry Amount Released to Seller                                                                              $0.00

 Ending Negative Carry Account Balance                                                                                 $0.00

 6.  Distributions from Spread Account

 Beginning Spread Account Balance                                                                             $17,517,793.16
 Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                           $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                             $80,959.57

 Distribution from Spread Account to Noteholders' Distr. Account                                                       $0.00
 Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Not            $0.00
 Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Not            $0.00
 Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Not            $0.00
 Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes            $0.00
 Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00
 Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00
 Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00
 Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

 Preliminary Spread Account Balance Remaining                                                                 $17,598,752.73

 Distribution from Spread Account to Certificateholders' Distr. Account                                                $0.00
 Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                           $0.00
 Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                              $0.00

 Preliminary Spread Account Balance Remaining                                                                 $17,598,752.73

 Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                                  $3,647,638.25
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                 NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                             $2,648,091.96
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                        YES
 60 day or > Delinquent Scheduled Amounts                                                                      $2,385,363.83
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                             NO
 Are any of the three conditions "YES"?                                                                    YES


 Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

 As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
 Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
 have been charged to the trust was:                                                                              642,178.54

 If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

 Restated Cumulative Realized Losses:                                                                           4,289,816.79
 Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                       NO


 Preliminary A-1 Note Principal Balance (End of Period)                                                                $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                                $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                                                       $95,784,501.59
 Preliminary B Note Principal Balance (End of Period)                                                          $7,278,457.57
 Preliminary Certificate Principal Balance (End of Period)                                                    $23,882,364.26
 Preliminary Total Principal Balance of Notes and Certificates (End of Period)                               $126,945,323.42

 Specified Spread Account Balance                                                                             $17,517,793.16
 Greater of:
 (a)  3.75% of Pool Balance at end of Collection Period;                                              3.75%    $5,440,379.16

 (b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
        Certificate Balance = Spread Account), or                                                     2.50%   $21,897,241.45
 (b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
        and Certificates < = 97.50% of Pool Balance), or                                              2.25%   $19,707,517.31
 (b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
        and Certificates < = 96.25% of Pool Balance)                                                  2.00%   $17,517,793.16

 Preliminary Spread Account Balance Remaining                                                                 $17,598,752.73
 Preliminary Excess Amount in Spread Account                                                                      $80,959.57

 Release from Spread Account to Seller as "Excess Servic                                        Turbo Date             $0.00
 Release from Spread Account to A-1 Noteholders as Princ                                         15-Jul-97             $0.00
 Release from Spread Account to A-2 Noteholders as Principal                                                           $0.00
 Release from Spread Account to A-3 Noteholders as Principal                                                      $75,242.09
 Release from Spread Account to B Noteholders as Principal                                                         $5,717.48
 Ending Spread Account Balance (after distributions)                                                          $17,517,793.16
 Net Change in Spread Account Balance                                                                                  $0.00

 7.  Ending Balances
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                    $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                    $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                    $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                      $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                    $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                   $0.00

 A-1 Note Principal Balance (End of Period)                                                                            $0.00
 A-2 Note Principal Balance (End of Period)                                                                            $0.00
 A-3 Note Principal Balance (End of Period)                                                                   $95,709,259.50
 B Note Principal Balance (End of Period)                                                                      $7,272,740.08
 Certificate Principal Balance (End of Period)                                                                $23,882,364.26
 Total Principal Balance of Notes and Certificates (End of Period)                                           $126,864,363.85

 A-1 Note Pool Factor (End of Period)                                                      $125,000,000.00         0.0000000
 A-2 Note Pool Factor (End of Period)                                                      $362,000,000.00         0.0000000
 A-3 Note Pool Factor (End of Period)                                                      $329,000,000.00         0.2909096
 B Note Pool Factor (End of Period)                                                         $25,000,000.00         0.2909096
 Certificate Pool Factor (End of Period)                                                    $34,000,000.00         0.7024225
 Total Notes & Certificates Pool Factor (End of Period)                                                            0.1449878

 Specified Spread Account Balance (after all distributions and adjustments)                                   $17,517,793.16


                                       Page 6


CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                      15-Sep-99
(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                       $0.00
        per $1,000 original principal amount:                                                                    $0.00000000

 (b)   A-2 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                   $0.00000000

 (c)   A-3 Notes:                                                                                             $10,986,397.18
         per $1,000 original principal amount:                                                                  $33.39330449

 (d)   B Notes:                                                                                                  $834,832.61
         per $1,000 original principal amount:                                                                  $33.39330449

 (e)   Total                                                                                                  $11,821,229.79

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                                       $0.00
        per $1,000 original principal amount:                                                                    $0.00000000

 (b)   A-2 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                   $0.00000000

 (c)  A-3 Notes:                                                                                                 $591,271.76
        per $1,000 original principal amount:                                                                    $1.79717861

 (d)  B Notes:                                                                                                    $47,361.74
         per $1,000 original principal amount:                                                                   $1.89446949

 (e)   Total                                                                                                     $638,633.50

(3) Pool Balance at the end of the related Collection Period                                                 $145,076,777.58

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                   $0.00
     (ii)  A-1 Note Pool Factor:                                                                                  0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                   $0.00
     (ii)  A-2 Note Pool Factor:                                                                                  0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                          $95,709,259.50
     (ii)  A-3 Note P                                                                                            $0.2909096

 (d) (i)  outstanding principal amount of A-3 Notes:                                                           $7,272,740.08
     (ii)  A-3 Note Pool Factor:                                                                                 $0.2909096

 (e) (i)  Certificate Balance                                                                                 $23,882,364.26
     (ii)  Certificate Pool Factor:                                                                               0.7024225

(5)  Amount of Servicing Fee:                                                                                    $131,088.52
      per $1,000 Beginning of Collection Period:                                                                  0.14966328

(6)  Amount of Administration Fee:                                                                                   $166.67
      per $1,000 Beginning of Collection Period:                                                                  0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                     $220,674.33

(9)  Amount in Spread Account:                                                                                $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                                   $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                $0.00
======================================================================================


                                       Page 7


CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                      15-Sep-99
(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                       $0.00
        per $1,000 original principal amount:                                                                    $0.00000000

 (b)  A-2 Notes:                                                                                                       $0.00
        per $1,000 original principal amount:                                                                    $0.00000000

 (c)  A-3 Notes:                                                                                               10,986,397.18
        per $1,000 original principal amount:                                                                    33.39330449

 (d)  B Notes:                                                                                                    834,832.61
        per $1,000 original principal amount:                                                                    33.39330449

 (e)  Certificates:                                                                                              $489,177.93
        per $1,000 original principal amount:                                                                   $14.38758605

 (f)  Total:                                                                                                  $12,310,407.71

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                       $0.00
        per $1,000 original principal amount:                                                                    $0.00000000

 (b)  A-2 Notes:                                                                                                       $0.00
        per $1,000 original principal amount:                                                                    $0.00000000

 (c)  A-3 Notes:                                                                                                 $591,271.76
        per $1,000 original principal amount:                                                                    $1.79717861

 (d)  B Notes:                                                                                                    $47,361.74
        per $1,000 original principal amount:                                                                    $1.89446949

 (e)  Certificates:                                                                                              $141,151.85
        per $1,000 original principal amount:                                                                    $4.15152496

 (f)  Total:                                                                                                     $779,785.35

(3)  Pool Balance at end of related Collection Period:                                                       $145,076,777.58

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                   $0.00
     (ii)  A-1 Note Pool Factor:                                                                                  0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                   $0.00
     (ii)  A-2 Note Pool Factor:                                                                                  0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                          $95,709,259.50
     (ii)  A-3 Note Pool Factor:                                                                                  0.2909096

 (d) (i)  outstanding principal amount of B Notes:                                                             $7,272,740.08
     (ii)  B Note Pool Factor:                                                                                    0.2909096

 (e) (i)  Certificate Balance                                                                                 $23,882,364.26
     (ii)  Certificate Pool Factor:                                                                               0.7024225

(5)  Amount of Servicing Fee:                                                                                    $131,088.52
      per $1,000 Beginning of Collection Period:                                                                 $0.14966328

(6)  Amount of Administration Fee:                                                                                   $166.67
      per $1,000 Beginning of Collection Period:                                                                 $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                     $220,674.33

(9)  Amount in Spread Account:                                                                                $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                                   $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                   NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                $0.00
======================================================================================


                                       Page 8



CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                      15-Sep-99
(1)  Payment of Administration Fee to Administrator:                                                                 $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
        Interest Distributable Amount deposited into Note Distribution Account:                                  $638,633.50

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                     $11,821,229.79

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                 $141,151.85

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                 $489,177.93

(6)  Payment of Servicing Fee to Servicer:                                                                       $131,088.52

(7)  Deposit to Spread Account from Excess Collections over Distributions:                                        $80,959.57

Check for Error                                                                                            NO ERROR
Sum of Above Distributions                                                                                    $13,302,407.82
Total Distribution Amount plus Turbo                                                                          $13,302,407.82
======================================================================================


                                       Page 9

CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003



Payment Date:                                                                                                      15-Sep-99
(1)  Total Distribution Amount:                                                                               $13,221,448.25

(2)  Administration Fee:                                                                                             $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                               $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                               $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                         $591,271.76

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                            $47,361.74

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                 $0.00

(11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                                  $638,633.50
        Interest Distributable Amount deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                         $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                 0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                                  $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                                 $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                         $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                                 0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                                  $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                                 $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                $10,911,155.09

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                                89.22%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                                  $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                        $10,986,397.18

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                     $829,115.13

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                   6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                             $834,832.61

(28)  Noteholders' Principal Distribution Amount:                                                             $11,821,229.79

(29)  Noteholders' Distributable Amount:                                                                      $12,459,863.29

(30)  Certificateholders' Interest Distributable Amount:                                                         $141,151.85

(31)  Certificateholders' Interest Carryover Shortfall:                                                                $0.00

(32)  Certificateholders' Percentage:                                                                                  4.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                             $489,177.93

(34)  Certificateholders' Principal Carryover Shortfall:                                                               $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                        $489,177.93

(36)  Certificateholders' Distributable Amount:                                                                  $630,329.77

(37)  Servicing Fee:                                                                                             $131,088.52

(38)  Deposit to Spread Account (from excess collections):                                                        $80,959.57


                                       Page 10



(39)  Specified Spread Account Balance (after all distributions and adjustments) :                            $17,517,793.16
 The greater of:
 (a) 3.75% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs; and                                                              $5,440,379.16

 (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
        Balance = Spread Account), or                                                                         $21,897,241.45

 (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
         and Certificates < = 97.50% of Pool Balance                                                          $19,707,517.31

 (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
         and Certificates < = 96.25% of Pool Balance                                                          $17,517,793.16

(40)  Spread Account Trigger Tests:
 (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
            the end of the related Collection Period:                                                          $3,647,638.25

     (ii)  2.25% of the Initial Pool Balance:                                                         2.25%   $19,707,517.31

 (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
            has been repossessed but in which the receivable has not been liquidated:                          $2,648,091.96

     (ii)  1.65% of the Pool Balance at the beginning                                                 1.65%    $2,568,142.68

 (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
             as of the end of the related Collection Period:                                                   $2,385,363.83

     (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs:                                                      2.25%    $3,230,442.47

(41)  Spread Account Balance over the Specified Spread Account Balance:                                           $80,959.57

(42)  Excess Amounts Distributed To Seller:
 (a) Release of Excess Amount in Spread Account                                                                        $0.00
 (b) Release of Excess Amount in Negative Carry Account                                                                 0.00


(43)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                    $0.00

(44)  Amount to be withdrawn from the Spread Account and deposited
 into the Certificate Distribution Account:                                                                            $0.00

(45)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                           $145,076,777.58

(46)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                 $0.00
           A-1 Note Pool Factor:                                                                                   0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                 $0.00
           A-2 Note Pool Factor:                                                                                   0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                        $95,709,259.50
           A-3 Note Pool Factor:                                                                                   0.2909096

           Outstanding Principal Balance of B Notes:                                                           $7,272,740.08
           B Note Pool Factor:                                                                                     0.2909096

           Outstanding Principal Balance of the Certificates:                                                 $23,882,364.26
           Certificate Pool Factor:                                                                                0.7024225

(47)  Aggregate Purchase Amounts for related Collection Period:                                                        $0.00

(48)  Aggregate Amount of Realized Losses for the related Collection Period:                                     $220,674.33

(49)  Spread Account Balance after giving effect to all distributions:                                        $17,517,793.16

(50)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                                $3,798,934.42

(51)  Number of Collection Periods since Completion of Funding Period                                                     36

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                                                 24.10%


===============================================================================

CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004
                                                                       12:09 PM
Prepared by Lisa Sorenson, Phone 414-636-6184              File: us97a.xls

                                       --------------------------------------------------------------------------------------------
NPV Data Input Section                        28-Feb-97          03-Sep-99          03-Sep-99           03-Sep-99         03-Sep-99
Scheduled cash flows as of the         --------------------------------------------------------------------------------------------
 end of the collection period            Pool 1 Cutoff              Pool 1             Pool 2              Pool 3            Pool 4
Line 0 is scheduled amount
 delinquent                                         -         2,807,079.70         666,046.76        1,612,843.91        889,342.05
                                           6,224,948.06       2,487,837.24         845,570.05        1,185,425.85        907,346.07
                                           4,087,399.27       3,114,903.69         655,343.65        1,118,280.45      1,098,595.76
                                           4,191,051.44       6,075,080.21         993,701.64        1,376,044.04      1,129,370.76
                                           4,860,539.72      10,696,633.48       1,210,769.78        1,525,243.60      1,347,902.37
                                           4,890,016.88       7,939,490.78       1,120,483.67        1,308,206.09      1,022,690.01
                                           8,243,609.27       3,898,363.13       4,502,245.07        1,415,736.31        839,198.30
                                           4,447,750.58       1,763,861.90       3,113,155.65        7,155,508.38      1,461,040.51
                                           6,498,644.13       1,471,132.26         397,214.54        2,575,104.07      5,039,384.98
                                          14,972,196.07       1,620,237.49         421,275.31          632,820.16      1,579,488.14
                                          23,007,915.80       1,662,860.05         443,218.80          666,196.71        642,803.66
                                          15,613,409.45       1,687,874.61         479,785.36          789,472.49        586,074.83
                                           7,785,366.54       1,984,252.44         555,596.55          869,317.79        611,796.34
                                           3,880,079.26       1,627,397.49         516,555.93          691,949.38        612,676.28
                                           3,600,829.31       2,261,439.61         405,536.54          712,888.98        732,595.56
                                           3,835,204.18       4,986,022.99         659,309.82          835,069.18        775,189.39
                                           4,406,106.30       8,900,987.44         811,551.81          960,615.73        985,922.23
                                           4,331,724.09       5,463,295.06         811,775.78          885,078.61        772,405.75
                                           7,068,300.66       2,202,585.02       2,898,400.10          849,534.91        595,516.60
                                           3,940,812.53         666,001.63       1,840,083.63        4,079,348.19        960,022.84
                                           6,159,747.89         387,043.56          99,854.66        1,403,440.27      2,719,655.56
                                          14,561,634.89         503,231.73         107,661.44          194,591.15        862,167.43
                                          22,594,768.79         518,254.26         113,339.07          206,968.05        190,588.67
                                          15,235,344.04         523,526.92         151,266.53          206,575.76        138,578.09
                                           7,445,650.52         675,590.33         211,840.52          391,991.90        176,687.08
                                           3,579,468.36         561,418.42         127,505.48          223,709.43        177,625.79
                                           3,299,938.35         842,940.67          78,120.59          230,661.04        192,595.29
                                           3,563,571.09       2,341,603.04         217,328.47          256,496.21        237,407.30
                                           3,983,635.33       5,195,890.00         412,778.80          384,438.10        318,504.60
                                           4,043,413.87       2,843,037.25         391,642.13          422,390.45        284,824.02
                                           6,668,398.88         992,172.35       1,376,586.04          363,202.82        149,296.78
                                           3,721,394.41          99,280.10         843,566.82        2,016,127.87        371,284.07
                                           5,930,985.23           7,196.42           2,540.13          608,643.74      1,324,250.91
                                          14,048,509.71          45,671.99           2,250.64           36,775.45        349,897.00
                                          21,617,434.15          14,356.23          25,377.44           34,332.55         36,441.55
                                          14,319,031.03          47,941.31               0.00           28,033.61          1,013.53
                                           6,622,218.98           8,933.99          55,264.82           51,626.76         12,424.09
                                           2,794,527.41          69,329.96          26,994.04           22,299.64         17,341.47
                                           2,537,050.75         229,189.95               0.00           55,730.44         26,775.35
                                           2,704,903.39         235,453.78               0.00           18,636.70            673.13
                                           3,060,906.46         241,523.06          15,465.97           34,101.19          6,265.18
                                           3,177,927.21          30,586.53          41,797.19                0.00        105,200.90
                                           5,473,838.49          10,510.96          74,792.25           35,238.87            673.13
                                           2,780,181.99               0.00          11,420.11           42,142.50         51,861.78
                                           4,848,252.59               0.00               0.00                0.00         42,250.21
                                          12,421,394.48               0.00               0.00                0.00              0.00
                                          19,846,926.73               0.00               0.00                0.00              0.00
                                          10,668,299.66               0.00               0.00                0.00              0.00
                                           4,018,932.10               0.00               0.00                0.00              0.00
                                             999,620.21               0.00               0.00                0.00              0.00
                                             715,596.94               0.00               0.00            5,516.38              0.00
                                             729,463.38               0.00               0.00                0.00              0.00
                                             978,501.21               0.00               0.00                0.00              0.00
                                           1,067,113.54               0.00               0.00                0.00              0.00
                                           2,553,275.87               0.00               0.00                0.00              0.00
                                             800,506.74               0.00               0.00                0.00              0.00
                                           2,078,844.49               0.00               0.00                0.00              0.00
                                           7,648,805.10               0.00               0.00                0.00              0.00
                                          12,223,538.12               0.00               0.00                0.00              0.00
                                           6,284,273.88               0.00               0.00                0.00              0.00
                                           1,911,175.78               0.00               0.00                0.00              0.00
                                              92,369.69               0.00               0.00                0.00              0.00
                                              41,527.82               0.00               0.00                0.00              0.00
                                              38,987.30               0.00               0.00                0.00              0.00
                                              13,226.62               0.00               0.00                0.00              0.00
                                              99,942.27               0.00               0.00                0.00              0.00
                                              66,826.08               0.00               0.00                0.00              0.00
                                              60,733.30               0.00               0.00                0.00              0.00
                                             655,358.90               0.00               0.00                0.00              0.00
                                             584,135.41               0.00               0.00                0.00              0.00
                                             430,830.03               0.00               0.00                0.00              0.00
                                             139,155.22               0.00               0.00                0.00              0.00
                                                   0.00               0.00               0.00                0.00              0.00
                                                   0.00               0.00               0.00                0.00              0.00

Total Time Balance of Scheduled Cash Flows                   89,742,019.03      27,735,013.58       38,518,355.71     30,383,645.34

                                       Page 1

CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184                           09/15/99
                                                                        12:09 PM
Payment Date                                                                                       15-Sep-99
Collection Period Be                                                                               06-Aug-99
Collection Period En                                                             28-Feb-97         03-Sep-99
Days in accrual period (30/360)                                                                           30

Part I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                               $7,206,462.48

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                            $0.00
    Government obligors                                                                                $0.00
          Total Warranty Repurchases                                                                   $0.00

Total Collections For The Period                                                               $7,206,462.48

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                    $1,336,162.82
    Scheduled Amounts 60 days or more past due                                                 $2,316,692.00
    Net Losses on Liquidated Receivables                                                         $254,560.89
    Number of Loans at Beginning of Period                                                            11,910
    Number of Loans at End of Period                                                                  11,736
    Repossessed Equipment not Sold or Reassigned (Beginning)                                           $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                 $0.00
    Reinvestment Income (including Pre-Funding Account and Spread Account)                        $81,438.42
    Pre-Funding Account Reinvestment Income                                                            $0.00


                                       Page 2

CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date                                                                                   15-Sep-99
Collection Period Begin Date                                                                   06-Aug-99
Collection Period End Date                                                                     03-Sep-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                  $176,920,859.02
 A-1 Note Beginning Principal Balance                                                              $0.00
 A-2 Note Beginning Principal Balance                                                              $0.00
 A-3 Note Beginning Principal Balance                                                    $139,545,859.02
 B Note Beginning Principal Balance                                                       $26,000,000.00
 Certificate Beginning Principal Balance                                                  $11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)                        $170,756,185.71
 A-1 Note Principal Balance (End of Period)                                                        $0.00
         A-1 Note Pool Factor (End of Period)                                                  0.0000000
 A-2 Note Principal Balance (End of Period)                                                        $0.00
         A-2 Note Pool Factor (End of Period)                                                  0.0000000
 A-3 Note Principal Balance (End of Period)                                              $133,381,185.71
         A-3 Note Pool Factor (End of Period)                                                  0.5147368
 B Note Principal Balance (End of Period)                                                 $26,000,000.00
         B Note Pool Factor (End of Period)                                                    1.0000000
 Certificate Principal Balance (End of Period)                                            $11,375,000.00
         Certificate Pool Factor (End of Period)                                               1.0000000

Contract Value Decline                                                                     $6,164,673.31
 Pool Balance (Beg. of Collection Period)                                                $176,926,078.11
 Pool Balance (End of Collection Period)                                                 $170,761,404.80

Total Distribution Amount (TDA)                                                            $7,287,900.90
 Total Collections and Investment Income for the Period                                    $7,287,900.90
 Negative Carry Amount                                                                             $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                                 $166.67

Principal Distribution Amount  (PDA)                                                       $6,164,673.31



Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                                   $0.00
 A-2 Noteholders' Principal Distributable Amount                                                   $0.00
 A-3 Noteholders' Principal Distributable Amount                                           $6,164,673.31
 B Noteholders' Principal Distributable Amount                                                     $0.00
 Certificateholders' Principal Distributable Amount                                                $0.00

Interest Distributable Amount                                                                $958,736.08
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                          $750,058.99
 Noteholders' Interest Distributable Amount applicable to B Notes                            $145,166.67
 Certificateholders' Interest Distributable Amount                                            $63,510.42

Servicing Fees Accrued during this Period                                                    $147,438.40

Total Distribution Amount Remaining to Deposit to Spread Account                              $16,886.44

Spread Account
 Beginning Spread Account Balance                                                         $13,000,000.00
 Deposit to Spread Account from Pre-Funding Account                                                $0.00
 Deposit to Spread Account from Excess Collections over Distributions                         $16,886.44
 Distribution from Spread Account for Interest / Principal Shortfall                               $0.00
    0.00                                                                                           $0.00

 Specified Spread Account Balance                                                         $13,016,886.44
 Release from Spread Account to Seller as "Excess Servicing Fee"                                   $0.00
 Ending Spread Account Balance (after distributions)                                      $13,016,886.44

Credit Enhancement                                                                                  7.63%
 Spread account % of Ending Pool Balance                                                            7.62%
 Overcollateralization % of Ending Pool Balance                                                     0.00%


Scheduled Amounts 30 - 59 days past due                                                    $1,336,162.82
         as % of Ending Pool Balance                                                                0.78%
Scheduled Amounts 60 days or more past due                                                 $2,316,692.00
         as % of Ending Pool Balance                                                                1.36%
Net Losses on Liquidated Receivables                                                         $254,560.89
         as % of Ending Pool Balance                                                                0.15%

                                       Page 3

 PART III -- SERVICING CALCULATIONS                                   15-Sep-99



1.  Sources and Uses of Collection
    Account Balance                          Pool 1 Cutoff             Pool 1            Pool 2            Pool 3           Pool 4
Wtd. Avg. APR                                       8.823%             8.823%            8.701%            8.302%           8.479%
Contract Value (Beg. of Collection Period),
    by origination pool                                        $85,113,847.34    $26,030,844.48    $36,847,102.73   $28,934,283.56
Contract Value  (End of Collection Period),
    by origination pool                    $335,052,501.00     $82,218,247.70    $25,367,075.25    $35,386,704.76   $27,789,377.09
                                                                -------------     -------------     -------------    -------------
Contract Value Decline                                          $2,895,599.64       $663,769.23     $1,460,397.97    $1,144,906.47
                                                                         3.40%             2.55%             3.96%            3.96%
Initial Pool Balance                                          $176,926,078.11
Pool Balance (End of Collection Period)                       $170,761,404.80

Total Collections and Investment Income
    for the period                                              $7,287,900.90
Negative Carry Amount                                                   $0.00

Total Distribution Amount (TDA)                                 $7,287,900.90
Principal Distribution Amount  (PDA)                            $6,164,673.31                85%
Interest Distribution Amount  (IDA)                             $1,123,227.59                15%

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                    $0.00
A-1 Noteholders' Principal Carryover
    Shortfall (Previous Period)                                         $0.00
A-1 Noteholders' Share of the Principal
    Distribution Amount                                                 0.00%
A-1 Noteholders' Principal Distributable
    Amount                                                              $0.00

Principal Distribution Amount Remaining                         $6,164,673.31

A-2 Note Beginning Principal Balance                                    $0.00
A-2 Noteholders' Principal Carryover
    Shortfall (Previous Period)                                         $0.00
A-2 Noteholders' Share of the Principal
    Distribution Amount                                                  0.00%
A-2 Noteholders' Principal Distributable
    Amount                                                              $0.00

Principal Distribution Amount Remaining                         $6,164,673.31

A-3 Note Beginning Principal Balance                          $139,545,859.02
A-3 Noteholders' Principal Carryover
    Shortfall (Previous Period)                                         $0.00
A-3 Noteholders' Share of the Principal
    Distribution Amount                                                100.00%
A-3 Noteholders' Principal Distributable
    Amount                                                      $6,164,673.31

Principal Distribution Amount Remaining                                 $0.00

B Note Beginning Principal Balance                             $26,000,000.00
B Noteholders' Principal Carryover
    Shortfall (Previous Period)                                         $0.00
B Noteholders' Share of the Principal
    Distribution Amount                                                  0.00%
B Noteholders' Principal Distributable
    Amount                                                              $0.00

Principal Distribution Amount Remaining                                 $0.00

Certificate Beginning Principal Balance                        $11,375,000.00
Certificateholders' Principal Carryover
    Shortfall (Previous Period)                                         $0.00
Certificateholders' Share of the Principal
    Distribution Amount                                                  0.00%
Certificateholders' Principal Distributable
    Amount                                                              $0.00

Interest Accrued on Class A-1 Notes this period      5.597%             $0.00
Noteholders' Interest Carryover Shortfall
    (Previous Period) applicable to A-1 Notes                           $0.00
Interest Due (in Arrears) on above Shortfall                            $0.00
Noteholders' Interest Distributable Amount
    applicable to A-1 Notes                                             $0.00

Interest Accrued on Class A-2 Notes this period      6.000%             $0.00
Noteholders' Interest Carryover Shortfall
    (Previous Period) applicable to A-2 Notes                           $0.00
Interest Due (in Arrears) on above Shortfall                            $0.00
Noteholders' Interest Distributable Amount
    applicable to A-2 Notes                                             $0.00

Interest Accrued on Class A-3 Notes this period      6.450%       $750,058.99
Noteholders' Interest Carryover Shortfall
    (Previous Period) applicable to A-3 Notes                           $0.00
Interest Due (in Arrears) on above Shortfall                            $0.00
Noteholders' Interest Distributable Amount
    applicable to A-3 Notes                                       $750,058.99

Interest Accrued on Class A-1, A-2 and A-3
    Notes this period                                             $750,058.99
Offered Noteholders' Interest Carryover
    Shortfall (Previous Period)                                         $0.00
Interest Due (in Arrears) on above Shortfall                            $0.00
Offered Noteholders' Interest Distributable
    Amount                                                        $750,058.99

Interest Accrued on Class B Notes this period        6.700%       $145,166.67
Noteholders' Interest Carryover Shortfall
    (Previous Period) applicable to B Notes                             $0.00
Interest Due (in Arrears) on above Shortfall                            $0.00
Noteholders' Interest Distributable Amount
    applicable to B Notes                                         $145,166.67

Interest Accrued on Certificates this period         6.700%        $63,510.42
Certificateholders' Interest Carryover
    Shortfall (Previous Period)                                         $0.00
Interest Due (in Arrears) on Above Shortfall                            $0.00
Certificateholders' Interest Distributable
    Amount                                                         $63,510.42

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                       $7,287,900.90

Administration Fee Shortfall (Previous Period)                          $0.00
Administration Fee Accrued during this Period
    ($500 per Quarter)                             $500.00            $166.67
Administration Fee Paid this Period from TDA                          $166.67
Administration Fee Shortfall                                            $0.00

Total Distribution Amount Remaining                             $7,287,734.23

Noteholders' Interest Carryover Shortfall
    (Previous Period) applicable to A-1 Notes                           $0.00
Interest Due (in Arrears) on above Shortfall                            $0.00
Interest Accrued on Class A-1 Notes this period                         $0.00
Noteholders' Interest applicable to A-1 Notes
    Paid this Period from TDA                                           $0.00
Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-1 Notes                            $0.00

Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-2 Notes                          $0.00
Interest Due (in Arrears) on above Shortfall                            $0.00
Interest Accrued on Class A-2 Notes this period                         $0.00
Noteholders' Interest applicable to A-2 Notes
    Paid this PEriod from TDA                                           $0.00
Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-2 Notes                            $0.00

Noteholders' Interest Carryover Shortfall
    (Previous Period) applicable to A-3 Notes                           $0.00
Interest Due (in Arrears) on above Shortfall                            $0.00
Interest Accrued on Class A-3 Notes this period                   $750,058.99
Noteholders' Interest applicable to A-3 Notes
    Paid this Period from TDA                                     $750,058.99
Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-3 Notes                            $0.00

                                       Page 4

Offered Noteholders' Interest Carryover Shortfall
    (Previous Period)                                                   $0.00
Interest Due (in Arrears) on above Shortfall                            $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes
    this period                                                   $750,058.99
Offered Noteholders' Interest Paid this Period from TDA           $750,058.99
Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period)                                                    $0.00

Total Distribution Amount Remaining                             $6,537,675.24

Noteholders' Interest Carryover Shortfall
    (Previous Period) applicable to B Notes                             $0.00
Interest Due (in Arrears) on above Shortfall                            $0.00
Interest Accrued on Class B Notes this period                     $145,166.67
Noteholders' Interest applicable to B Notes
    Paid this Period from TDA                                     $145,166.67
Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to B Notes                   $0.00

Total Distribution Amount Remaining                             $6,392,508.57

A-1 Noteholders' Principal Carryover Shortfall
    (Previous Period)                                                   $0.00
A-1 Noteholders' Monthly Principal Distributable
    Amount                                                              $0.00
A-1 Noteholders' Principal Distributable Amount
    Paid from TDA                                                       $0.00
Preliminary A-1 Noteholders' Principal Carryover
    Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                             $6,392,508.57
A-2 Noteholders' Principal Carryover Shortfall
    (Previous Period)                                                   $0.00
A-2 Noteholders' Monthly Principal Distributable
    Amount                                                              $0.00
A-2 Noteholders' Principal Distributable Amount
    Paid from TDA                                                       $0.00
Preliminary A-2 Noteholders' Principal Carryover
    Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                             $6,392,508.57

A-3 Noteholders' Principal Carryover Shortfall
    (Previous Period)                                                   $0.00
A-3 Noteholders' Monthly Principal Distributable
    Amount                                                      $6,164,673.31
A-3 Noteholders' Principal Distributable Amount
    Paid from TDA                                               $6,164,673.31
Preliminary A-3 Noteholders' Principal Carryover
    Shortfall (Current Period)                                          $0.00




Total Distribution Amount Remaining                               $227,835.26

B Noteholders' Principal Distributable Amount                           $0.00
B Noteholders' Monthly Principal Distributable
    Amount                                                              $0.00
B Noteholders' Principal Distributable Amount
    Paid from TDA                                                       $0.00
Preliminary B Noteholders' Principal Carryover
    Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                               $227,835.26

Certificateholders' Interest Carryover Shortfall
    (Previous Period)                                                   $0.00
Interest Due (in Arrears) on Above Shortfall                            $0.00
Interest Accrued on Certificates this period                       $63,510.42
Certificateholders' Interest Paid this Period
    from TDA                                                       $63,510.42
Preliminary Certificateholders' Interest Carryover
    Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                               $164,324.84

Certificateholders' Principal Carryover Shortfall
    (Previous Period)                                                   $0.00
Certificateholders' Principal Distributable Amount
    applicable to current period                                        $0.00
Certificateholders' Principal Distributable Amount
    Paid from TDA                                                       $0.00
Preliminary Certificateholders' Principal Carryover
    Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                               $164,324.84

Servicing Fee Shortfall (Previous Period)                               $0.00
Servicing Fees Accrued during this Period             1.00%       $147,438.40
Total Servicing Fees Due                                          $147,438.40
Servicing Fees Paid this Period from TDA                          $147,438.40
Servicing Fee Shortfall                                                 $0.00

Total Distribution Amount Available to Deposit to Spread Acct      $16,886.44

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                   $0.00

New Collateral Purchased                                                $0.00
Deposit to Spread Account                             2.00%             $0.00
Payment to Seller                                                       $0.00

Ending Pre-Funding Account Balance                                      $0.00

Excess Pre-Funded Amount/(Payment to Seller)                            $0.00

Adjusted Ending Pre-Funding Account Balance                             $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance          177 days              $0.00

Pre-Funded Percentage                                                   0.000%
Negative Carry Withdrawls                                               $0.00
Cumulative Negative Carry Withdrawls                                    $0.00
Maximum Negative Carry Amount                     150 days              $0.00
Required Negative Carry Account Balance                                 $0.00
Interim Ending Negative Carry Account Balance                           $0.00
Negative Carry Amount Released to Seller                                $0.00

Ending Negative Carry Account Balance                                   $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                               $13,000,000.00
Deposit to Spread Account from Pre-Funding Account                      $0.00
Deposit to Spread Account from Excess
    Collections over Distributions                                 $16,886.44

Distribution from Spread Account to Noteholders'
    Distr. Account                                                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-1 Notes                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-2 Notes                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-3 Notes                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to B Notes                              $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover
    Shortfall (Current Period)                                          $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover
    Shortfall (Current Period)                                          $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover
    Shortfall (Current Period)                                          $0.00
Adj to Preliminary B Noteholders' Principal Carryover
    Shortfall (Current Period)                                          $0.00


                                       Page 5

Preliminary Spread Account Balance Remaining                   $13,016,886.44







Cumulative Realized Losses since 28-February-97
    (Cut-off Date)                                              $2,847,738.65
Are Cum. Realized Losses > 2.25% of Initial
    Pool Balance?                                         NO
12*(Realized Losses during Collection Period + Repos
    at end of Collection Period)                                $3,054,730.68
Is 12*Realized Losses + Unliq. Repos > 1.65% of
    Beg. Pool Balance?                                    YES
60 day or > Delinquent Scheduled Amounts                        $2,316,692.00
Are 60 day or > Delinquencies > 2.25% of Ending
    Pool Balance?                                         NO
Are any of the three conditions "YES"?                    YES


Case Credit has discovered a systems error in the report used to identify losses for the trust.
The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit
incorrectly absorbed the losses that were not
included in the monthly servicer reports through its
on-book reserves. Case Credit will not charge these
losses back to the trust. The cumulative amount of
losses that were inadvertently absorbed by Case Credit
that should have been charged to the trust was:                    861,558.07

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                             3,709,296.72
Are Cumulative Realized Losses > 2.25% of the Initial
    Pool Balance?                                         NO

Preliminary A-1 Note Principal Balance (End of Period)                  $0.00
Preliminary A-2 Note Principal Balance (End of Period)                  $0.00
Preliminary A-3 Note Principal Balance (End of Period)        $133,381,185.71
Preliminary B Note Principal Balance (End of Period)           $26,000,000.00
Preliminary Certificate Principal Balance (End of Period)      $11,375,000.00
Preliminary Total Principal Balance of Notes and
    Certificates (End of Period)                              $170,756,185.71

Specified Spread Account Balance                               $13,016,886.44
Lesser of:
(a) 2.00% of the Initial Pool Balance                 2.00%     13,000,000.00

(b) the Note Balance                                           170,756,185.71





Preliminary Spread Account Balance Remaining                   $13,016,886.44
Preliminary Excess Amount in Spread Account                             $0.00

Release from Spread Account to Seller as
    "Excess Servicing Fee"                                              $0.00




Ending Spread Account Balance (after distributions)            $13,016,886.44
Net Change in Spread Account Balance                               $16,886.44

7.  Ending Balances
Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-1 Notes                            $0.00
Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-2 Notes                            $0.00
Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to A-3 Notes                            $0.00
Noteholders' Interest Carryover Shortfall
    (Current Period) applicable to B Notes                              $0.00
A-1 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                    $0.00
A-2 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                    $0.00
A-3 Noteholders' Principal Carryover Shortfall
    (Current Period)                                                    $0.00
B Noteholders' Principal Carryover Shortfall
    (Current Period)                                                    $0.00
Certificateholders' Interest Carryover Shortfall
    (Ending Balance)                                                    $0.00
Certificateholders' Principal Carryover Shortfall
    (Ending Balance)                                                    $0.00

A-1 Note Principal Balance (End of Period)                              $0.00
A-2 Note Principal Balance (End of Period)                              $0.00
A-3 Note Principal Balance (End of Period)                    $133,381,185.71
B Note Principal Balance (End of Period)                       $26,000,000.00
Certificate Principal Balance (End of Period)                  $11,375,000.00
Total Principal Balance of Notes and Certificates
    (End of Period)                                           $170,756,185.71

A-1 Note Pool Factor (End of Period)        $71,500,000.00          0.0000000
A-2 Note Pool Factor (End of Period)       $282,000,000.00          0.0000000
A-3 Note Pool Factor (End of Period)       $259,125,000.00          0.5147368
B Note Pool Factor (End of Period)          $26,000,000.00          1.0000000
Certificate Pool Factor (End of Period)     $11,375,000.00          1.0000000
Total Notes & Certificates Pool Factor
    (End of Period)                                                 0.2627018

Specified Spread Account Balance
    (after all distributions and adjustments)                  $13,016,886.44

                                       Page 6

CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                        15-Sep-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                         $0.00
        per $1,000 original principal amount:                                        0.0000000

 (b)  A-2 Notes:                                                                         $0.00
         per $1,000 original principal amount:                                     $0.00000000

 (c)  A-3 Notes:                                                                 $6,164,673.31
         per $1,000 original principal amount:                                    $23.79034562

 (d)  B Notes:                                                                           $0.00
         per $1,000 original principal amount:                                     $0.00000000

 (e)   Total                                                                     $6,164,673.31

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                         $0.00
        per $1,000 original principal amount:                                      $0.00000000

 (b)  A-2 Notes:                                                                         $0.00
         per $1,000 original principal amount:                                     $0.00000000

 (c)  A-3 Notes:                                                                   $750,058.99
        per $1,000 original principal amount:                                      $2.89458366

 (d)  B Notes:                                                                     $145,166.67
         per $1,000 original principal amount:                                     $5.58333346

 (e)   Total                                                                       $895,225.66

(3) Pool Balance at the end of the related Collection Period                   $170,761,404.80

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                     $0.00
      (ii)  A-1 Note Pool Factor:                                                    0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                     $0.00
      (ii)  A-2 Note P                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                           $133,381,185.71
      (ii)  A-3 Note Pool Factor                                                    $0.5147368

 (d) (i)  outstanding principal amount of A-3 Notes:                            $26,000,000.00
      (ii)  A-3 Note Pool Factor:                                                   $1.0000000

 (e) (i)  Certificate Balance                                                   $11,375,000.00
      (ii)  Certificate Pool Factor:                                                 1.0000000

(5)  Amount of Servicing Fee:                                                      $147,438.40
      per $1,000 Beginning of Collection Period:                                    0.83333334

(6)  Amount of Administration Fee:                                                     $166.67
      per $1,000 Beginning of Collection Period:                                    0.00094203

(7)  Aggregate Purchase Amounts for Collection Period:                                   $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                       $254,560.89

(9)  Amount in Spread Account:                                                  $13,016,886.44

(10)  Amount in Pre-Funding Account:                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                  $0.00

                                       Page 7

CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                               15-Sep-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                $0.00
        per $1,000 original principal amount:                             $0.00000000

 (b)  A-2 Notes:                                                                $0.00
        per $1,000 original principal amount:                             $0.00000000

 (c)  A-3 Notes:                                                         6,164,673.31
        per $1,000 original principal amount:                             23.79034562

 (d)  B Notes:                                                                   0.00
        per $1,000 original principal amount:                              0.00000000

 (e)  Certificates:                                                             $0.00
        per $1,000 original principal amount:                             $0.00000000

 (f)  Total:                                                            $6,164,673.31

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                $0.00
        per $1,000 original principal amount:                             $0.00000000

 (b)  A-2 Notes:                                                                $0.00
        per $1,000 original principal amount:                             $0.00000000

 (c)  A-3 Notes:                                                          $750,058.99
        per $1,000 original principal amount:                             $2.89458366

 (d)  B Notes:                                                            $145,166.67
        per $1,000 original principal amount:                             $5.58333346

 (e)  Certificates:                                                        $63,510.42
        per $1,000 original principal amount:                             $5.58333363

 (f)  Total:                                                              $958,736.08

(3)  Pool Balance at end of related Collection Period:                $170,761,404.80

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                            $0.00
      (ii)  A-1 Note Pool Factor:                                           0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                            $0.00
      (ii)  A-2 Note Pool Factor:                                           0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                  $133,381,185.71
      (ii)  A-3 Note Pool Factor:                                           0.5147368

 (d) (i)  outstanding principal amount of B Notes:                     $26,000,000.00
      (ii)  B Note Pool Factor:                                             1.0000000

 (e) (i)  Certificate Balance                                          $11,375,000.00
      (ii)  Certificate Pool Factor:                                        1.0000000

(5)  Amount of Servicing Fee:                                             $147,438.40
      per $1,000 Beginning of Collection Period:                          $0.83333334

(6)  Amount of Administration Fee:                                            $166.67
      per $1,000 Beginning of Collection Period:                          $0.00094203

(7)  Aggregate Purchase Amounts for Collection Period:                          $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                              $254,560.89

(9)  Amount in Spread Account:                                         $13,016,886.44

(10)  Amount in Pre-Funding Account:                                            $0.00

(11)  For the Final payment date with respect to the
       Funding Period, the Remaining Pre-Funded Amount                             NA

(12)  Amount in Negative Carry Account:                                         $0.00
=========================================================================================
                                       Page 8

CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                   15-Sep-99

(1)  Payment of Administration Fee to Administrator:                              $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                             $895,225.66

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                   $6,164,673.31

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:               $63,510.42

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                    $0.00

(6)  Payment of Servicing Fee to Servicer:                                    $147,438.40

(7) Release to Seller from Excess Collections over Distributions               $16,886.44

Check for Error                                                                  NO ERROR
Sum of Above Distributions                                                  $7,287,900.90
Total Distribution Amount plus Releases to Seller                           $7,287,900.90
==========================================================================================

                                       Page 9

CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1  5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2  6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3  6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B  6.700% Asset Backed Notes due March 15, 2004
$11,375,000  6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                       15-Sep-99

(1)  Total Distribution Amount:                                                                 $7,287,900.90

(2)  Administration Fee:                                                                              $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                 $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                 $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                          $750,058.99

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                 $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                            $145,166.67

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                  $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                                         $895,225.66
        deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                          $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                   $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                  $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                          $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                   $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                  $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                  $6,164,673.31

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                 100.00%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                   $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                          $6,164,673.31

(24)  B Noteholders' Monthly Principal Distributable Amount:                                            $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders                                     0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                                                     $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                    $0.00

(28)  Noteholders' Principal Distribution Amount:                                               $6,164,673.31

(29)  Noteholders' Distributable Amount:                                                        $7,059,898.97

(30)  Certificateholders' Interest Distributable Amount:                                           $63,510.42

(31)  Certificateholders' Interest Carryover Shortfall:                                                 $0.00

(32)  Certificateholders' Percentage:                                                                    0.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                    $0.00

(34)  Certificateholders' Principal Carryover Shortfall:                                                $0.00

(35)  Certificateholders' Principal Distributable Amount:                                               $0.00

(36)  Certificateholders' Distributable Amount:                                                    $63,510.42

(37)  Servicing Fee:                                                                              $147,438.40

(38)  Deposit to Spread Account (from excess collections):                                         $16,886.44

(39)  Specified Spread Account Balance (after all distributions and adjustments) :             $13,016,886.44
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                         $13,000,000.00


 (b) the Note Balance                                                                         $170,756,185.71

(40)  Spread Account Balance over the Specified Spread Account Balance:                                 $0.00

(41)  Excess Amounts Distributed To Seller:
 (a) Release of Excess Amount in Spread Account                                                         $0.00
 (b) Release of Excess Amount in Negative Carry Account                                                  0.00


(42)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                     $0.00




(44)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs;                            $176,926,078.11

(45)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                  $0.00
                                                                                                    0.0000000

                                       Page 10

           A-1 Note Pool Factor:

           Outstanding Principal Balance of A-2 Notes:                                                  $0.00
           A-2 Note Pool Factor:                                                                    0.0000000

           Outstanding Principal Balance of A-3 Notes:                                        $133,381,185.71
           A-3 Note Pool Factor:                                                                    0.5147368

           Outstanding Principal Balance of B Notes:                                           $26,000,000.00
           B Note Pool Factor:                                                                      1.0000000

           Outstanding Principal Balance of the Certificates:                                  $11,375,000.00
           Certificate Pool Factor:                                                                 1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                                         $0.00

(47)  Aggregate Amount of Realized Losses for the related Collection Period:                      $254,560.89

(48)  Spread Account Balance after giving effect to all distributions:                         $13,016,886.44
================================================================================================================

CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

                                                                                                     15-Sep-99
                                                                                                      06:15 PM
Prepared by  Lisa Sorenson (414)636-6184                                               File: us97b.xls
                                                                                       --------------------------------------------
NPV Data Input Section                                                                        31-Aug-97                03-Sep-99
                                                                                       --------------------------------------------
Scheduled cash flows as of the                                                              Pool 1 Cutoff                 Pool 1
                                                                                               1,177,249.91         5,745,329.88
                                                                                               6,659,719.81         4,094,586.46
                                                                                               6,534,773.62         4,080,355.04
                                                                                               6,984,610.38         5,312,536.33
                                                                                              10,446,903.15         5,473,259.17
                                                                                               8,329,023.40         3,897,937.38
                                                                                               6,232,683.33         3,540,424.82
                                                                                               6,320,726.36         4,154,159.09
                                                                                               8,485,392.69         5,560,090.69
                                                                                              12,048,887.10         8,948,156.66
                                                                                              14,644,000.73         7,805,484.94
                                                                                              14,137,496.87         7,666,075.80
                                                                                              11,667,759.49         4,970,340.35
                                                                                               6,930,958.47         2,867,602.95
                                                                                               6,299,823.14         2,890,087.30
                                                                                               6,824,045.37         3,867,113.69
                                                                                              10,425,799.25         3,948,517.36
                                                                                               7,966,016.16         2,783,438.31
                                                                                               5,872,271.46         2,472,317.35
                                                                                               5,987,805.41         2,803,050.97
                                                                                               8,167,460.88         3,442,389.53
                                                                                              11,705,614.28         5,075,607.83
                                                                                              14,220,372.77         4,728,889.51
                                                                                              13,761,263.49         4,537,808.47
                                                                                              11,210,927.99         2,701,381.59
                                                                                               6,624,361.87           910,609.39
                                                                                               5,740,355.70           914,534.33
                                                                                               6,424,415.91         1,552,036.47
                                                                                               9,775,715.64         1,793,443.32
                                                                                               7,482,998.61           895,736.18
                                                                                               5,557,953.05           721,658.59
                                                                                               5,609,822.66           872,487.24
                                                                                               7,669,989.82         1,055,114.91
                                                                                              11,162,718.67         2,109,524.55
                                                                                              13,235,556.56         2,073,340.65
                                                                                              12,542,910.53         2,099,150.97
                                                                                               9,928,723.89         1,392,405.57
                                                                                               5,129,980.46           206,477.80
                                                                                               4,354,845.95           139,354.74
                                                                                               4,889,943.50           307,221.68
                                                                                               7,657,111.36           180,034.07
                                                                                               5,443,438.38            15,490.91
                                                                                               4,072,147.80            26,678.59
                                                                                               4,042,827.78            26,600.71
                                                                                               5,247,728.10            46,551.14
                                                                                               7,108,867.81            34,297.35
                                                                                               8,298,173.11            73,420.31
                                                                                               7,976,566.27             3,455.97
                                                                                               5,851,367.78            16,233.26
                                                                                               2,223,150.62                 0.00
                                                                                               1,416,948.02                 0.00
                                                                                               1,718,257.67            31,674.52
                                                                                               3,905,247.51                 0.00
                                                                                               2,481,818.67                 0.00
                                                                                               1,355,344.38                 0.00
                                                                                               1,259,850.35                 0.00
                                                                                               1,818,367.28                 0.00
                                                                                               2,613,174.13                 0.00
                                                                                               3,895,634.50                 0.00
                                                                                               4,162,542.10                 0.00
                                                                                               3,316,944.40                 0.00
                                                                                                 839,878.60                 0.00
                                                                                                 207,734.88                 0.00
                                                                                                 306,822.64                 0.00
                                                                                                 524,009.56                 0.00
                                                                                                 131,373.18                 0.00
                                                                                                  35,339.32                 0.00
                                                                                                 109,901.23                 0.00
                                                                                                 167,092.62                 0.00
                                                                                                 102,874.99                 0.00
                                                                                                 189,709.96                 0.00
                                                                                                 129,985.21                 0.00
                                                                                                       0.00                 0.00
                                                                                                       0.00                 0.00





                                                                                  ------------------------------------------------
NPV Data Input Section                                                              03-Sep-99        03-Sep-99        03-Sep-99
                                                                                  ------------------------------------------------
Scheduled cash flows as of the                                                         Pool 2           Pool 3           Pool 4
                                                                                 3,772,457.06     1,358,369.49     2,598,550.54
                                                                                 3,252,652.50     5,271,455.11     2,512,123.17
                                                                                 1,437,519.48     2,219,422.87    10,921,857.22
                                                                                 1,576,366.65     1,448,318.17     4,719,578.78
                                                                                 1,730,961.62     1,277,023.76     2,374,827.30
                                                                                 1,191,080.66       876,810.89     1,599,561.96
                                                                                 1,081,804.27       729,471.82     1,518,786.33
                                                                                 1,227,281.52       908,784.50     1,543,498.43
                                                                                   908,549.99       745,979.44     1,496,571.82
                                                                                   833,238.86       735,017.98     1,329,843.45
                                                                                 1,365,035.39       795,170.04     1,437,038.22
                                                                                 1,026,955.60       777,802.74     1,657,368.16
                                                                                 5,462,983.15     1,362,373.07     2,186,765.63
                                                                                 2,903,740.65     4,983,023.02     2,265,957.54
                                                                                 1,154,386.79     1,988,629.89    10,240,752.27
                                                                                 1,289,282.14     1,205,957.65     4,046,940.06
                                                                                 1,269,867.03     1,078,262.40     1,784,455.49
                                                                                   949,355.32       695,636.26     1,238,213.98
                                                                                   805,233.80       572,533.10     1,164,952.43
                                                                                   886,842.20       696,842.84     1,122,541.02
                                                                                   673,015.20       562,940.94     1,070,094.85
                                                                                   611,341.84       564,348.54       914,053.60
                                                                                 1,069,624.94       601,069.10     1,039,018.08
                                                                                   792,208.67       572,877.06     1,188,605.19
                                                                                 4,219,951.43     1,088,237.55     1,644,843.06
                                                                                 1,959,835.08     3,792,638.23     1,578,453.40
                                                                                   736,170.53     1,370,708.21     7,738,499.13
                                                                                   822,095.33       742,634.18     2,721,928.64
                                                                                   660,900.88       581,402.14       981,705.40
                                                                                   450,801.14       237,029.29       552,308.60
                                                                                   259,169.56       187,892.65       498,878.59
                                                                                   423,483.37       300,521.47       430,702.57
                                                                                   248,714.47       214,914.40       330,713.29
                                                                                   191,159.78       193,324.11       241,614.62
                                                                                   449,430.58       231,694.82       393,118.50
                                                                                   334,183.74       206,008.06       439,305.22
                                                                                 2,096,839.83       557,587.93       809,490.25
                                                                                 1,170,326.51     2,110,482.71       775,358.06
                                                                                   273,187.44       791,125.19     5,107,599.21
                                                                                   289,113.37       372,160.96     1,708,623.86
                                                                                   242,147.78       277,846.96       550,316.42
                                                                                   218,561.32        25,984.66       164,384.31
                                                                                     9,923.47         9,469.58        81,437.51
                                                                                     7,761.47        23,109.08        34,771.67
                                                                                     6,086.91         2,580.39        25,574.54
                                                                                     2,098.35        37,547.23        10,593.26
                                                                                     2,098.35         2,580.39        15,577.03
                                                                                    14,410.23         2,580.39        31,093.36
                                                                                    62,809.84        17,141.02        38,372.51
                                                                                    13,379.00       130,837.06       103,960.68
                                                                                         0.00             0.00        95,645.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00        10,668.03             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00
                                                                                         0.00             0.00             0.00


Total Time Balance of Scheduled Cash Flows                                      52,436,425.09    45,546,827.37     89,076,824.21


                                       Page 1 of 12


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Lisa Sorenson (414)636-6184                                                              09/15/99
                                                                                                      06:15 PM
Payment Date                                                                                                           15-Sep-99
Collection Period Begin Date                                                                                           06-Aug-99
Collection Period End Date                                                                           31-Aug-97         03-Sep-99
Days in accrual period (30/360)                                                                                               30
Days in accrual period (ACT/360)                                                                                              30
One-Month LIBOR                                                                                                          5.26875%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

 Receipts During the Period                                                                                       $17,778,250.49

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                $0.00
    Government obligors                                                                                                    $0.00
          Total Warranty Repurchases                                                                                       $0.00

Total Fixed Rate Collections For The Period                                                                       $17,778,250.49


FLOATING RATE COLLATERAL

 Receipts During the Period                                                                                        $1,337,705.45

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                $0.00
    Government obligors                                                                                                    $0.00
          Total Warranty Repurchases                                                                                       $0.00

Total Floating Rate Collections For The Period                                                                     $1,337,705.45

    Pool Balance (Beg. of Collection Period)                                                                      $30,957,494.43
    Pool Balance (End of Collection Period)                                                                       $29,772,385.24

Total Collection                                                                                                  $19,115,955.94
Negative Carry Amount                                                                                                      $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                               $136,523.52
Pre-Funding Account Reinvestment Income                                                                                    $0.00

    Total Distribution Amount                                                                                     $19,252,479.46

MISCELLANEOUS DATA

    FIXED RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                        $3,270,872.22
    Scheduled Amounts 60 days or more past due                                                                     $3,335,536.93
    Net Losses on Liquidated Receivables                                                                             $395,350.76
    Number of Loans at Beginning of Period                                                                                16,131
    Number of Loans at End of Period                                                                                      15,742
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                     $0.00

    FLOATING RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                          $177,749.95
    Scheduled Amounts 60 days or more past due                                                                       $350,597.95
    Net Losses on Liquidated Receivables                                                                              $30,394.53
    Number of Loans at Beginning of Period                                                                                 2,596
    Number of Loans at End of Period                                                                                       2,510
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                     $0.00

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                        $3,448,622.17
    Scheduled Amounts 60 days or more past due                                                                     $3,686,134.88
    Net Losses on Liquidated Receivables                                                                             $425,745.29
    Number of Loans at Beginning of Period                                                                                 18,727
    Number of Loans at End of Period                                                                                       18,252
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                               $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                     $0.00

    Pre-Funding Account Reinvestment Income                                                                                $0.00

                                       Page 2 of 12


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                                                           15-Sep-99
Collection Period Begin Date                                                                                           06-Aug-99
Collection Period End Date                                                                                             03-Sep-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                          $332,990,094.80
 A-1 Note Beginning Principal Balance                                                                                      $0.00
 A-2 Note Beginning Principal Balance                                                                                      $0.00
 A-3 Note Beginning Principal Balance                                                                             $84,926,632.79
 A-4 Note Beginning Principal Balance                                                                            $188,591,000.00
 B Note Beginning Principal Balance                                                                               $30,957,493.60
 C Note Beginning Principal Balance                                                                               $13,324,968.41
 Certificate Beginning Principal Balance                                                                          $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                                $315,738,918.16
 A-1 Note Principal Balance (End of Period)                                                                                $0.00
                          A-1 Note Pool Factor (End of Period)                                                         0.0000000
 A-2 Note Principal Balance (End of Period)                                                                                $0.00
                          A-2 Note Pool Factor (End of Period)                                                         0.0000000
 A-3 Note Principal Balance (End of Period)                                                                       $69,550,624.13
                          A-3 Note Pool Factor (End of Period)                                                         0.2934625
 A-4 Note Principal Balance (End of Period)                                                                      $188,591,000.00
                          A-4 Note Pool Factor (End of Period)                                                         1.0000000
 B Note Principal Balance (End of Period)                                                                          29,772,384.41
                          B Note Pool Factor (End of Period)                                                           0.3039231
 C Note Principal Balance (End of Period)                                                                         $12,634,909.62
                          C Note Pool Factor (End of Period)                                                           0.3639192
 Certificate Principal Balance (End of Period)                                                                    $15,190,000.00
                          Certificate Pool Factor (End of Period)                                                      1.0000000

Fixed Rate Contract Value Decline                                                                                 $16,066,067.45
 Pool Balance (Beg. of Collection Period)                                                                        $302,161,054.82
 Pool Balance (End of Collection Period)                                                                         $286,094,987.37

Fixed Rate Distribution Amount (FxDA)                                                                             $17,914,774.01
 Total Collections and Investment Income for the Period                                                           $17,914,774.01
 Negative Carry Amount                                                                                                     $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                                                 $16,066,067.45

Floating  Rate Contract Value Decline                                                                              $1,185,109.19
 Pool Balance (Beg. of Collection Period)                                                                         $30,957,494.43
 Pool Balance (End of Collection Period)                                                                          $29,772,385.24

Floating Rate Distribution Amount (FltDA)                                                                          $1,337,705.45

Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                                                           $0.00
 A-2 Noteholders' Principal Distributable Amount                                                                           $0.00
 A-3 Noteholders' Principal Distributable Amount                                                                  $15,376,008.66
 A-4 Noteholders' Principal Distributable Amount                                                                           $0.00
 B Noteholders' Principal Distributable Amount                                                                     $1,185,109.19
 C Noteholders' Principal Distributable Amount                                                                       $690,058.79
 Certificateholders' Principal Distributable Amount                                                                        $0.00

Interest Distributable Amount                                                                                        $593,935.95
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                        $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                  $441,618.49
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                $1,007,390.26
 Noteholders' Interest Distributable Amount applicable to B Notes                                                    $141,082.33
 Noteholders' Interest Distributable Amount applicable to C Notes                                                     $71,177.54
 Certificateholders' Interest Distributable Amount                                                                    $81,139.92

Spread Account
 Beginning Spread Account Balance                                                                                 $17,359,205.00
 Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                                $339,867.53
 Distribution from Spread Account for Interest / Principal Shortfall                                                       $0.00

 Specified Spread Account Balance                                                                                 $17,359,205.00
 Ending Spread Account Balance (after distributions)                                                              $17,359,205.00

Credit Enhancement                                                                                                          5.54%
 Spread account % of Ending Pool Balance                                                                                    5.50%
 Overcollateralization % of Ending Pool Balance                                                                             0.04%

Scheduled Amounts 30 - 59 days past due                                                                            $3,448,622.17
                          as % of Ending Pool Balance                                                                       1.09%
Scheduled Amounts 60 days or more past due                                                                         $3,686,134.88
                          as % of Ending Pool Balance                                                                       1.17%
Net Losses on Liquidated Receivables                                                                                 $425,745.29
                          as % of Ending Pool Balance                                                                       0.13%

                                       Page 3 of 12


 PART III -- SERVICING CALCULATIONS                                                                                    15-Sep-99

 1.  Sources and Uses of Collection Account Balance                                         Pool 1 Cutoff                  Pool 1

 Fixed Rate Pool

 Wtd. Avg. APR                                                                                            8.637%           8.637%
 Fixed Rate Contract Value (Beg. of Collection Period), by origination pool                                       $126,103,032.41
 Fixed Rate Contract Value  (End of Collection Period), by origination pool                     $358,115,964.52   $118,714,592.00
                                                                                                ---------------   ---------------
 Fixed Rate Contract Value Decline                                                                                  $7,388,440.41
                                                                                                                            5.86%
 Fixed Rate Initial Pool Balance                                                                                 $302,161,054.82
 Fixed Rate Pool Balance (End of Collection Period)                                                              $286,094,987.37

 Fixed Rate Collections and Investment Income for the period                                                      $17,914,774.01
 Negative Carry Amount                                                                                                     $0.00

 Fixed Rate Distribution Amount (FxDA)                                                                            $17,914,774.01
 Fixed Rate Principal Distribution Amount  (FxPDA)                                                                $16,066,067.45

 Initial C Percentage                                                                                                      4.000%
 Fixed Rate Unscheduled Principal (per pool)                                                                               $0.00
 Total Fixed Rate Unscheduled Principal                                                                                    $0.00

 Floating Rate Pool

 Floating Rate Contract Value (Beg. of Collection Period)                                                         $30,957,494.43
 Floating  Rate Contract Value  (End of Collection Period)                                                        $29,772,385.24
 Floating Rate Contract Value Decline                                                                              $1,185,109.19

 Floating Rate Distribution Amount (FltDA)                                                                         $1,337,705.45
 Floating Rate Principal Distribution Amount  (FltPDA)                                                             $1,185,109.19

 2.  Calculation of Distributable Amounts

 A-1 Note Beginning Principal Balance                                                                                      $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                                     0.00%
 A-1 Noteholders' Principal Distributable Amount                                                                           $0.00

 Fixed Rate Principal Distribution Amount Remaining                                                               $16,066,067.45
 Floating Rate Principal Distribution Amount Remaining                                                             $1,185,109.19

 A-2 Note Beginning Principal Balance                                                                                      $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                                     0.00%
 A-2 Noteholders' Principal Distributable Amount                                                                           $0.00

 Fixed Rate Principal Distribution Amount Remaining                                                               $16,066,067.45
 FIoating  Rate Principal Distribution Amount Remaining                                                            $1,185,109.19

 A-3 Note Beginning Principal Balance                                                                             $84,926,632.79
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                                    95.70%
 A-3 Noteholders' Principal Distributable Amount                                                                  $15,376,008.66

 Fixed Rate Principal Distribution Amount Remaining                                                                  $690,058.79
 FIoating  Rate Principal Distribution Amount Remaining                                                            $1,185,109.19

 A-4 Note Beginning Principal Balance                                                                            $188,591,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                                     0.00%
 A-4 Noteholders' Principal Distributable Amount                                                                           $0.00

 Fixed Rate Principal Distribution Amount Remaining                                                                  $690,058.79
 FIoating  Rate Principal Distribution Amount Remaining                                                            $1,185,109.19

 B Note Beginning Principal Balance                                                                               $30,957,493.60
 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 B Noteholders' Share of the Floating RatePrincipal Distribution Amount                                                   100.00%
 B Noteholders' Principal Distributable Amount                                                                     $1,185,109.19

 Fixed Rate Principal Distribution Amount Remaining                                                                  $690,058.79
 FIoating  Rate Principal Distribution Amount Remaining                                                                    $0.00

 C Note Beginning Principal Balance                                                                               $13,324,968.41
 C Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 C Noteholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                                      4.00%
 C Noteholders' Principal Distributable Amount                                                                       $690,058.79

 Fixed Rate Principal Distribution Amount Remaining                                                                        $0.00
 FIoating  Rate Principal Distribution Amount Remaining                                                                    $0.00

 Certificate Beginning Principal Balance                                                                          $15,190,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
 Certificateholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                                 0.00%
 Certificateholders' Principal Distributable Amount                                                                        $0.00

 Interest Accrued on Class A-1 Notes this period                                                        5.6120%            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00

 Interest Accrued on Class A-2 Notes this period                                                        5.9140%            $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                        $0.00

 Interest Accrued on Class A-3 Notes this period                                                        6.2400%      $441,618.49
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                  $441,618.49

 Interest Accrued on Class A-4 Notes this period                                                        6.4100%    $1,007,390.26
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                $1,007,390.26

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                 $1,449,008.75
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Offered Noteholders' Interest Distributable Amount                                                                $1,449,008.75

 Class B Notes Net Funds Cap                                                                                            5.91506%
 Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))                                                         5.46875%
 Net Funds Cap?                                                                                                               NO

 Interest Accrued on Class B Notes this period                                                1 Month Libor +        $141,082.33
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                                                    $141,082.33
 Preliminary Class B Net Funds Cap Carryover Amount                                                                        $0.00

 Interest Accrued on Class C Notes this period                                                          6.4100%       $71,177.54
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Noteholders' Interest Distributable Amount applicable to C Notes                                                     $71,177.54

 Interest Accrued on Certificates this period                                                           6.4100%       $81,139.92
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
 Certificateholders' Interest Distributable Amount                                                                    $81,139.92

 3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

 a. Fixed Rate Distribution Amount (FxDA)                                                                         $17,914,774.01

 Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                                   $0.00
 Fixed Rate Percentage of Administration Fee Accrued during this Period                                $500.00           $151.18
 Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                                  $151.18
 Fixed Rate Percentage of Administration Fee Shortfall                                                                     $0.00


PART III -- SERVICING CALCULATIONS                                                      Pool 2           Pool 3           Pool 4

1.  Sources and Uses of Collection Account Balance

Fixed Rate Pool                                                                         8.833%           8.872%           8.799%
                                                                               $50,648,152.23   $42,915,714.18   $82,494,156.00
Wtd. Avg. APR                                                                  $46,993,322.57   $40,797,305.21   $79,589,767.59
                                                                               --------------   --------------   --------------
Fixed Rate Contract Value (Beg. of Collection Period), by origination pool      $3,654,829.66    $2,118,408.97    $2,904,388.41
Fixed Rate Contract Value  (End of Collection Period), by origination pool               7.22%            4.94%            3.52%
Fixed Rate Contract Value Decline









 Fixed Rate Unscheduled Principal (per pool)                                            $0.00            $0.00            $0.00

                                       Page 4 of 12


 Total Fixed Rate Distribution Amount Remaining                                                                   $17,914,622.83

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class A-1 Notes this period                                                                           $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                                  $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class A-2 Notes this period                                                                           $0.00
 Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                                                  $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                            $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class A-3 Notes this period                                                                     $441,618.49
 Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                                            $441,618.49
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                            $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class A-4 Notes this period                                                                   $1,007,390.26
 Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                                          $1,007,390.26
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                            $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                 $1,449,008.75
 Offered Noteholders' Interest Paid this Period from FxDA                                                          $1,449,008.75
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                  $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                   $16,465,614.08

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class C Notes this period                                                                        $71,177.54
 Noteholders' Interest applicable to C Notes Paid this Period from FxDA                                               $71,177.54
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                              $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                   $16,394,436.54

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                                                   $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                                            $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                   $16,394,436.54

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                                                   $0.00
 A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                                            $0.00
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                   $16,394,436.54

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                                                          $15,376,008.66
 A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                                   $15,376,008.66
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

 Total Fixed Rate Distribution Amount Remaining                                                                    $1,018,427.88

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount                                                                   $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                                            $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

 Total Fixed Rate Excess Distribution Amount                                                                       $1,018,427.88

 b. Floating  Rate Distribution Amount (FLTDA)                                                                     $1,337,705.45

 Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                                $0.00
 Floating Rate Percentage of Administration Fee Accrued during this Period                                                $15.49
 Floating Rate Percentage of Administration Fee Paid this Period from FltDA                                               $15.49
 Floating Rate Percentage of Administration Fee Shortfall                                                                  $0.00

 Total Floating Rate Distribution Amount Remaining                                                                 $1,337,689.96

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                              $0.00
 Interest Accrued on Class B Notes this period                                                                       $141,082.33
 Noteholders' Interest applicable to B Notes Paid this Period from FltDA                                             $141,082.33
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                              $0.00

 Total Floating Rate Distribution Amount Remaining                                                                 $1,196,607.63

 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 B Noteholders' Monthly Principal Distributable Amount                                                             $1,185,109.19
 B Noteholders' Principal Distributable Amount Paid from FltDA                                                     $1,185,109.19
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00

 Total Floating Rate Excess Distribution Amount                                                                       $11,498.44

 c. Allocation of Fixed Rate Excess Distribution Amount                                                            $1,018,427.88

 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                              $0.00
 B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                                        $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes Remaining                    $0.00

 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00
 B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                                       $0.00
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                       $0.00

 Remaining Fixed Rate Excess Distribution Amount                                                                   $1,018,427.88

 d. Allocation of Floating Rate Excess Distribution Amount                                                            $11,498.44

 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                  $0.00
 A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                       $0.00
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                        $0.00

 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                              $0.00
 C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                       $0.00
 Preliminary C Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                        $0.00

 Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00
 A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                                      $0.00
 Preliminary A Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                       $0.00

 Remaining Floating Rate Excess Distribution Amount                                                                   $11,498.44

 e. Allocation of Remaining Fixed and Floating Rate Excess Distribution Amounts                                    $1,029,926.33

 C Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 C Noteholders' Monthly Principal Distributable Amount                                                               $690,058.79
 C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                                        $690,058.79
 Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                  $339,867.53

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                                                                     $0.00

 New Collateral Purchased                                                                                                  $0.00
 Deposit to Spread Account                                                                                2.00%            $0.00
 Payment to Seller                                                                                                         $0.00

 Ending Pre-Funding Account Balance                                                                                        $0.00

                                       Page 5 of 12


 Excess Pre-Funded Amount/(Payment to Seller)                                                                              $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                               $0.00

 5.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance                                                              142 days            $0.00

 Pre-Funded Percentage                                                                                                     0.000%
 Negative Carry Withdrawls                                                                                                 $0.00
 Cumulative Negative Carry Withdrawls                                                                              $4,724,734.08
 Maximum Negative Carry Amount                                                                          89 days            $0.00
 Required Negative Carry Account Balance                                                                                   $0.00
 Interim Ending Negative Carry Account Balance                                                                             $0.00
 Negative Carry Amount Released to Seller                                                                                  $0.00

 Ending Negative Carry Account Balance                                                                                     $0.00

 6.  Distributions from Spread Account

 Beginning Spread Account Balance                                                                                 $17,359,205.00
 Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                                $339,867.53

 Distribution from Spread Account to Noteholders' Distr. Account                                                           $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                     $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                     $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                     $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                     $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                       $0.00

 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                       $0.00
 Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

 Preliminary Spread Account Balance Remaining                                                                     $17,699,072.53

 Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                                      $3,092,961.69
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                     NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                 $4,744,209.12
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                            NO
 60 day or > Delinquent Scheduled Amounts                                                                          $3,686,134.88
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                 NO
 Are any of the three conditions "YES"?                                                                        NO


 Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves.  This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

 As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.
 Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
 have been charged to the trust was:                                                                                1,165,589.54

 If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

 Restated Cumulative Realized Losses:                                                                               4,258,551.23
 Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                           NO

 Preliminary A-1 Note Principal Balance (End of Period)                                                                    $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                                    $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                                                           $69,550,624.13
 Preliminary A-4 Note Principal Balance (End of Period)                                                          $188,591,000.00
 Preliminary B Note Principal Balance (End of Period)                                                             $29,772,384.41
 Preliminary C Note Principal Balance (End of Period)                                                             $12,634,909.62
 Preliminary Total Principal Balance of Notes  (End of Period)                                                   $300,548,918.16

 Specified Spread Account Balance                                                                                  17,359,205.00
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                                    2.00%    17,359,205.00

 (b) the Note Balance                                                                                             300,548,918.16

 Preliminary Spread Account Balance Remaining                                                                     $17,699,072.53
 Preliminary Excess Amount in Spread Account                                                                         $339,867.53
 Preliminary Shortfall Amount in Spread Account                                                                            $0.00

 Deposit to Spread Account from Remaing Fixed and Floating Rate Excess Distribution                                        $0.00

 Spread Account Excess                                                                                               $339,867.53

 Ending Spread Account Balance (after distributions)                                                              $17,359,205.00
 Net Change in Spread Account Balance                                                                                      $0.00

 7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                  $339,867.53

 Preliminary Class B Net Funds Cap Carryover Amount                                                                        $0.00
 Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and Floating Rate Excess                               $0.00
 Class B Net Funds Cap Carryover Amount                                                                                    $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                  $339,867.53

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                              $0.00
 Interest Accrued on Certificates this period                                                                         $81,139.92
 Certificateholders' Interest Paid from Fixed and Floating Rate Excess Distribution                                   $81,139.92
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                             $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                  $258,727.61

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                                           $0.00
 Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                   $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                            $0.00

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                  $258,727.61

 Servicing Fee Shortfall (Previous Period)                                                                                  0.00
 Servicing Fees Accrued during this Period                                                                1.00%      $277,598.79
 Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                                 $258,727.61
 Adjustment to Servicing Fee                                                                                               $0.00
 Adjustment to Excess Distribution Amount Remaining                                                                        $0.00
 Servicing Fee Shortfall                                                                                              $18,871.18

 Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                        $0.00

 8.  Ending Balances

                                       Page 6 of 12


 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                        $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                        $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                        $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                        $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                          $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                                          $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 C Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                        $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                       $0.00

 A-1 Note Principal Balance (End of Period)                                                                                $0.00
 A-2 Note Principal Balance (End of Period)                                                                                $0.00
 A-3 Note Principal Balance (End of Period)                                                                       $69,550,624.13
 A-4 Note Principal Balance (End of Period)                                                                      $188,591,000.00
 B Note Principal Balance (End of Period)                                                                         $29,772,384.41
 C Note Principal Balance (End of Period)                                                                         $12,634,909.62
 Certificate Principal Balance (End of Period)                                                                    $15,190,000.00
 Total Principal Balance of Notes and Certificates (End of Period)                                               $315,738,918.16

 A-1 Note Pool Factor (End of Period)                                                           $90,000,000.00         0.0000000
 A-2 Note Pool Factor (End of Period)                                                          $204,500,000.00         0.0000000
 A-3 Note Pool Factor (End of Period)                                                          $237,000,000.00         0.2934625
 A-4 Note Pool Factor (End of Period)                                                          $188,591,000.00         1.0000000
 B Note Pool Factor (End of Period)                                                             $97,960,250.00         0.3039231
 C Note Pool Factor (End of Period)                                                             $34,719,000.00         0.3639192
 Certificate Pool Factor (End of Period)                                                        $15,190,000.00         1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                                                                0.3637712

 Specified Spread Account Balance (after all distributions and adjustments)                                       $17,359,205.00

                                       Page 7 of 12


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                          15-Sep-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                           $0.00
        per $1,000 original principal amount:                                                                              $0.00

 (b)   A-2 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                             $0.00

 (c)   A-3 Notes:                                                                                                 $15,376,008.66
         per $1,000 original principal amount:                                                                            $64.88

 (d)   A-4 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                             $0.00

 (e)   B Notes:                                                                                                    $1,185,109.19
         per $1,000 original principal amount:                                                                            $12.10

 (f)   C Notes:                                                                                                      $690,058.79
         per $1,000 original principal amount:                                                                            $19.88

 (g)   Total                                                                                                      $17,251,176.64

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                                           $0.00
        per $1,000 original principal amount:                                                                              $0.00

 (b)   A-2 Notes:                                                                                                          $0.00
         per $1,000 original principal amount:                                                                             $0.00

 (c)  A-3 Notes:                                                                                                     $441,618.49
        per $1,000 original principal amount:                                                                              $1.86

 (d)  A-4 Notes:                                                                                                   $1,007,390.26
        per $1,000 original principal amount:                                                                              $5.34

 (e)   B Notes:                                                                                                      $141,082.33
         per $1,000 original principal amount:                                                                             $1.44

 (f)  C Notes:                                                                                                        $71,177.54
         per $1,000 original principal amount:                                                                             $2.05

 (g)   Total                                                                                                       $1,661,268.62

(3) Pool Balance at the end of the related Collection Period                                                     $315,867,372.61

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                       $0.00
      (ii)  A-1 Note Pool Factor:                                                                                      0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                       $0.00
      (ii)  A-2 Note Pool Factor:                                                                                      0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                              $69,550,624.13
      (ii)  A-3 Note Pool Fac                                                                                          0.2934625

 (d) (i)  outstanding principal amount of A-4 Notes:                                                             $188,591,000.00
      (ii)  A-4 Note Pool Factor:                                                                                      1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                $29,772,384.41
      (ii)  B Note Pool Factor:                                                                                        0.3039231

 (f) (i)  outstanding principal amount of C Notes:                                                                $12,634,909.62
      (ii)  C Note Pool Factor:                                                                                        0.3639192

 (g) (i)  Certificate Balance                                                                                     $15,190,000.00
      (ii)  Certificate Pool Factor:                                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                                        $258,727.61
      per $1,000 Beginning of Collection Period:                                                                      1.64731151

(6)  Amount of Administration Fee:                                                                                       $166.67
      per $1,000 Beginning of Collection Period:                                                                      0.00106116

(7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                         $425,745.29

(9)  Amount in Spread Account:                                                                                    $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                    $0.00
================================================================================================================================

                                       Page 8 of 12


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                          15-Sep-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                           $0.00
        per $1,000 original principal amount:                                                                              $0.00

 (b)  A-2 Notes:                                                                                                           $0.00
        per $1,000 original principal amount:                                                                              $0.00

 (c)  A-3 Notes:                                                                                                  $15,376,008.66
        per $1,000 original principal amount:                                                                             $64.88

 (d)  A-4 Notes:                                                                                                           $0.00
        per $1,000 original principal amount:                                                                              $0.00

 (e)  B Notes:                                                                                                     $1,185,109.19
        per $1,000 original principal amount:                                                                             $12.10

 (f)  C Notes:                                                                                                       $690,058.79
        per $1,000 original principal amount:                                                                             $19.88

 (g)  Certificates:                                                                                                        $0.00
        per $1,000 original principal amount:                                                                              $0.00

 (h)  Total:                                                                                                      $17,251,176.64

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                           $0.00
        per $1,000 original principal amount:                                                                              $0.00

 (b)  A-2 Notes:                                                                                                           $0.00
        per $1,000 original principal amount:                                                                              $0.00

 (c)  A-3 Notes:                                                                                                     $441,618.49
        per $1,000 original principal amount:                                                                              $1.86

 (d)  A-4 Notes:                                                                                                   $1,007,390.26
        per $1,000 original principal amount:                                                                              $5.34

 (e)  B Notes:                                                                                                       $141,082.33
        per $1,000 original principal amount:                                                                              $1.44

 (f)  C Notes:                                                                                                        $71,177.54
        per $1,000 original principal amount:                                                                              $2.05

 (g)  Certificates:                                                                                                   $81,139.92
        per $1,000 original principal amount:                                                                              $5.34

 (h)  Total:                                                                                                       $1,601,326.21

(3)  Pool Balance at end of related Collection Period:                                                           $315,867,372.61

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                       $0.00
      (ii)  A-1 Note Pool Factor:                                                                                      0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                       $0.00
      (ii)  A-2 Note Pool Factor:                                                                                      0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                              $69,550,624.13
      (ii)  A-3 Note Pool Factor:                                                                                      0.2934625

 (d) (i)  outstanding principal amount of A-4 Notes:                                                             $188,591,000.00
      (ii)  A-4 Note Pool Factor:                                                                                      1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                $29,772,384.41
      (ii)  B Note Pool Factor:                                                                                        0.3039231

 (f) (i)  outstanding principal amount of C Notes:                                                                $12,634,909.62
      (ii)  C Note Pool Factor:                                                                                        0.3639192

 (g) (i)  Certificate Balance                                                                                     $15,190,000.00
      (ii)  Certificate Pool Factor:                                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                                        $258,727.61
      per $1,000 Beginning of Collection Period:                                                                       1.6473115

(6)  Amount of Administration Fee:                                                                                       $166.67
      per $1,000 Beginning of Collection Period:                                                                       0.0010612

(7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                         $425,745.29

(9)  Amount in Spread Account:                                                                                    $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                    $0.00
================================================================================================================================

                                       Page 9 of 12


CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                                          15-Sep-99

(1)  Payment of Administration Fee to Administrator:                                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                  $1,661,268.62

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                         $17,251,176.64

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                      $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                           $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                           $258,727.61

(7) Release to Seller from Excess Collections over Distributions                                                           $0.00

Check for Error                                                                                                NO ERROR
Sum of Above Distributions                                                                                     $19,252,479.46
Total Distribution Amount plus Releases to Seller                                                              $19,252,479.46
================================================================================================================================

                                       Page 10 of 12


CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                                          15-Sep-99
(1)  Total Distribution Amount:                                                                                   $19,252,479.46

(2)  Administration Fee:                                                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                   $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                   $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                             $441,618.49

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                           $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                   $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                              $141,082.33

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                     $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                               $71,177.54

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                                     $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                                          $1,661,268.62
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                           0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                                     $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                           0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                                     $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                    $15,376,008.66

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                          95.70%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                            $15,376,008.66

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                           0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                                     $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                                       $1,185,109.19

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                                        100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                               $1,185,109.19

(36)  C Noteholders' Monthly Principal Distributable Amount:                                                         $690,058.79

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders                             4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                                 $690,058.79

(40)  Noteholders' Principal Distribution Amount:                                                                 $17,251,176.64

(41)  Noteholders' Distributable Amount:                                                                          $18,912,445.26


(42)  Deposit to Spread Account (from excess collections):                                                           $339,867.53

(43)  Specified Spread Account Balance (after all distributions and adjustments):                                 $17,359,205.00

 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                            $17,359,205.00


 (b) the Note Balance                                                                                            $300,548,918.16

(44)  Spread Account Balance over the Specified Spread Account Balance:                                              $339,867.53

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                                               $0.00

(46) Ending Class B Net Funds Cap Carryover Amount                                                                         $0.00

(47)  Certificateholders' Interest Distributable Amount:                                                              $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                                    $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders                        0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                                       $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                                   $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                                  $0.00

(53)  Certificateholders' Distributable Amount:                                                                       $81,139.92

(54)  Servicing Fee:                                                                                                 $258,727.61

(55)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                     $0.00
 (b) Release of Excess Amount in Negative Carry Account                                                                    $0.00


(56)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                                                   $0.00

(57)  Pool Balance as of the opening of business on the first day of
      the Collection Period in which the Payment Date occurs:                                                    $333,118,549.25

                                       Page 11 of 12


(58)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                     $0.00
           A-1 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                     $0.00
           A-2 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                            $69,550,624.13
           A-3 Note Pool Factor:                                                                                       0.2934625

           Outstanding Principal Balance of A-4 Notes:                                                           $188,591,000.00
           A-4 Note Pool Factor:                                                                                       1.0000000

           Outstanding Principal Balance of B Notes:                                                              $29,772,384.41
           B Note Pool Factor:                                                                                         0.3039231

           Outstanding Principal Balance of C Notes:                                                              $12,634,909.62
           C Note Pool Factor:                                                                                         0.3639192

           Outstanding Principal Balance of the Certificates:                                                     $15,190,000.00
           Certificate Pool Factor:                                                                                    1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                                            $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                                         $425,745.29

(61)  Spread Account Balance after giving effect to all distributions:                                            $17,359,205.00

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005
                                                                   15-Sep-99
                                                                    06:43 PM
Prepared by  Sally Nelson  (414) 636-5637                   File: us98a7.xls

                                                               -------------------------------------------------------------
NPV Data Input Section                                         31-Jan-98       03-Sep-99           03-Sep-99       03-Sep-99
                                                               -------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date          Pool 1 Cutoff           Pool 1          Pool 2          Pool 3
Row 0 is total delinquent amount valued without discounting      815,587.26     3,668,986.04    1,404,792.42    1,352,520.96
                                                               4,904,442.92     3,005,185.59    1,281,782.57    1,518,158.02
                                                               3,906,018.00     3,830,928.30    1,378,904.14    1,477,084.98
                                                               3,877,741.53     9,347,594.18    1,583,491.47    2,030,837.70
                                                               3,927,499.76    13,039,200.56    2,848,572.18    1,993,960.47
                                                               4,489,141.08     5,456,379.77    5,547,820.72    1,922,912.10
                                                               4,701,496.18     2,616,638.52    3,397,619.21    6,200,140.59
                                                               8,608,827.19     2,445,670.26    1,223,626.91    4,302,325.57
                                                               4,561,811.29     2,428,871.47    1,136,421.70    1,231,976.56
                                                               5,865,268.62     2,428,665.66    1,027,820.65    1,156,189.07
                                                              20,726,727.40     2,633,377.84    1,116,265.67    1,176,789.77
                                                              24,544,023.77     2,756,790.92    1,270,727.20    1,280,621.31
                                                               8,064,830.34     3,343,539.48    1,384,044.46    1,500,598.35
                                                               4,158,520.71     2,627,703.29    1,049,033.10    1,283,893.04
                                                               3,890,264.88     3,305,170.56    1,178,077.19    1,183,380.59
                                                               3,782,816.20     8,702,625.51    1,433,973.12    1,794,358.45
                                                               3,690,091.18    12,137,534.32    2,661,751.55    1,773,092.19
                                                               4,197,628.53     4,689,818.31    5,290,239.98    1,712,802.72
                                                               4,469,435.87     1,985,115.06    3,136,322.73    5,969,149.84
                                                               7,285,555.72     1,805,457.64      832,918.71    3,886,463.66
                                                               4,356,548.05     1,750,799.11      852,982.01      956,375.93
                                                               5,597,282.58     1,755,341.53      754,644.88      867,760.24
                                                              20,571,819.38     1,855,368.00      842,294.41      866,551.74
                                                              23,941,222.86     2,062,413.92      948,699.25      948,921.47
                                                               8,115,920.90     2,554,798.91    1,021,227.71    1,016,414.83
                                                               3,796,254.95     1,918,917.71      731,933.40      937,550.75
                                                               3,520,590.84     2,483,486.49      863,601.84      835,427.24
                                                               3,368,827.89     6,771,249.37    1,013,859.54    1,336,282.26
                                                               3,377,685.71     8,593,662.70    2,180,260.74    1,246,164.70
                                                               3,818,250.80     3,146,516.02    3,670,485.92    1,309,282.53
                                                               4,125,981.11       938,050.03    1,988,708.93    4,044,009.89
                                                               6,713,278.92       785,536.86      370,519.60    2,489,264.04
                                                               3,988,716.36       723,590.70      314,263.44      527,048.91
                                                               5,217,950.91       707,701.03      295,192.82      325,664.26
                                                              19,826,622.88       814,438.14      317,811.07      327,043.26
                                                              22,666,521.85       917,528.31      426,429.16      413,639.20
                                                               7,002,127.42     1,421,334.80      480,012.83      418,059.48
                                                               3,029,669.36       975,394.61      274,872.60      348,946.53
                                                               2,680,058.07     1,360,156.13      340,585.32      302,871.63
                                                               2,516,935.39     4,593,371.42      485,481.27      508,920.53
                                                               2,496,244.13     5,992,097.72    1,517,840.91      629,862.36
                                                               2,737,191.06     1,906,218.32    2,253,504.58      788,868.67
                                                               3,153,886.68       220,387.33      875,756.78    2,736,705.29
                                                               5,582,477.12       162,083.96      152,781.86    1,425,539.70
                                                               3,015,189.84        75,246.66       41,054.88      116,447.70
                                                               4,018,584.24         8,915.45        7,144.08       82,023.09
                                                              17,054,595.16        20,986.09       18,680.56       52,720.43
                                                              17,892,686.71        11,301.89       67,220.77       22,211.70
                                                               5,006,379.02       111,252.99       30,411.24       31,394.35
                                                               1,575,797.74        66,628.55       21,658.41       17,979.75
                                                               1,274,914.81        89,145.54       31,367.97            0.00
                                                               1,052,722.95       263,524.26       45,344.72       56,987.58
                                                               1,025,672.10       173,354.59      343,270.00       23,920.99
                                                               1,269,487.16             0.00       58,456.55       38,491.14
                                                               1,401,868.59             0.00            0.00      150,738.59
                                                               3,543,191.20         9,000.00            0.00            0.00
                                                               1,602,040.53             0.00            0.00            0.00
                                                               2,451,098.98             0.00            0.00            0.00
                                                              13,381,249.09             0.00            0.00            0.00
                                                              14,147,441.09             0.00            0.00            0.00
                                                               3,183,367.95             0.00            0.00            0.00
                                                                 425,818.48             0.00            0.00            0.00
                                                                 225,353.33             0.00            0.00            0.00
                                                                  88,204.01             0.00            0.00            0.00
                                                                  21,872.59             0.00            0.00            0.00
                                                                  61,007.90             0.00            0.00            0.00
                                                                 150,978.94             0.00            0.00            0.00
                                                                 183,957.52             0.00            0.00            0.00
                                                                 138,009.37             0.00            0.00            0.00
                                                                 263,256.47             0.00            0.00            0.00
                                                                 476,922.25             0.00            0.00            0.00
                                                                 290,667.90             0.00            0.00            0.00
                                                                        -               0.00            0.00            0.00
                                                                        -               0.00            0.00            0.00


Total Time Balance of Scheduled Cash Flows                   397,076,542.31   147,495,052.42   63,822,565.73    70,947,346.70


                                                               ----------------------------
NPV Data Input Section                                            03-Sep-99      03-Sep-99
                                                               ----------------------------
Scheduled cash flows as of the indicated cutoff date                 Pool 4         Pool 5
Row 0 is total delinquent amount valued without discounting      963,037.64       1,714.56
                                                               1,077,543.51       2,319.53
                                                                 908,501.58       2,319.53
                                                                 967,529.92       4,362.93
                                                               1,073,191.80       2,319.53
                                                                 842,721.41       2,319.53
                                                               1,045,903.79       2,319.53
                                                               3,152,411.98       2,319.53
                                                               2,035,642.43      13,394.74
                                                                 826,657.75      15,822.82
                                                                 800,523.16       2,319.53
                                                                 843,838.38       2,319.53
                                                                 924,327.81       2,319.53
                                                                 932,746.52       2,319.53
                                                                 802,868.81       2,319.53
                                                                 892,220.12       4,362.93
                                                                 996,409.88       2,319.53
                                                                 807,078.44       2,319.53
                                                                 995,821.96       2,319.53
                                                               3,002,364.55       2,319.53
                                                               1,894,307.54       5,807.75
                                                                 676,787.73      12,743.55
                                                                 656,100.33       2,319.53
                                                                 711,278.54       2,319.53
                                                                 780,125.72       2,319.53
                                                                 787,066.36       2,319.53
                                                                 653,554.46       2,319.53
                                                                 686,637.69       2,319.53
                                                                 811,004.71       2,319.53
                                                                 669,168.98       2,319.53
                                                                 858,815.46       2,319.53
                                                               2,483,575.09       2,319.53
                                                               1,282,280.70       2,310.13
                                                                 249,748.00      12,138.58
                                                                 209,357.45       1,714.56
                                                                 276,294.97       1,714.56
                                                                 353,254.77       1,714.56
                                                                 276,746.69       1,714.56
                                                                 204,348.47       1,714.56
                                                                 205,745.45       1,714.56
                                                                 348,249.95       1,714.56
                                                                 210,111.86       1,714.56
                                                                 423,698.16       1,714.56
                                                               1,478,841.39       1,714.56
                                                                 638,790.42       1,714.56
                                                                  80,511.05      10,424.02
                                                                   1,253.18           0.00
                                                                  18,891.23           0.00
                                                                  34,425.13           0.00
                                                                  16,253.18           0.00
                                                                   1,253.18           0.00
                                                                   1,253.18           0.00
                                                                  13,253.17           0.00
                                                                   1,253.18           0.00
                                                                  64,806.11           0.00
                                                                 115,039.51           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00
                                                                       0.00           0.00


Total Time Balance of Scheduled Cash Flows                    42,065,424.43     159,930.42

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Prepared by  Sally Nelson  (414) 636-5637                                                              09/15/99
Scheduled Payment Date                                                                                                  14-Sep-99
Actual Payment Date                                                                                                     14-Sep-99
Collection Period Begin Date                                                                                            06-Aug-99
Collection Period End Date                                                                            31-Jan-98         03-Sep-99
Days in accrual period (30/360)                                                                                                30
Days in accrual period (ACT/360)                                                                                               29

Part I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                        $10,925,284.60

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                 $0.00
    Government obligors                                                                                                     $0.00
          Total Warranty Repurchases                                                                                        $0.00

Total Collections For The Period                                                                                   $10,925,284.60

    Pool Balance (Beg. of Collection Period)                                                                      $295,575,678.84
    Pool Balance (End of Collection Period)                                                                       $286,432,668.64

Total Collection                                                                                                   $10,925,284.60
Negative Carry Withdrawls                                                                                                   $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                                 $90,419.93
Pre-Funding Account Reinvestment Income                                                                                     $0.00

 Total Distribution Amount                                                                                         $11,015,704.53

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                         $1,611,361.71
    Scheduled Amounts 60 days or more past due                                                                      $2,308,458.39
    Net Losses on Liquidated Receivables                                                                              $320,659.34
    Number of Loans at Beginning of Period                                                                                 11,979
    Number of Loans at End of Period                                                                                       11,809
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                      $0.00

    Pre-Funding Account Reinvestment Income                                                                                 $0.00

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Actual Payment Date                                                                                                     14-Sep-99
Collection Period Begin Date                                                                                            06-Aug-99
Collection Period End Date                                                                                              03-Sep-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                           $295,575,678.84
 A-1 Note Beginning Principal Balance                                                                                       $0.00
 A-2 Note Beginning Principal Balance                                                                                       $0.00
 A-3 Note Beginning Principal Balance                                                                              $92,365,651.69
 A-4 Note Beginning Principal Balance                                                                             $180,449,000.00
 B Note Beginning Principal Balance                                                                                $11,823,027.15
 Certificate Beginning Principal Balance                                                                           $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                                 $286,432,668.64
 A-1 Note Principal Balance (End of Period)                                                                                 $0.00
                          A-1 Note Pool Factor (End of Period)                                                          0.0000000
 A-2 Note Principal Balance (End of Period)                                                                                 $0.00
                          A-2 Note Pool Factor (End of Period)                                                          0.0000000
 A-3 Note Principal Balance (End of Period)                                                                        $83,588,361.89
                          A-3 Note Pool Factor (End of Period)                                                          0.5735051
 A-4 Note Principal Balance (End of Period)                                                                       $180,449,000.00
                          A-4 Note Pool Factor (End of Period)                                                          1.0000000
 B Note Principal Balance (End of Period)                                                                          $11,457,306.75
                          B Note Pool Factor (End of Period)                                                            0.4582923
 Certificate Principal Balance (End of Period)                                                                     $10,938,000.00
                          Certificate Pool Factor (End of Period)                                                       1.0000000

Collateral Value Decline                                                                                            $9,143,010.20
 Pool Balance (Beg. of Collection Period)                                                                         $295,575,678.84
 Pool Balance (End of Collection Period)                                                                          $286,432,668.64

Total Distribution Amount (TDA)                                                                                    $11,015,704.53
 Total Collections and Investment Income for the Period                                                            $11,015,704.53
 Negative Carry Withdrawls                                                                                                  $0.00

Principal Distribution Amount  (PDA)                                                                                $9,143,010.20

Principal Allocation to Notes and Certificates                                                                      $9,143,010.20
 A-1 Noteholders' Principal Distributable Amount                                                                            $0.00
 A-2 Noteholders' Principal Distributable Amount                                                                            $0.00
 A-3 Noteholders' Principal Distributable Amount                                                                    $8,777,289.79
 A-4 Noteholders' Principal Distributable Amount                                                                            $0.00
 B Noteholders' Principal Distributable Amount                                                                        $365,720.41
 Certificateholders' Principal Distributable Amount                                                                         $0.00

Interest Distributable Amount                                                                                       $1,431,164.17
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                         $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                         $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $441,815.70
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                   $876,681.39
 Noteholders' Interest Distributable Amount applicable to B Notes                                                      $58,523.98
 Certificateholders' Interest Distributable Amount                                                                     $54,143.10

Spread Account
 Beginning Spread Account Balance                                                                                  $12,499,977.37
 Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                                 $495,506.59
 Distribution from Spread Account for Interest / Principal Shortfall                                                        $0.00

 Specified Spread Account Balance                                                                                  $12,499,977.37
 Ending Spread Account Balance (after distributions)                                                               $12,499,977.37

Credit Enhancement                                                                                                           4.36%
 Spread account % of Ending Pool Balance                                                                                     4.36%
 Overcollateralization % of Ending Pool Balance                                                                              0.00%

Scheduled Amounts 30 - 59 days past due                                                                             $1,611,361.71
                          as % of Ending Pool Balance                                                                        0.56%
Scheduled Amounts 60 days or more past due                                                                          $2,308,458.39
                          as % of Ending Pool Balance                                                                        0.81%
Net Losses on Liquidated Receivables                                                                                  $320,659.34
                          as % of Ending Pool Balance                                                                        0.11%


 PART III -- SERVICING CALCULATIONS                                                                                     14-Sep-99

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                Pool 1 Cutoff                            Pool 1

Wtd. Avg. APR                                                                              8.758%                           8.758%
Contract Value (Beg. of Collection Period), by origination pool                                                   $134,822,956.53
Contract Value (End of Collection Period), by origination pool                   $325,333,194.29                  $130,609,102.13
                                                                                  ---------------                  ---------------
Contract Value Decline                                                                                              $4,213,854.40
                                                                                                                             3.13%
Initial Pool Balance                                                                                              $624,998,868.47
Pool Balance (End of Collection Period)                                                                           $286,432,668.64

Collections and Investment Income for the period                                                                   $11,015,704.53
Negative Carry Withdrawls                                                                                                   $0.00

Total Distribution Amount (TDA)                                                                                    $11,015,704.53
Principal Distribution Amount  (PDA)                                                                                $9,143,010.20

Initial B Percentage                                                                                                        4.000%
Unscheduled Principal (per pool)                                                                                            $0.00
Total Unscheduled Principal                                                                                                 $0.00

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                                                                                        $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                                  0.00%
Preliminary A-1 Noteholders' Principa; Distributable Amount                                                                 $0.00
One-Time Excess Prefunding Account Payment                                                                                  $0.00
A-1 Noteholders' Principal Distributable Amount                                                                             $0.00

Principal Distribution Amount Remaining                                                                             $9,143,010.20

A-2 Note Beginning Principal Balance                                                                                        $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                                  0.00%
A-2 Noteholders' Principal Distributable Amount                                                                             $0.00

Principal Distribution Amount Remaining                                                                             $9,143,010.20

A-3 Note Beginning Principal Balance                                                                               $92,365,651.69
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                                 96.00%
A-3 Noteholders' Principal Distributable Amount                                                                     $8,777,289.79

Principal Distribution Amount Remaining                                                                               $365,720.41

A-4 Note Beginning Principal Balance                                                                              $180,449,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                                  0.00%
A-4 Noteholders' Principal Distributable Amount                                                                             $0.00

Principal Distribution Amount Remaining                                                                               $365,720.41

B Note Beginning Principal Balance                                                                                 $11,823,027.15
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
B Noteholders' Share of the Principal Distribution Amount                                                                    4.00%
B Noteholders' Principal Distributable Amount                                                                         $365,720.41

Principal Distribution Amount Remaining                                                                                     $0.00

Certificate Beginning Principal Balance                                                                            $10,938,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
Certificateholders' Share of the Principal Distribution Amount                                                               0.00%
Certificateholders' Principal Distributable Amount                                                                          $0.00

Interest Accrued on Class A-1 Notes this period                                          5.5450%                            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                         $0.00
Interest Due (in Arrears) on above Shortfall                                                                                $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                          $0.00

Interest Accrued on Class A-2 Notes this period                                          5.5920%                            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                         $0.00
Interest Due (in Arrears) on above Shortfall                                                                                $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                          $0.00

Interest Accrued on Class A-3 Notes this period                                          5.7400%                      $441,815.70
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                         $0.00
Interest Due (in Arrears) on above Shortfall                                                                                $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                    $441,815.70

Interest Accrued on Class A-4 Notes this period                                          5.8300%                      $876,681.39
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                         $0.00
Interest Due (in Arrears) on above Shortfall                                                                                $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                    $876,681.39

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                   $1,318,497.09
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                                                                $0.00
Offered Noteholders' Interest Distributable Amount                                                                  $1,318,497.09




1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                          Pool 2           Pool 3           Pool 4        Pool 5

 Wtd. Avg. APR                                                                8.597%           8.491%           9.174%        9.428%
 Contract Value (Beg. of Collection Period), by origination pool     $58,078,942.31   $64,433,131.87   $38,103,045.31   $137,602.82
 Contract Value  (End of Collection Period), by origination pool     $56,439,057.84   $62,646,343.31   $36,601,816.98   $136,348.38
                                                                     --------------   --------------   --------------   -----------
 Contract Value Decline                                               $1,639,884.47    $1,786,788.56    $1,501,228.33     $1,254.44
                                                                               2.82%            2.77%            3.94%         0.91%


 Unscheduled Principal (per pool)                                             $0.00            $0.00            $0.00         $0.00


Interest Accrued on Class B Notes this period                                                           5.9400%       $58,523.98
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                      $58,523.98

Interest Accrued on Certificates this period                                                            5.9400%       $54,143.10
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Certificateholders' Interest Distributable Amount                                                                     $54,143.10

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                                $11,015,704.53

Administration Fee Shortfall (Previous Period)                                                                             $0.00
Administration Fee Accrued during this Period                                                          $500.00           $166.67
Administration Fee Paid this Period from TDA                                                                             $166.67
Administration Fee Shortfall                                                                                               $0.00

Total Distribution Amount Remaining                                                                               $11,015,537.86

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                    $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-2 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                    $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-3 Notes this period                                                                      $441,815.70
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                              $441,815.70
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-4 Notes this period                                                                      $876,681.39
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                              $876,681.39
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                             $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $1,318,497.09
Offered Noteholders' Interest Paid this Period from TDA                                                            $1,318,497.09
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00

Total A Noteholders' Principal Carryover Shortfall                                                                         $0.00

Total Distribution Amount Remaining                                                                                $9,697,040.77

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on B Notes this period                                                                               $58,523.98
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                 $58,523.98
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00

Total Distribution Amount Remaining                                                                                $9,638,516.79

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                $9,638,516.79

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                $9,638,516.79

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                            $8,777,289.79
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                      $8,777,289.79
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                  $861,227.00

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                  $861,227.00


B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
B Noteholders' Monthly Principal Distributable Amount                                                                $365,720.41
B Noteholders' Principal Distributable Amount Paid from TDA                                                          $365,720.41
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Total Excess Distribution Amount Remaining                                                                           $495,506.59

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                      $0.00

New Collateral Purchased                                                                                                   $0.00
Deposit to Spread Account                                                                  2.00%                           $0.00
Payment to Seller                                                                                                          $0.00
Payment to Class A-1 after Funding is Complete                                                                             $0.00

Ending Pre-Funding Account Balance                                                                                         $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                              $0.00

Adjusted Ending Pre-Funding Account Balance                                                                                $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                                   $0.00
Negative Carry                                                                                                         3.209816%
Number of Days Remaining                                                                                                  0 days

Pre-Funded Percentage                                                                                                     0.000%
Negative Carry Withdrawls                                                                                                  $0.00
Cumulative Negative Carry Withdrawls                                                                               $4,595,626.41
Maximum Negative Carry Amount                                                                                              $0.00
Required Negative Carry Account Balance                                                                                    $0.00
Interim Ending Negative Carry Account Balance                                                                              $0.00
Negative Carry Amount Released to Seller                                                                                   $0.00

Ending Negative Carry Account Balance                                                                                      $0.00

6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                                  $12,499,977.37
Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                 $495,506.59

Distribution from Spread Account to Noteholders' Distr. Account                                                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                      $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                        $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Preliminary Spread Account Balance Remaining                                                                      $12,995,483.96

Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                                      $2,105,134.00
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                      NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                  $3,847,912.08
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                             NO
60 day or > Delinquent Scheduled Amounts                                                                           $2,308,458.39
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                  NO
Are any of the three conditions "YES"?                                                                         NO


    Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves.
It failed to include in the loss figure any losses that were not covered by dealer reserves.
This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

     As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

    Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged
to the trust was:                                                                                                 $   360,728.75

    If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                                                2,465,862.75
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                            NO


Preliminary A-1 Note Principal Balance (End of Period)                                                                     $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                     $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                            $83,588,361.89
Preliminary A-4 Note Principal Balance (End of Period)                                                           $180,449,000.00
Preliminary B Note Principal Balance (End of Period)                                                              $11,457,306.75
Preliminary Total Principal Balance of Notes  (End of Period)                                                    $275,494,668.64

Specified Spread Account Balance                                                                                   12,499,977.37
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                      2.00%                   12,499,977.37

(b) the Note Balance                                                                                              275,494,668.64

Preliminary Spread Account Balance Remaining                                                                      $12,995,483.96
Preliminary Excess Amount in Spread Account                                                                          $495,506.59
Preliminary Shortfall Amount in Spread Account                                                                             $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                                 $0.00

Spread Account Excess                                                                                                $495,506.59

Ending Spread Account Balance (after distributions)                                                               $12,499,977.37
Net Change in Spread Account Balance                                                                                       $0.00


Total Excess Distribution Amount Remaining                                                                           $495,506.59

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Interest Accrued on Certificates this period                                                                          $54,143.10
Certificateholders' Interest Paid from Excess Distribution                                                            $54,143.10
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                              $0.00

Total Excess Distribution Amount Remaining                                                                           $441,363.49

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                            $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                    $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Total Excess Distribution Amount Remaining                                                                           $441,363.49

Servicing Fee Shortfall (Previous Period)                                                                                  $0.00
Servicing Fees Accrued during this Period                                                                 1.00%      $246,313.07
Adjustment to Servicing Fee                                                                                               ($0.00)
Adjustment to Excess Distribution Amount Remaining                                                                         $0.00
Servicing Fees Paid this Period from Excess Distribution                                                             $246,313.07
Servicing Fee Shortfall                                                                                                    $0.00

Total Excess Distribution Amount Remaining                                                                           $195,050.42

7.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                           $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                         $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                        $0.00

A-1 Note Principal Balance (End of Period)                                                                                 $0.00
A-2 Note Principal Balance (End of Period)                                                                                 $0.00
A-3 Note Principal Balance (End of Period)                                                                        $83,588,361.89
A-4 Note Principal Balance (End of Period)                                                                       $180,449,000.00
B Note Principal Balance (End of Period)                                                                          $11,457,306.75
Certificate Principal Balance (End of Period)                                                                     $10,938,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                                $286,432,668.64

A-1 Note Pool Factor (End of Period)                                                            $72,113,000.00         0.0000000
A-2 Note Pool Factor (End of Period)                                                           $190,750,000.00         0.0000000
A-3 Note Pool Factor (End of Period)                                                           $145,750,000.00         0.5735051
A-4 Note Pool Factor (End of Period)                                                           $180,449,000.00         1.0000000
B Note Pool Factor (End of Period)                                                              $25,000,000.00         0.4582923
Certificate Pool Factor (End of Period)                                                         $10,938,000.00         1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                                 0.4582923

Specified Spread Account Balance (after all distributions and adjustments)                                        $12,499,977.37


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                           14-Sep-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                            $0.00
        per $1,000 original principal amount:                                                                               $0.00

 (b)   A-2 Notes:                                                                                                           $0.00
         per $1,000 original principal amount:                                                                              $0.00

 (c)   A-3 Notes:                                                                                                   $8,777,289.79
         per $1,000 original principal amount:                                                                             $60.22

 (d)   A-4 Notes:                                                                                                           $0.00
         per $1,000 original principal amount:                                                                              $0.00

 (e)   B Notes:                                                                                                       $365,720.41
         per $1,000 original principal amount:                                                                             $14.63

 (f)   Total                                                                                                        $9,143,010.20

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                                            $0.00
        per $1,000 original principal amount:                                                                               $0.00

 (b)   A-2 Notes:                                                                                                           $0.00
         per $1,000 original principal amount:                                                                              $0.00

 (c)  A-3 Notes:                                                                                                      $441,815.70
        per $1,000 original principal amount:                                                                               $3.03

 (d)  A-4 Notes:                                                                                                      $876,681.39
        per $1,000 original principal amount:                                                                               $4.86

 (e)  B Notes:                                                                                                         $58,523.98
         per $1,000 original principal amount:                                                                              $2.34

 (f)   Total                                                                                                        $1,377,021.07

(3) Pool Balance at the end of the related Collection Period                                                      $286,432,668.64

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
     (ii)  A-1 Note Pool Factor:                                                                                        0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                        $0.00
     (ii)  A-2 Note Pool Factor:                                                                                        0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                               $83,588,361.89
     (ii)  A-3 Note Pool Fac                                                                                            0.5735051

 (d) (i)  outstanding principal amount of A-4 Notes:                                                              $180,449,000.00
     (ii)  A-4 Note Pool Factor:                                                                                        1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                 $11,457,306.75
     (ii)  B Note Pool Factor:                                                                                          0.4582923

 (f) (i)  Certificate Balance                                                                                      $10,938,000.00
     (ii)  Certificate Pool Factor:                                                                                     1.0000000

(5)  Amount of Servicing Fee:                                                                                         $246,313.07
      per $1,000 Beginning of Collection Period:                                                                       1.82693717

(6)  Amount of Administration Fee:                                                                                        $166.67
      per $1,000 Beginning of Collection Period:                                                                       0.00123619

(7)  Aggregate Purchase Amounts for Collection Period:                                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                          $320,659.34

(9)  Amount in Spread Account:                                                                                     $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                     $0.00
===================================================================================================================================


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                           14-Sep-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                            $0.00
        per $1,000 original principal amount:                                                                               $0.00

 (b)  A-2 Notes:                                                                                                            $0.00
        per $1,000 original principal amount:                                                                               $0.00

 (c)  A-3 Notes:                                                                                                    $8,777,289.79
        per $1,000 original principal amount:                                                                              $60.22

 (d)  A-4 Notes:                                                                                                            $0.00
        per $1,000 original principal amount:                                                                               $0.00

 (e)  B Notes:                                                                                                        $365,720.41
        per $1,000 original principal amount:                                                                              $14.63

 (f)  Certificates:                                                                                                         $0.00
        per $1,000 original principal amount:                                                                               $0.00

 (g)  Total:                                                                                                        $9,143,010.20

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                            $0.00
        per $1,000 original principal amount:                                                                               $0.00

 (b)  A-2 Notes:                                                                                                            $0.00
        per $1,000 original principal amount:                                                                               $0.00

 (c)  A-3 Notes:                                                                                                      $441,815.70
        per $1,000 original principal amount:                                                                               $3.03

 (d)  A-4 Notes:                                                                                                      $876,681.39
        per $1,000 original principal amount:                                                                               $4.86

 (e)  B Notes:                                                                                                         $58,523.98
        per $1,000 original principal amount:                                                                               $2.34

 (f)  Certificates:                                                                                                    $54,143.10
        per $1,000 original principal amount:                                                                               $4.95

 (g)  Total:                                                                                                        $1,431,164.17

(3)  Pool Balance at end of related Collection Period:                                                            $286,432,668.64

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
     (ii)  A-1 Note Pool Factor:                                                                                        0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                        $0.00
     (ii)  A-2 Note Pool Factor:                                                                                        0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                               $83,588,361.89
     (ii)  A-3 Note Pool Factor:                                                                                        0.5735051

 (d) (i)  outstanding principal amount of A-4 Notes:                                                              $180,449,000.00
     (ii)  A-4 Note Pool Factor:                                                                                        1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                 $11,457,306.75
     (ii)  C Note Pool Factor:                                                                                          0.4582923

 (f) (i)  Certificate Balance                                                                                      $10,938,000.00
     (ii)  Certificate Pool Factor:                                                                                     1.0000000

(5)  Amount of Servicing Fee:                                                                                         $246,313.07
      per $1,000 Beginning of Collection Period:                                                                        1.8269372

(6)  Amount of Administration Fee:                                                                                        $166.67
      per $1,000 Beginning of Collection Period:                                                                        0.0012362

(7)  Aggregate Purchase Amounts for Collection Period:                                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                          $320,659.34

(9)  Amount in Spread Account:                                                                                     $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                     $0.00
==================================================================================================================================


CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                           14-Sep-99

(1)  Payment of Administration Fee to Administrator:                                                                      $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                   $1,377,021.07

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                           $9,143,010.20

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                       $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                            $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                            $246,313.07

(7) Release to Seller from Excess Collections over Distributions                                                      $195,050.42

Check for Error                                                                                                 NO ERROR
Sum of Above Distributions                                                                                      $11,015,704.53
Total Distribution Amount plus Releases to Seller                                                               $11,015,704.53


CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                           14-Sep-99
(1)  Total Distribution Amount:                                                                                    $11,015,704.53

(2)  Administration Fee:                                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                    $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                    $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                     $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                              $441,815.70

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                     $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                              $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                    $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                $58,523.98

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                      $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                           $1,377,021.07
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                            0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                      $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                            0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                      $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                      $8,777,289.79

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                          96.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                              $8,777,289.79


(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                           0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                      $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                          $365,720.41

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                              4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                  $365,720.41

(34)  Noteholders' Principal Distribution Amount:                                                                   $9,143,010.20

(35)  Noteholders' Distributable Amount:                                                                           $10,520,031.27


(36)  Deposit to Spread Account (from excess collections):                                                            $495,506.59

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                 $12,499,977.37

 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                             $12,499,977.37


 (b) the Note Balance                                                                                             $275,494,668.64

(38)  Spread Account Balance over the Specified Spread Account Balance:                                               $495,506.59

(39)  Certificateholders' Interest Distributable Amount:                                                               $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                                                     $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders                        0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                                        $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                                    $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                                   $0.00

(45)  Certificateholders' Distributable Amount:                                                                        $54,143.10

(46)  Servicing Fee:                                                                                                  $246,313.07

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                $195,050.42
 (b) Release of Excess Amount in Negative Carry Account                                                                     $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
           into the Note Distribution Account                                                                               $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                $295,575,678.84

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                      $0.00
           A-1 Note Pool Factor:                                                                                        0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                      $0.00
           A-2 Note Pool Factor:                                                                                        0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                             $83,588,361.89
           A-3 Note Pool Factor:                                                                                        0.5735051

           Outstanding Principal Balance of A-4 Notes:                                                            $180,449,000.00
           A-4 Note Pool Factor:                                                                                        1.0000000

           Outstanding Principal Balance of B Notes:                                                               $11,457,306.75
           B Note Pool Factor:                                                                                          0.4582923

           Outstanding Principal Balance of the Certificates:                                                      $10,938,000.00
           Certificate Pool Factor:                                                                                     1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                             $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                          $320,659.34

(53)  Spread Account Balance after giving effect to all distributions:                                             $12,499,977.37

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005
                                                                      15-Sep-99
                                                                       05:50 PM
Prepared by  Sally Nelson  (414) 636-5637                      File: us98b1.xls

                                                                  ----------------------------------------------------------------
NPV Data Input Section                                                   31-Jul-98               31-Jul-98           31-Aug-98
                                                                  ----------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date           Pool 1 (Retail) Cutoff   Pool 2 (FPL) Cutoff  Pool 3 (Retail) Cutoff
Row 0 is total delinquent amount valued without discounting                1,223,550.43            488,950.11         227,513.66
                                                                          12,106,658.00          2,516,183.49       2,550,465.05
                                                                           8,409,202.39          1,893,688.39       1,992,727.52
                                                                           8,997,726.43          1,960,786.46       1,993,691.84
                                                                          10,171,208.37          2,063,823.67       2,155,489.86
                                                                          12,715,731.73          1,954,159.58       2,312,038.62
                                                                           9,099,256.42          1,792,726.48       1,787,823.30
                                                                           8,535,974.50          1,766,075.80       1,788,562.35
                                                                          15,306,449.46          1,890,605.11       1,798,508.17
                                                                          18,443,017.15          1,881,117.92       1,865,546.07
                                                                          16,957,243.00          1,877,027.40       2,236,650.41
                                                                          16,376,885.05          1,817,623.64       6,367,990.47
                                                                          10,651,992.79          1,866,206.49       4,393,608.36
                                                                           9,163,394.05          1,889,230.81       1,851,865.86
                                                                           8,086,054.38          1,816,250.01       2,143,268.38
                                                                           8,842,211.38          1,872,281.06       2,093,064.00
                                                                          10,005,085.81          1,964,666.24       2,267,816.18
                                                                          12,231,104.34          1,898,030.47       2,189,581.36
                                                                           8,797,636.97          1,687,469.97       1,720,098.07
                                                                           8,255,782.24          1,644,541.62       1,725,097.62
                                                                          14,973,400.70          1,754,779.58       1,723,639.47
                                                                          17,996,394.47          1,717,963.17       1,708,763.23
                                                                          16,387,208.39          1,697,653.50       2,062,832.44
                                                                          15,692,745.55          1,647,572.33       6,249,025.98
                                                                           9,927,634.13          1,673,274.10       4,029,935.57
                                                                           8,258,696.56          1,681,124.45       1,708,178.19
                                                                           7,198,681.74          1,595,209.75       1,969,787.75
                                                                           8,082,732.30          1,613,786.06       2,011,316.11
                                                                           9,188,498.36          1,637,923.98       2,047,578.88
                                                                          11,121,258.86          1,539,370.45       2,034,695.16
                                                                           7,667,179.49          1,398,649.52       1,595,005.29
                                                                           7,462,994.43          1,326,009.93       1,568,248.09
                                                                          14,024,372.46          1,372,213.36       1,550,840.17
                                                                          16,752,855.26          1,282,023.39       1,565,138.66
                                                                          14,788,215.88          1,223,618.90       1,911,851.22
                                                                          13,836,398.02          1,133,716.33       5,930,710.61
                                                                           8,036,258.20          1,138,664.27       3,703,440.80
                                                                           6,279,376.38          1,125,940.91       1,377,443.44
                                                                           5,034,136.82          1,045,792.71       1,580,903.96
                                                                           5,901,975.89          1,024,587.50       1,585,785.91
                                                                           6,752,591.27          1,106,606.17       1,661,452.56
                                                                           8,045,835.19            999,458.48       1,582,206.12
                                                                           5,513,567.92            845,330.20       1,205,325.13
                                                                           5,192,319.67            805,200.79       1,201,516.28
                                                                           8,386,321.78            787,865.67       1,176,550.16
                                                                          11,514,765.67            726,022.34       1,228,403.34
                                                                           9,777,959.48            626,005.45       1,446,777.59
                                                                           8,899,382.72            580,109.26       4,590,105.48
                                                                           4,477,511.85            557,076.29       2,336,437.52
                                                                           2,817,291.23            491,193.77         455,453.41
                                                                           1,810,888.90            460,441.81         615,074.75
                                                                           2,565,938.18            427,320.86         690,160.74
                                                                           3,186,828.87            463,747.29         781,567.09
                                                                           4,092,686.58            409,038.86         677,424.20
                                                                           2,363,732.39            336,499.67         424,618.93
                                                                           2,264,572.85            254,756.54         294,399.44
                                                                           4,476,612.63            250,249.73         310,690.14
                                                                           6,906,236.81            238,339.80         313,886.41
                                                                           5,629,888.08            131,056.39         609,968.32
                                                                           5,295,239.38             97,868.67       2,664,290.64
                                                                           1,725,376.78             47,534.40       1,347,398.15
                                                                             458,843.05             26,996.20          89,447.45
                                                                             171,032.59             26,996.20         193,827.50
                                                                             260,367.62             17,246.87         156,510.52
                                                                             282,397.46             74,475.21         139,820.39
                                                                             239,911.47              7,755.20          25,908.95
                                                                              53,028.41              7,755.20           7,965.05
                                                                              52,287.49              7,755.20           5,002.91
                                                                             378,380.01              7,755.20           5,002.91
                                                                             547,106.25             23,865.28           5,002.91
                                                                             121,960.35                   -            89,387.07
                                                                             224,027.78                   -            80,572.23
                                                                                    -                     -                  -
                                                                                    -                     -                  -
                                                                                    -                     -                  -
Total Time Balance of Scheduled Cash Flows                               547,472,069.46         76,013,641.91    119,788,682.38






                                                                  ----------------------------------------------------------------
NPV Data Input Section                                                    03-Sep-99              03-Sep-99           03-Sep-99
Scheduled cash flows as of the indicated cutoff date              ----------------------------------------------------------------
Row 0 is total delinquent amount valued without discounting                    Pool 1                Pool 2             Pool 3
                                                                            7,212,138.58          1,707,083.65       2,647,641.81
                                                                            6,921,921.41          1,497,841.95       1,596,178.89
                                                                            7,387,342.52          1,560,236.33       1,830,407.09
                                                                            8,300,695.02          1,646,612.08       1,798,922.93
                                                                            9,676,657.53          1,549,532.17       1,857,460.91
                                                                            7,150,238.80          1,382,946.99       1,867,003.76
                                                                            6,652,482.52          1,333,911.30       1,481,560.39
                                                                           12,590,152.57          1,412,883.15       1,462,520.46
                                                                           14,481,351.27          1,395,117.17       1,443,820.33
                                                                           13,181,712.57          1,387,902.41       1,430,315.03
                                                                           12,491,086.50          1,332,457.10       1,734,098.82
                                                                            7,951,920.75          1,363,705.81       5,020,600.42
                                                                            6,232,498.21          1,349,073.52       3,390,033.65
                                                                            5,930,828.91          1,281,805.13       1,434,644.89
                                                                            6,318,093.69          1,318,349.87       1,618,243.85
                                                                            7,253,508.07          1,363,900.81       1,710,959.50
                                                                            8,437,992.72          1,261,023.97       1,698,995.19
                                                                            6,185,734.36          1,159,154.25       1,731,284.12
                                                                            5,961,867.90          1,092,213.23       1,358,729.76
                                                                           11,843,331.46          1,125,233.93       1,325,707.61
                                                                           13,430,133.83          1,038,230.17       1,288,815.49
                                                                           11,779,776.34          1,001,880.36       1,297,842.99
                                                                           10,875,613.47            914,585.15       1,602,461.02
                                                                            6,412,029.47            928,840.29       4,732,622.78
                                                                            4,661,667.51            923,018.54       3,108,486.63
                                                                            4,151,144.62            834,956.57       1,149,928.75
                                                                            4,541,801.11            823,238.71       1,295,893.75
                                                                            5,241,853.34            908,464.54       1,337,964.48
                                                                            5,943,121.04            796,414.94       1,380,329.76
                                                                            4,418,763.99            687,548.78       1,369,037.66
                                                                            4,025,841.66            659,472.33       1,042,188.20
                                                                            6,772,515.57            648,413.90       1,024,453.70
                                                                            8,898,434.51            572,442.23         986,790.78
                                                                            7,609,703.78            482,700.11       1,036,184.20
                                                                            6,818,205.74            446,924.65       1,215,563.27
                                                                            3,468,824.83            431,210.13       3,566,522.03
                                                                            2,015,644.19            371,470.06       1,980,343.90
                                                                            1,475,649.38            345,768.01         406,088.57
                                                                            1,814,645.07            320,331.82         512,772.71
                                                                            2,333,681.30            365,725.78         612,926.23
                                                                            2,816,204.57            296,883.31         656,005.01
                                                                            1,832,017.45            267,708.79         609,127.02
                                                                            1,658,804.72            197,167.51         377,226.98
                                                                            3,730,999.23            192,151.92         262,872.40
                                                                            5,158,727.24            188,381.90         268,517.98
                                                                            4,181,641.76            108,889.60         263,101.25
                                                                            3,911,403.90             77,414.40         527,205.84
                                                                            1,391,251.20             30,936.14       2,001,055.83
                                                                              419,469.38             11,335.03       1,148,296.19
                                                                              158,326.68             11,335.03          76,833.60
                                                                              232,885.34             17,246.87         171,036.87
                                                                              223,805.33             74,475.21         120,196.01
                                                                              187,410.76              7,755.20         123,909.86
                                                                               47,889.12              7,755.20          29,650.65
                                                                               45,210.03              7,755.20           7,715.05
                                                                              434,321.30              7,755.20           4,752.91
                                                                              366,034.21             23,865.28           4,752.91
                                                                              104,888.79                  0.00           4,752.91
                                                                              172,265.69                  0.00          89,137.07
                                                                                1,170.70                  0.00          72,326.08
                                                                                1,170.70                  0.00           1,363.14
                                                                                1,170.70                  0.00           1,363.14
                                                                                    0.00                  0.00           1,363.14
                                                                                    0.00                  0.00           1,363.14
                                                                                    0.00                  0.00               0.00
                                                                                    0.00                  0.00               0.00
                                                                                    0.00                  0.00               0.00
                                                                                    0.00                  0.00               0.00
                                                                                    0.00                  0.00               0.00
                                                                                    0.00                  0.00               0.00
                                                                                    0.00                  0.00               0.00
                                                                                    0.00                  0.00               0.00
                                                                                    0.00                  0.00               0.00
                                                                                    0.00                  0.00               0.00
                                                                                    0.00                  0.00               0.00

Total Time Balance of Scheduled Cash Flows                                315,927,674.91         42,551,433.68      76,210,271.29


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005



                                                                                                        Settle Date


Prepared by  Sally Nelson  (414) 636-5637                                       09/15/99     12:23 PM
Scheduled Payment Date                                                                                                    15-Sep-99
Actual Payment Date                                                                                                       15-Sep-99
Collection Period Begin Date                                                                                              06-Aug-99
Collection Period End Date                                                     31-Jul-98    31-Jul-98   31-Aug-98         03-Sep-99
Days in accrual period (30/360)                                                                                                  30
Days in accrual period (ACT/360)                                                                                                 30

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                          $19,637,204.26

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                   $0.00
    Government obligors                                                                                                       $0.00
    Total Warranty Repurchases                                                                                                $0.00

Total Collections For The Period                                                                                     $19,637,204.26

    Pool Balance (Beg. of Collection Period)                                                                        $399,065,638.90
    Pool Balance (End of Collection Period)                                                                         $381,380,533.03

Total Receivables Collection                                                                                         $19,637,204.26
Negative Carry Withdrawls                                                                                                     $0.00
Yield Supplement Withdrawals                                                                                            $124,768.72
Spread Account Withdrawals to Pay NoteHolders                                                                                 $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                       $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                             $133,277.57
Pre-Funding Account Reinvestment Income                                                                                       $0.00

 Total Distribution Amount                                                                                           $19,895,250.55

MISCELLANEOUS DATA

    Total Collateral
    Scheduled Amounts 30 - 59 days past due                                                                           $3,444,366.71
    Scheduled Amounts 60 days or more past due                                                                        $3,107,467.88
    Net Losses on Liquidated Receivables                                                                                $792,451.49
    Number of Loans at Beginning of Period                                                                                   17,215
    Number of Loans at End of Period                                                                                         16,909
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                        $0.00

    Pre-Funding Account Reinvestment Income                                                                                   $0.00


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005




Actual Payment Date                                                                                               15-Sep-99
Collection Period Begin Date                                                                                      06-Aug-99
Collection Period End Date                                                                                        03-Sep-99


PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)            $399,065,638.90
 A-1 Note Beginning Principal Balance                                                                                 $0.00
 A-2 Note Beginning Principal Balance                                                                        $95,809,013.34
 A-3 Note Beginning Principal Balance                                                                       $140,000,000.00
 A-4 Note Beginning Principal Balance                                                                       $134,794,000.00
 B Note Beginning Principal Balance                                                                          $15,962,625.56
 Deferred Purchase Price Beginning Principal Balance                                                         $12,400,000.00
 Certificate Beginning Principal Balance                                                                        $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                  $381,380,533.03
 A-1 Note Principal Balance (End of Period)                                                                           $0.00
                                    A-1 Note Pool Factor (End of Period)                                          0.0000000
 A-2 Note Principal Balance (End of Period)                                                                  $78,831,311.71
                                    A-2 Note Pool Factor (End of Period)                                          0.3941566
 A-3 Note Principal Balance (End of Period)                                                                 $140,000,000.00
                                    A-3 Note Pool Factor (End of Period)                                          1.0000000
 A-4 Note Principal Balance (End of Period)                                                                 $134,794,000.00
                                    A-4 Note Pool Factor (End of Period)                                          1.0000000
 B Note Principal Balance (End of Period)                                                                    $15,255,221.32
                                    B Note Pool Factor (End of Period)                                            0.6102089
 Deferred Purchase Price Principal Balance (End of Period)                                                   $12,400,000.00
                                    Deferred Purchase Price Pool Factor (End of Period)                           1.0000000
 Certificate Principal Balance (end of Period)                                                                  $100,000.00
                                    Certificate Pool Factor (endof Period)                                        1.0000000

Collateral Value Decline                                                                                     $17,685,105.87
 Pool Balance (Beg. of Collection Period)                                                                   $399,065,638.90
 Pool Balance (End of Collection Period)                                                                    $381,380,533.03

Total Distribution Amount (TDA)                                                                              $19,895,250.55
 Total Collections and Investment Income for the Period                                                      $19,770,481.83
 Negative Carry Withdrawls                                                                                            $0.00
 Yield Supplement Withdrawals                                                                                   $124,768.72

Principal Distribution Amount  (PDA)                                                                         $17,685,105.87

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                      $17,685,105.87
 A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00
 A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                             $16,977,701.64
 A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00
 A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00
 B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $707,404.23
 Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                               $0.00
 Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                  $0.00

Interest Distributable Amount                                                                                 $1,939,985.82
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                   $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                             $455,092.81
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                             $677,833.33
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                             $664,983.73
 Noteholders' Interest Distributable Amount applicable to B Notes                                                $79,680.11
 Deferred Purchase Price Interest Distributable Amount                                                           $61,896.67
 Certificateholders'  Interest Distributable Amount                                                                 $499.17

Spread Account
 Beginning Spread Account Balance                                                                            $12,499,916.99
 Deposit to Spread Account from Pre-Funding Account                                                                   $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                           $332,388.03
 Distribution from Spread Account for Interest / Principal Shortfall                                                  $0.00

 Specified Spread Account Balance                                                                            $12,499,916.99
 Ending Spread Account Balance (after distributions)                                                         $12,499,916.99

Credit Enhancement                                                                                                     3.28%
 Spread account % of Ending Pool Balance                                                                               3.28%
 Overcollateralization % of Ending Pool Balance                                                                        0.00%

Scheduled Amounts 30 - 59 days past due                                                                       $3,444,366.71
                                    as % of Ending Pool Balance                                                        0.90%
Scheduled Amounts 60 days or more past due                                                                    $3,107,467.88
                                       as % of Ending Pool Balance                                                     0.81%
Net Losses on Liquidated Receivables                                                                            $792,451.49
                                       as % of Ending Pool Balance                                                     0.21%


PART III -- SERVICING CALCULATIONS                                                                               15-Sep-99

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE              Pool 1 (Retail) Cutoff   Pool 2 (FPL) Cutoff  Pool 3 (Retail)Cutoff


Wtd. Avg. APR                                                                  8.559%                8.559%            8.668%
Contract Value (Beg. of Collection Period), by origination pool
Contract Value  (End of Collection Period), by origination pool      $459,900,298.88        $65,328,940.14    $99,766,610.37
Contract Value Decline                                               ---------------        --------------    --------------

Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls
Yield Supplement Withdrawals

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)
Total Unscheduled Principal

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
A-1 Noteholders' Share of the Principal Distribution Amount
Preliminary A-1 Noteholders' Principal Distributable Amount
 (including One-Time Excess Prefund Acct. Pmt.)
One-Time Excess Prefunding Account Payment
A-1 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)

Principal Distributable Amount Remaining

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
A-2 Noteholders' Share of the Principal Distribution Amount
A-2 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)

Principal Distributable Amount Remaining

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
A-3 Noteholders' Share of the Principal Distribution Amount
A-3 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)

Principal Distributable Amount Remaining

A-4 Note Beginning Principal Balance
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)
A-4 Noteholders' Share of the Principal Distribution Amount
A-4 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)

Principal Distributable Amount Remaining

B Note Beginning Principal Balance
B Noteholders' Principal Carryover Shortfall (Previous Period)
B Noteholders' Share of the Principal Distribution Amount
B Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)

Principal Distributable Amount Remaining

Deferred Purchase Price Beginning Principal Balance
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)
Deferred Purchase Price Share of the Principal Distribution Amount
Deferred Purchase Price Principal Distributable Amount
 (including Carryover Shortfall)

Certificate Purchase Price Beginning Principal Balance
Certificateholders' Principal Carryover Shortfall (Previous Period)
Certificateholders' Share of the Principal Distribution Amount
Certificateholders' Principal Distributable Amount
 (including Carryover Shortfall)

Interest Accrued on Class A-1 Notes this period                                         5.6075%             ACT/360
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period                                         5.7000%              30/360
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period                                         5.8100%              30/360
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-3 Notes

Interest Accrued on Class A-4 Notes this period                                         5.9200%              30/360
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount applicable to A-4 Notes



1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                        Pool 1           Pool 2           Pool 3



 Wtd. Avg. APR                                                                             8.559%           8.559%           8.668%
 Contract Value (Beg. of Collection Period), by origination pool                 $287,392,579.55   $40,053,218.29   $71,619,841.06
 Contract Value  (End of Collection Period), by origination pool                 $277,126,406.73   $38,088,463.59   $66,165,662.71
                                                                                                   --------------   ---------------
 Contract Value Decline                                                           $10,266,172.82    $1,964,754.70    $5,454,178.35
                                                                                            3.57%            4.91%            7.62%
 Initial Pool Balance                                                            $624,995,849.39
 Pool Balance (End of Collection Period)                                         $381,380,533.03

 Collections and Investment Income for the period                                 $19,770,481.83
 Negative Carry Withdrawls                                                                 $0.00
 Yield Supplement Withdrawals                                                        $124,768.72

 Total Distribution Amount (TDA)                                                  $19,895,250.55
 Principal Distribution Amount  (PDA)                                             $17,685,105.87

 Initial B Percentage                                                                      4.000%
 Unscheduled Principal (per pool)                                                          $0.00            $0.00            $0.00
 Total Unscheduled Principal                                                               $0.00

 2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

 Principal Distributable Amount                                                    17,685,105.87

 A-1 Note Beginning Principal Balance                                                      $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                                0.00%
 Preliminary A-1 Noteholders' Principal Distributable Amount
    (including One-Time Excess Prefund Acct. Pmt.)                                         $0.00
 One-Time Excess Prefunding Account Payment                                                $0.00
 A-1 Noteholders' Principal Distributable Amount
    (including Carryover Shortfall)                                                        $0.00

 Principal Distributable Amount Remaining                                         $17,685,105.87

 A-2 Note Beginning Principal Balance                                             $95,809,013.34
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                               96.00%
 A-2 Noteholders' Principal Distributable Amount
    (including Carryover Shortfall)                                               $16,977,701.64

 Principal Distributable Amount Remaining                                            $707,404.23

 A-3 Note Beginning Principal Balance                                            $140,000,000.00
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                                0.00%
 A-3 Noteholders' Principal Distributable Amount
     (including Carryover Shortfall)                                                       $0.00

 Principal Distributable Amount Remaining                                            $707,404.23

 A-4 Note Beginning Principal Balance                                            $134,794,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
 A-4 Noteholders' Share of the Principal Distribution Amount                                0.00%
 A-4 Noteholders' Principal Distributable Amount
     (including Carryover Shortfall)                                                       $0.00

 Principal Distributable Amount Remaining                                            $707,404.23

 B Note Beginning Principal Balance                                               $15,962,625.56
 B Noteholders' Principal Carryover Shortfall (Previous Period)                            $0.00
 B Noteholders' Share of the Principal Distribution Amount                                  4.00%
 B Noteholders' Principal Distributable Amount
   (including Carryover Shortfall)                                                   $707,404.23

 Principal Distributable Amount Remaining                                                  $0.00

 Deferred Purchase Price Beginning Principal Balance                              $12,400,000.00
 Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                   $0.00
 Deferred Purchase Price Share of the Principal Distribution Amount                         0.00%
 Deferred Purchase Price Principal Distributable Amount
   (including Carryover Shortfall)                                                         $0.00

 Certificate Purchase Price Beginning Principal Balance                              $100,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                       $0.00
 Certificateholders' Share of the Principal Distribution Amount                             0.00%
 Certificateholders' Principal Distributable Amount
   (including Carryover Shortfall)                                                         $0.00

 Interest Accrued on Class A-1 Notes this period                                           $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes       $0.00
 Interest Due (in Arrears) on above Shortfall                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                        $0.00

 Interest Accrued on Class A-2 Notes this period                                     $455,092.81
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes       $0.00
 Interest Due (in Arrears) on above Shortfall                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                  $455,092.81

 Interest Accrued on Class A-3 Notes this period                                     $677,833.33
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes       $0.00
 Interest Due (in Arrears) on above Shortfall                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                  $677,833.33

 Interest Accrued on Class A-4 Notes this period                                     $664,983.73
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes       $0.00
 Interest Due (in Arrears) on above Shortfall                                              $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                  $664,983.73




 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                   $1,797,909.87
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Offered Noteholders' Interest Distributable Amount                                                                  $1,797,909.87

 Interest Accrued on Class B Notes this period                                           5.9900%              30/360    $79,680.11
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                                                       $79,680.11
 Interest Accrued on Deferred Purchase Price this period                                 5.9900%              30/360    $61,896.67
 Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                      $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                                $0.00
 Deferred Purchase Price Interest Distributable Amount                                                                  $61,896.67
 Interest Accrued on Certificates this period                                            5.9900%              30/360       $499.17
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                          $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                                $0.00
 Certificateholders' Interest Distributable Amount                                                                         $499.17

 3.  ALLOCATION OF DISTRIBUTION AMOUNTS

 a. Total Distribution Amount (TDA)                                                                                 $19,895,250.55

 Administration Fee Shortfall (Previous Period)                                                                              $0.00
 Administration Fee Accrued during this Period                                         $500.00 per quarter                 $166.67
 Administration Fee Paid this Period from TDA                                                                              $166.67
 Administration Fee Shortfall                                                                                                $0.00

 Total Distribution Amount Remaining                                                                                $19,895,083.88

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on Class A-1 Notes this period                                                                             $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                     $0.00
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                              $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on Class A-2 Notes this period                                                                       $455,092.81
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                               $455,092.81
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                              $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on Class A-3 Notes this period                                                                       $677,833.33
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                               $677,833.33
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                              $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on Class A-4 Notes this period                                                                       $664,983.73
 Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                               $664,983.73
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                              $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                   $1,797,909.87
 Offered Noteholders' Interest Paid this Period from TDA                                                             $1,797,909.87
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                    $0.00

 Total Distribution Amount Remaining
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                                                $0.00
 Interest Accrued on B Notes this period                                                                                $79,680.11
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                  $79,680.11
 Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                $0.00

 Total Distribution Amount Remaining                                                                                $18,017,493.90

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                      $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                               $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00

 Total Distribution Amount Remaining                                                                                $18,017,493.90

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                             $16,977,701.64
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                      $16,977,701.64
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00

 Total Distribution Amount Remaining                                                                                 $1,039,792.26
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                      $0.00
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                               $0.00
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00

 Total Distribution Amount Remaining                                                                                 $1,039,792.26

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                      $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                               $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00

 Total Distribution Amount Remaining                                                                                 $1,039,792.26

 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
 B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                  $707,404.23
 B Noteholders' Principal Distributable Amount Paid from TDA                                                           $707,404.23
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

 Total Excess Distribution Amount Remaining                                                                            $332,388.03

 4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

 Beginning Pre-Funding Account Balance                                                                                       $0.00

 New Collateral Purchased                                                                                                    $0.00
 Deposit to Spread Account                                                                 2.00%                             $0.00
 Deposit to Yield Supplement Account                                                                                         $0.00
 Payment to Seller                                                                                                           $0.00
 Payment to Class A-1 after Funding is Complete                                                                              $0.00

 Ending Pre-Funding Account Balance                                                                                          $0.00

 Excess Pre-Funded Amount/(Payment to Sellers)                                                                               $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                                 $0.00

 5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

 Beginning Negative Carry Account Balance                                                                                    $0.00




 Negative Carry                                                                                                           3.268374
 Number of Days Remaining                                                                                                   0 days

 Pre-Funded Percentage                                                                                                       0.000
 Negative Carry Withdrawls                                                                                                   $0.00
 Cumulative Negative Carry Withdrawls                                                                                  $300,471.65
 Maximum Negative Carry Amount                                                                                               $0.00
 Required Negative Carry Account Balance                                                                                     $0.00
 Interim Ending Negative Carry Account Balance                                                                               $0.00
 Negative Carry Amount Released to Seller                                                                                    $0.00

 Ending Negative Carry Account Balance                                                                                       $0.00

 6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

 Beginning Yield Supplement Account Balance                                                                          $2,245,332.87
 Deposit to Yield Supplement Account from Pre-Funding Account                                                                $0.00
 Receivables Percentage                                                                                                     100.00%
 Withdrawal of Yield Supplement Amount                                                                                 $124,768.72
 Maximum Yield Supplement Amount                                                                                     $2,120,564.15
 Required Yield Supplement Amount                                                                                    $2,120,564.15
 Interim Yield Supplement Account Balance                                                                            $2,120,564.15
 Yield Supplement Amount Released to Seller                                                                                  $0.00

 Ending Yield Supplement Account Balance                                                                             $2,120,564.15

 7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

 Beginning Spread Account Balance                                                                                   $12,499,916.99
 Deposit to Spread Account from Pre-Funding Account                                                                          $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                                  $332,388.03

 Distribution from Spread Account to Noteholders' Distr. Account                                                             $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                       $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                       $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                       $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                       $0.00
 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                  $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                         $0.00

 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                  $0.00
 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

 Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                  $0.00
 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

 Preliminary Spread Account Balance Remaining                                                                       $12,832,305.02




 Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                          $2,464,148.72
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                        NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                   $9,509,417.88
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                               YES
 60 day or > Delinquent Scheduled Amounts                                                                            $3,107,467.88
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                    NO
 Are any of the three conditions "YES"?                                                                           YES

 Case Credit has discovered a systems error in the report used to identify losses for the trust.  The report only identified losses that had been applied against dealer reserves.  It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999.  The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

 As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.  Case Credit will not charge these losses back to the trust.  The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been
 charged to the trust was                                                                                               $47,514.04

 If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

 Restated Cumulative Realized Losses:                                                                                 2,511,662.76
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                       NO


 Preliminary A-1 Note Principal Balance (End of Period)                                                                      $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                             $78,831,311.71
 Preliminary A-3 Note Principal Balance (End of Period)                                                            $140,000,000.00
 Preliminary A-4 Note Principal Balance (End of Period)                                                            $134,794,000.00
 Preliminary B Note Principal Balance (End of Period)                                                               $15,255,221.32
 Preliminary Total Principal Balance of Notes  (End of Period)

 Specified Spread Account Balance                                                                                    12,499,916.99
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                     2.00%                     12,499,916.99

 (b) the Note Balance                                                                                               368,880,533.03

 Preliminary Spread Account Balance Remaining                                                                       $12,832,305.02
 Preliminary Excess Amount in Spread Account                                                                           $332,388.03
 Preliminary Shortfall Amount in Spread Account                                                                              $0.00

 Deposit to Spread Account from Remaing Excess Distribution                                                                  $0.00

 Spread Account Excess                                                                                                 $332,388.03

 Ending Spread Account Balance (after distributions)                                                                $12,499,916.99
 Net Change in Spread Account Balance                                                                                        $0.00

 Total Excess Distribution Amount Remaining                                                                            $332,388.03

 Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                      $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                                $0.00
 Interest Accrued on Deferred Purchase Price this period                                                                $61,896.67
 Deferred Purchase Price Interest Paid from Excess Distribution                                                         $61,896.67
 Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                           $0.00

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                          $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                                $0.00
 Interest Accrued on Certificates this period                                                                              $499.17
 Certificateholders' Interest Paid from Excess Distribution                                                                $499.17
 Certificateholders' Interest Carryover Shortfall (Current Period)                                                           $0.00

 Total Excess Distribution Amount Remaining                                                                            $269,992.19

 Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                     $0.00
 Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                       $0.00
 Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                 $0.00
 Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                          $0.00

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
 Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                           $0.00
 Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                     $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                              $0.00

 Total Excess Distribution Amount Remaining                                                                            $269,992.19


 Servicing Fee Shortfall (Previous Period)                                                                                   $0.00
 Servicing Fees Accrued during this Period                                                 1.00%                       $332,554.70
 Adjustment to Servicing Fee                                                                                                 $0.00
 Adjustment to Excess Distribution Amount Remaining                                                                          $0.00
 Servicing Fees Paid this Period from Excess Distribution                                                              $269,992.19
 Servicing Fee Shortfall                                                                                                $62,562.51

 Total Excess Distribution Amount Remaining                                                                                  $0.00



 8.  ENDING BALANCES

 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                          $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                          $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                          $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                          $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                            $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                               $0.00
 Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                      $0.00
 Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                     $0.00
 Certificateholders' Interest Carryover Shortfall  (Current Period)                                                          $0.00
 Certificateholders' Principal Carryover Shortfall  (Current Period)                                                         $0.00

 A-1 Note Principal Balance (End of Period)                                                                                  $0.00
 A-2 Note Principal Balance (End of Period)                                                                         $78,831,311.71
 A-3 Note Principal Balance (End of Period)                                                                         140,000,000.00
 A-4 Note Principal Balance (End of Period)                                                                         134,794,000.00
 B Note Principal Balance (End of Period)                                                                           $15,255,221.32
 Deferred Purchase Price Principal Balance (End of Period)                                                          $12,400,000.00
 Certificate Principal Balance (end of Period)                                                                         $100,000.00
 Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                        $381,380,533.03

 A-1 Note Pool Factor (End of Period)                                          $112,706,000.00                           0.0000000
 A-2 Note Pool Factor (End of Period)                                          $200,000,000.00                           0.3941566
 A-3 Note Pool Factor (End of Period)                                          $140,000,000.00                           1.0000000
 A-4 Note Pool Factor (End of Period)                                          $134,794,000.00                           1.0000000
 B Note Pool Factor (End of Period)                                             $25,000,000.00                           0.6102089
 Deferred Purchase Price Pool Factor (End of Period)                            $12,400,000.00                           1.0000000
 Certificate Pool Factor (endof Period)                                            $100,000.00                           1.0000000
 Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                         0.6102089

 Specified Spread Account Balance (after all distributions and adjustments)                                         $12,499,916.99

 Yield Supplement Account Balance (after alldistributions and adjustment):                                           $2,120,564.15




CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            15-Sep-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (b)   A-2 Notes:                                                                                                   $16,977,701.64
         per $1,000 original principal amount:                                                                              $84.89
                                                                                                                             $0.00
         per $1,000 original principal amount:                                                                               $0.00

 (d)   A-4 Notes:                                                                                                            $0.00
         per $1,000 original principal amount:                                                                               $0.00

 (e)   B Notes:                                                                                                        $707,404.23
         per $1,000 original principal amount:                                                                              $28.30

 (f)   Total                                                                                                        $17,685,105.87

(2) Interest Paid on the Notes

 (a)  A-1 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (b)   A-2 Notes:                                                                                                      $455,092.81
         per $1,000 original principal amount:                                                                               $2.28

 (c)  A-3 Notes:                                                                                                       $677,833.33
        per $1,000 original principal amount:                                                                                $4.84

 (d)  A-4 Notes:                                                                                                       $664,983.73
        per $1,000 original principal amount:                                                                                $4.93

 (e)  B Notes:                                                                                                          $79,680.11
         per $1,000 original principal amount:                                                                               $3.19

 (f)   Total                                                                                                         $1,877,589.98

(3) Pool Balance at the end of the related Collection Period                                                       $381,380,533.03

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                         $0.00
      (ii)  A-1 Note Pool Factor:                                                                                        0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                $78,831,311.71
      (ii)  A-2 Note Pool Factor:                                                                                        0.3941566

 (c) (i)  outstanding principal amount of A-3 Notes:                                                               $140,000,000.00
      (ii)  A-3 Note Pool Factor:                                                                                        1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                               $134,794,000.00
      (ii)  A-4 Note Pool Factor:                                                                                        1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                  $15,255,221.32
      (ii)  B Note Pool Factor:                                                                                          0.6102089

 (f) (i)  Deferred Purchase Price Balance                                                                           $12,400,000.00
      (ii)  Deferred Purchase Price Pool Factor:                                                                         1.0000000

 (g) (i)  Certificate Balance                                                                                          $100,000.00
      (ii)  Certificate Pool Factor:                                                                                    1.00000000

(5)  Amount of Servicing Fee:                                                                                          $269,992.19
      per $1,000 Beginning of Collection Period:                                                                        0.93945428

(6)  Amount of Administration Fee:                                                                                         $166.67
      per $1,000 Beginning of Collection Period:                                                                        0.00057993

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                           $792,451.49

(9)  Amount in Spread Account:                                                                                      $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00

(13)  Amount in Yield Supplement Account:                                                                            $2,120,564.15

===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            15-Sep-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (b)  A-2 Notes:                                                                                                    $16,977,701.64
        per $1,000 original principal amount:                                                                               $84.89

 (c)  A-3 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (d)  A-4 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00




 (e)  B Notes:                                                                                                         $707,404.23
        per $1,000 original principal amount:                                                                               $28.30

 (f)  Deferred Purchase Price:                                                                                               $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (g)  Certificates:                                                                                                           0.00
        per $1,000 original principal amount:                                                                                $0.00

 (h)  Total:                                                                                                        $17,685,105.87

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                             $0.00
        per $1,000 original principal amount:                                                                                $0.00

 (b)  A-2 Notes:                                                                                                       $455,092.81
        per $1,000 original principal amount:                                                                                $2.28

 (c)  A-3 Notes:                                                                                                       $677,833.33
        per $1,000 original principal amount:                                                                                $4.84

 (d)  A-4 Notes:                                                                                                       $664,983.73
        per $1,000 original principal amount:                                                                                $4.93

 (e)  B Notes:                                                                                                          $79,680.11
        per $1,000 original principal amount:                                                                                $3.19

 (f)  Deferred Purchase Price:                                                                                          $61,896.67
        per $1,000 original principal amount:                                                                                $4.99

 (g)  Certificates:                                                                                                        $499.17
        per $1,000 original principal amount:                                                                                $4.99

 (h)  Total:                                                                                                         $1,939,985.82

(3)  Pool Balance at end of related Collection Period:                                                             $381,380,533.03

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                         $0.00
      (ii)  A-1 Note Pool Factor:                                                                                        0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                $78,831,311.71
      (ii)  A-2 Note Pool Factor:                                                                                        0.3941566

 (c) (i)  outstanding principal amount of A-3 Notes:                                                               $140,000,000.00
      (ii)  A-3 Note Pool Factor:                                                                                        1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                               $134,794,000.00
      (ii)  A-4 Note Pool Factor:                                                                                        1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                                  $15,255,221.32
      (ii)  C Note Pool Factor:                                                                                          0.6102089

 (f) (i)  Deferred Purchase Price Balance                                                                           $12,400,000.00
      (ii)  Certificate Pool Factor:                                                                                     1.0000000

 (g) (i)  Certificate Balance                                                                                           100,000.00
      (ii)  Certificate Pool Factor:                                                                                     1.0000000

(5)  Amount of Servicing Fee:                                                                                          $269,992.19
      per $1,000 Beginning of Collection Period:                                                                         0.9394543

(6)  Amount of Administration Fee:                                                                                         $166.67
      per $1,000 Beginning of Collection Period:                                                                         0.0005799

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                           $792,451.49

(9)  Amount in Spread Account:                                                                                      $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00

(13)  Amount in Yield Supplement Account:                                                                            $2,120,564.15

===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                            15-Sep-99

(1)  Payment of Administration Fee to Administrator:                                                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                    $1,877,589.98

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                           $17,685,105.87

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                    $61,896.67

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                         $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                           $499.17

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                             $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                             $269,992.19

(9) Release to Seller from Excess Collections over Distributions                                                             $0.00

Check for Error                                                                                                  NO ERROR
Sum of Above Distributions                                                                                       $19,895,250.55
Total Distribution Amount plus Releases to Seller                                                                $19,895,250.55
===================================================================================================================================



CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                            15-Sep-99
(1)  Total Distribution Amount:                                                                                     $19,895,250.55

(2)  Administration Fee:                                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                               $455,092.81

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                               $677,833.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                               $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                     $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                 $79,680.11

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                       $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                            $1,877,589.98
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                             0.00

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $16,977,701.64

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                            96.00

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                              $16,977,701.64

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                             0.00

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                       $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                             0.00

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                       $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                           $707,404.23

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                               4.00

(32)  B Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                   $707,404.23

(34)  Noteholders' Principal Distribution Amount:                                                                   $17,685,105.87

(35)  Noteholders' Distributable Amount:                                                                            $19,562,695.85

(36)  Deposit to Spread Account (from excess collections):                                                             $332,388.03

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                  $12,499,916.99
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                              $12,499,916.99


 (b) the Note Balance                                                                                              $368,880,533.03

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                $332,388.03

(39)  Deffered Purchase Price Interest Distribution Amount:                                                             $61,896.67

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                  $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                     0.00

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                     $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                 $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                 $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                      $61,896.67

(39)  Certificateholders' Interest Distribution Amount:                                                                    $499.17

(40)  Certificateholders' Interest Carryover Shortfall:                                                                      $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                                0.00

(42) Certificates Principal Distributable Amount applicable to current period                                                $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                            $0.00

(44)  Certificates Principal Distribution Amount:                                                                            $0.00

(45)  Certificates Distribution Amount:                                                                                    $499.17




(46)  Servicing Fee:                                                                                                    $269,992.19

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1  5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2  5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3  5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4  5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                            00-Jan-00

(47)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                     $0.00
   (b) Release of Excess Amount in Negative Carry Account                                                                    $0.00
   (b) Release of Excess Amount in Yield Supplement Account                                                                  $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                                        $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                 $399,065,638.90

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                       $0.00
           A-1 Note Pool Factor:                                                                                         0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                              $78,831,311.71
           A-2 Note Pool Factor:                                                                                         0.3941566

           Outstanding Principal Balance of A-3 Notes:                                                             $140,000,000.00
           A-3 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                             $134,794,000.00
           A-4 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of B Notes:                                                                $15,255,221.32
           B Note Pool Factor:                                                                                           0.6102089

           Outstanding Principal Balance of the Deferred Purchase Price:                                            $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                          1.0000000

           Outstanding Principal Balance of the Certificates:                                                           100,000.00
           Certificate Pool Factor:                                                                                      1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                           $792,451.49

(53)  Spread Account Balance after giving effect to all distributions:                                              $12,499,916.99



CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates
                                                                     15-Sep-99
                                                                      12:14 PM
Prepared by  Sally Nelson  (414) 636-5637                    File: us98-c3.xls


                                                 ----------------------------------------------------------------------
NPV Data Input Section                              31-Oct-98          31-Oct-98          30-Nov-98           31-Dec-98
Scheduled cash flows                             -----------------------------------------------------------------------
  as of the indicated cutoff date                     Pool 1             Pool 2             Pool 3              Pool 4
Row 0 is total delinquent amount                 (Retail) Cutoff      (LPL) Cutoff     (Retail) Cutoff          Cutoff
  valued without discounting
                                                   1,575,417.93         808,634.21         219,386.35         33,131.38
                                                  12,428,455.95       4,354,139.23       2,644,522.52        373,024.70
                                                   7,371,846.12       4,674,788.83       1,584,402.47        331,825.70
                                                   5,289,520.70       2,544,216.93       1,855,974.40        198,202.41
                                                   5,549,122.56       2,881,522.46       1,704,737.57        253,145.06
                                                   5,505,194.10       3,871,835.68       1,961,839.20        182,192.78
                                                   4,841,682.97       2,994,089.99       1,921,414.50        308,642.59
                                                   4,735,558.70       2,501,055.77       1,868,954.33        219,274.67
                                                   7,284,400.76       1,980,387.14       2,141,734.04      1,091,139.13
                                                   7,653,812.72       2,680,818.10       3,617,113.04        221,591.35
                                                  21,545,307.93       3,075,152.55       2,351,879.43      1,318,785.71
                                                  17,563,069.20       2,396,425.69      12,867,986.46      6,880,653.60
                                                  13,896,057.40       3,406,721.59       8,634,128.19      2,171,880.61
                                                   7,630,180.31       3,038,517.25       2,795,157.06        526,293.33
                                                   7,333,548.54       5,607,985.11       1,931,437.32        267,480.99
                                                   4,538,294.37       2,660,146.64       1,726,348.93        238,436.12
                                                   4,735,598.76       3,431,092.35       1,693,724.42        260,467.73
                                                   4,676,012.46       4,794,930.31       1,953,339.63        190,044.34
                                                   4,279,116.05       3,585,222.15       1,847,727.58        338,461.53
                                                   4,258,063.42       2,918,011.82       1,804,299.69        193,705.53
                                                   4,834,936.67       2,702,553.33       2,020,268.67        896,254.51
                                                   5,837,618.11       3,052,838.45       3,250,869.84        215,171.81
                                                  18,406,951.02       3,387,245.79       2,265,861.38      1,366,028.67
                                                  14,429,414.68       2,874,484.95      12,693,501.44      6,824,318.61
                                                   9,799,857.01       3,050,881.01       8,518,011.39      2,152,830.95
                                                   5,747,699.28       3,304,658.17       2,534,168.99        525,487.46
                                                   6,646,864.59       4,872,982.01       1,826,923.92        266,675.12
                                                   4,073,116.36       2,529,108.55       1,607,600.24        237,630.25
                                                   4,242,598.85       3,440,621.84       1,589,325.37        258,887.95
                                                   4,301,149.03       3,598,961.33       1,820,250.82        186,115.89
                                                   3,931,310.80       3,438,274.88       1,696,093.38        336,881.75
                                                   3,817,604.92       2,477,709.00       1,678,611.69        192,125.75
                                                   4,410,871.91       1,630,415.36       1,892,656.68        884,331.10
                                                   5,306,408.17       2,041,407.37       2,959,438.93        213,592.03
                                                  17,223,090.60       2,413,573.36       1,977,856.42      1,327,375.07
                                                  13,550,783.42       2,055,505.92      12,344,536.46      6,754,523.64
                                                   8,821,655.67       1,957,189.55       8,124,445.59      2,077,491.32
                                                   4,882,176.71       1,759,653.26       2,137,158.76        496,715.29
                                                   5,611,324.84       2,311,011.13       1,494,488.17        224,642.11
                                                   3,289,450.23       1,618,491.96       1,264,402.10        199,130.89
                                                   3,234,177.22       1,965,389.75       1,214,337.67        244,162.29
                                                   3,204,975.44       2,085,981.24       1,371,092.65        171,390.23
                                                   2,927,498.69       2,155,442.07       1,336,450.33        308,779.73
                                                   2,942,625.98       2,048,778.26       1,288,553.24        173,123.92
                                                   3,391,248.11       1,282,570.89       1,535,024.03        805,125.15
                                                   4,120,665.41       1,428,449.02       2,344,258.90        192,425.66
                                                  14,086,732.21       1,063,786.42       1,574,209.35      1,290,026.06
                                                   9,773,524.10       1,066,070.37      10,399,765.13      6,558,541.95
                                                   5,934,968.38       1,193,865.28       6,707,017.01      1,935,987.48
                                                   2,864,720.06       1,091,887.29       1,370,272.60        416,832.34
                                                   3,473,332.00       1,511,046.96         914,610.17        136,546.60
                                                   1,547,204.93         921,688.02         643,093.43        120,776.08
                                                   1,532,851.50         729,104.05         539,291.51        182,994.25
                                                   1,383,990.96       1,047,778.43         630,126.48         87,351.94
                                                   1,093,526.42       1,351,693.73         647,505.70        244,252.16
                                                   1,159,104.92       1,095,311.66         593,611.52        113,441.22
                                                   1,490,135.83         222,192.60         805,506.57        585,805.47
                                                   2,415,661.06          80,369.23       1,473,600.06        130,959.21
                                                  10,473,190.48         301,655.28         855,709.82      1,155,440.97
                                                   6,749,706.28          80,861.17       8,044,965.35      6,214,444.85
                                                   3,600,290.25          89,459.32       5,281,694.34      1,670,381.52
                                                   1,181,371.47         137,361.69         890,749.68        282,761.68
                                                   1,317,014.18           7,213.44         508,368.45         69,159.38
                                                     220,165.78          19,217.85         136,994.39         74,593.28
                                                     157,479.31           9,491.94          89,798.40         61,103.02
                                                     254,513.22         100,609.82          66,207.24         13,216.03
                                                      21,238.46          34,119.17          57,752.19         26,734.25
                                                      22,370.17         130,382.97          22,016.45          3,901.29
                                                     133,181.56                  -          37,634.02        100,576.33
                                                     118,180.66                  -         192,217.79          7,375.08
                                                     541,767.57                  -         284,885.72        563,848.78
                                                     352,439.24                  -         449,919.50        175,873.46
                                                              -                  -                  -                 -
                                                              -                  -                  -                 -
                                                              -                  -                  -                 -

Total Time Balance of Scheduled Cash Flows       393,574,995.64     142,060,038.94     183,129,817.04     65,360,521.09


                                                               ---------------------------------------------------------------
NPV Data Input Section                                           03-Sep-99        03-Sep-99        03-Sep-99        03-Sep-99
Scheduled cash flows as of the indicated cutoff date           ---------------------------------------------------------------
Row 0 is total delinquent amount valued without discounting        Pool 1           Pool 2           Pool 3           Pool 4
                                                               11,359,000.50     2,477,942.58     2,020,017.96      446,030.10
                                                               14,968,948.75     2,276,367.66     2,129,094.89      199,931.87
                                                               12,620,841.11     2,977,843.76    11,543,781.78    1,227,276.86
                                                                6,975,750.37     2,855,824.10     7,903,002.46    6,273,265.34
                                                                6,292,747.20     4,817,512.23     2,633,848.53    1,898,568.33
                                                                3,995,430.99     2,325,408.30     1,753,979.73      479,687.46
                                                                4,053,107.45     2,618,954.53     1,589,254.08      221,285.60
                                                                4,014,730.33     4,404,902.84     1,522,748.55      196,893.46
                                                                3,709,925.99     3,270,798.74     1,750,865.62      181,965.78
                                                                3,732,975.33     2,684,161.83     1,689,035.53      169,015.37
                                                                4,035,871.12     2,453,137.52     1,588,342.00      243,819.05
                                                                4,921,635.44     2,654,087.90     1,805,227.12      172,750.75
                                                               15,046,976.73     2,570,870.55     2,708,811.76      675,430.63
                                                               12,164,684.60     2,617,367.94     1,999,432.26      194,464.40
                                                                8,711,706.51     2,609,361.27    11,360,175.89    1,275,471.88
                                                                5,067,013.08     2,971,996.65     7,786,906.28    6,209,791.97
                                                                5,567,913.45     4,046,326.61     2,375,602.75    1,869,318.59
                                                                3,579,873.43     2,328,300.39     1,658,605.20      479,687.46
                                                                3,664,561.41     2,667,820.35     1,489,938.00      221,285.60
                                                                3,661,445.80     3,118,576.24     1,424,047.39      196,893.46
                                                                3,390,867.93     3,090,981.83     1,624,224.47      181,965.78
                                                                3,327,122.69     2,221,480.41     1,554,635.30      166,666.70
                                                                3,633,805.91     1,303,504.65     1,475,382.94      239,570.92
                                                                4,436,591.32     1,735,259.27     1,698,934.93      172,750.75
                                                               14,022,241.44     1,735,926.53     2,448,778.07      665,087.00
                                                               11,263,508.77     1,846,841.02     1,760,081.79      194,438.12
                                                                7,780,254.01     1,788,431.54    11,032,388.28    1,236,912.51
                                                                4,300,042.60     1,565,315.95     7,401,178.56    6,139,298.11
                                                                4,734,602.71     1,874,881.44     2,011,720.57    1,800,930.63
                                                                2,898,206.77     1,430,093.94     1,359,016.35      461,908.39
                                                                2,777,683.24     1,656,282.36     1,178,421.99      179,473.71
                                                                2,726,838.09     1,771,578.76     1,110,669.55      184,794.84
                                                                2,513,013.65     1,745,509.94     1,250,278.90      169,867.16
                                                                2,565,213.47     1,754,561.38     1,221,656.96      154,568.08
                                                                2,801,991.33     1,044,844.69     1,128,393.64      222,620.24
                                                                3,399,644.35     1,260,001.43     1,381,235.75      160,424.98
                                                               11,393,213.37       764,171.73     1,982,859.86      635,698.27
                                                                8,054,859.99       904,041.70     1,403,994.47      179,759.34
                                                                5,173,031.83       823,691.90     9,304,758.65    1,210,375.64
                                                                2,484,488.89       854,068.08     6,038,979.67    6,009,549.28
                                                                2,868,462.31     1,154,337.47     1,307,448.19    1,714,528.52
                                                                1,330,448.56       801,821.26       841,380.55      410,152.51
                                                                1,257,231.18       651,065.64       606,162.03      104,997.03
                                                                1,114,118.12       918,365.05       501,586.63      125,572.76
                                                                  913,517.63     1,261,494.19       580,233.73      122,243.76
                                                                  982,730.34       989,111.79       592,722.02       84,148.62
                                                                1,164,503.46       171,411.33       478,915.60      164,949.23
                                                                1,939,775.44        64,009.69       729,407.23      110,237.90
                                                                8,382,045.21       216,549.56     1,276,328.13      483,383.47
                                                                5,221,433.95        70,365.29       771,968.64      127,755.89
                                                                3,228,637.62        78,963.44     7,131,374.14    1,099,186.58
                                                                1,081,341.76        79,663.44     4,815,908.20    5,768,088.71
                                                                1,121,938.95         7,213.44       869,209.35    1,456,468.86
                                                                  216,942.88        19,217.85       481,559.06      282,761.68
                                                                  135,381.29         9,491.94       134,796.02       69,159.38
                                                                   85,867.63        90,113.94        84,766.14       74,593.28
                                                                   18,015.56        23,623.29        61,174.98       22,874.39
                                                                   19,147.27        30,510.00        52,714.93       13,216.03
                                                                   97,450.34             0.00        16,984.19       26,734.25
                                                                   70,524.58             0.00        33,147.29        3,901.29
                                                                  502,800.33             0.00       187,731.06       86,013.14
                                                                  240,335.37             0.00       259,115.85        7,791.05
                                                                        0.00             0.00       390,287.21      539,709.28
                                                                        0.00             0.00             0.00      156,049.91
                                                                        0.00             0.00             0.00            0.00
                                                                        0.00             0.00             0.00            0.00
                                                                        0.00             0.00             0.00            0.00
                                                                        0.00             0.00             0.00            0.00
                                                                        0.00             0.00             0.00            0.00
                                                                        0.00             0.00             0.00            0.00
                                                                        0.00             0.00             0.00            0.00
                                                                        0.00             0.00             0.00            0.00
                                                                        0.00             0.00             0.00            0.00
                                                                        0.00             0.00             0.00            0.00
                                                                        0.00             0.00             0.00            0.00
Total Time Balance of Scheduled Cash Flows                    273,815,011.73    96,556,359.15   149,305,229.65   56,254,011.93

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


                                             Settle Date       18-Nov-98
Prepared by  Sally Nelson  (414) 636-5637                       09/15/99       12:14 PM

Scheduled Payment Date                                                                                                    15-Sep-99
Actual Payment Date                                                                                                       15-Sep-99
Collection Period Begin Date                                                                                              06-Aug-99
Collection Period End Date                                      31-Oct-98      31-Oct-98    30-Nov-98    31-Dec-98        03-Sep-99
Days in accrual period (30/360)                                                                                                  30
Days in accrual period (ACT/360)                                                                                                 30

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                          $38,145,984.33

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                   $0.00
    Government obligors                                                                                                       $0.00
          Total Warranty Repurchases                                                                                          $0.00

Total Collections For The Period                                                                                     $38,145,984.33

          Pool Balance (Beg. of Collection Period)                                                                  $531,181,123.96
          Pool Balance (End of Collection Period)                                                                   $496,676,500.55

Total Receivables Collection                                                                                         $38,145,984.33
Negative Carry Withdrawls                                                                                                     $0.00
Yield Supplement Withdrawals                                                                                                  $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                                 $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                       $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                             $114,893.52
Pre-Funding Account Reinvestment Income                                                                                       $0.00

          Total Distribution Amount                                                                                  $38,260,877.85

MISCELLANEOUS DATA

      TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                           $2,500,031.55
    Scheduled Amounts 60 days or more past due                                                                        $1,438,423.55
    Net Losses on Liquidated Receivables                                                                                $249,076.11
    Number of Loans at Beginning of Period                                                                                   15,414
    Number of Loans at End of Period                                                                                         14,745
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                        $0.00

    Pre-Funding Account Reinvestment Income                                                                                   $0.00

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Actual Payment Date                                                                                                   15-Sep-99
Collection Period Begin Date                                                                                          06-Aug-99
Collection Period End Date                                                                                            03-Sep-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                $531,170,336.24
     A-1 Note Beginning Principal Balance                                                                                 $0.00
     A-2 Note Beginning Principal Balance                                                                       $223,808,327.23
     A-3 Note Beginning Principal Balance                                                                       $110,000,000.00
     A-4 Note Beginning Principal Balance                                                                       $148,350,000.00
     B Note Beginning Principal Balance                                                                          $27,887,009.01
     Deferred Purchase Price Beginning Principal Balance                                                         $21,025,000.00
     Certificate Beginning Principal Balance                                                                        $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                      $496,665,712.83
     A-1 Note Principal Balance (End of Period)                                                                           $0.00
                              A-1 Note Pool Factor (End of Period)                                                    0.0000000
     A-2 Note Principal Balance (End of Period)                                                                 $191,115,196.55
                              A-2 Note Pool Factor (End of Period)                                                    0.7644608
     A-3 Note Principal Balance (End of Period)                                                                 $110,000,000.00
                              A-3 Note Pool Factor (End of Period)                                                    1.0000000
     A-4 Note Principal Balance (End of Period)                                                                 $148,350,000.00
                              A-4 Note Pool Factor (End of Period)                                                    1.0000000
     B Note Principal Balance (End of Period)                                                                    $26,075,516.28
                              B Note Pool Factor (End of Period)                                                      0.7641177
     Deferred Purchase Price Principal Balance (End of Period)                                                   $21,025,000.00
                              Deferred Purchase Price Pool Factor (End of Period)                                     1.0000000
     Certificate Principal Balance (end of Period)                                                                  $100,000.00
                              Certificate Pool Factor (endof Period)                                                  1.0000000

Collateral Value Decline                                                                                         $34,504,623.41
     Pool Balance (Beg. of Collection Period)                                                                   $531,181,123.96
     Pool Balance (End of Collection Period)                                                                    $496,676,500.55

Total Distribution Amount (TDA)                                                                                  $38,260,877.85
     Total Collections and Investment Income for the Period                                                      $38,260,877.85
     Negative Carry Withdrawls                                                                                            $0.00
     Yield Supplement Withdrawals                                                                                         $0.00

Principal Distribution Amount  (PDA)                                                                             $34,504,623.41

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                          $34,504,623.41
     A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00
     A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                             $32,693,130.68
     A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00
     A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $0.00
     B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                $1,811,492.73
     Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                               $0.00
     Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                  $0.00

Interest Distributable Amount                                                                                     $2,476,688.07
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                   $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                           $1,023,923.10
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                             $506,000.00
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                             $693,536.25
     Noteholders' Interest Distributable Amount applicable to B Notes                                               $144,082.88
     Deferred Purchase Price Interest Distributable Amount                                                          $108,629.17
     Certificateholders'  Interest Distributable Amount                                                                 $516.67

Spread Account
     Beginning Spread Account Balance                                                                            $13,000,215.75
     Deposit to Spread Account from Pre-Funding Account                                                                   $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                         $1,388,545.54
     Distribution from Spread Account for Interest / Principal Shortfall                                                  $0.00

     Specified Spread Account Balance                                                                            $13,000,215.75
     Ending Spread Account Balance (after distributions)                                                         $13,000,215.75

Credit Enhancement                                                                                                         2.62%
     Spread account % of Ending Pool Balance                                                                               2.62%
     Overcollateralization % of Ending Pool Balance                                                                        0.00%

Scheduled Amounts 30 - 59 days past due                                                                           $2,500,031.55
                                   as % of Ending Pool Balance                                                             0.50%
Scheduled Amounts 60 days or more past due                                                                        $1,438,423.55
                                   as % of Ending Pool Balance                                                             0.29%
Net Losses on Liquidated Receivables                                                                                $249,076.11
                                   as % of Ending Pool Balance                                                            0.05%

PART III -- SERVICING CALCULATIONS                                                                         15-Sep-99

1.  SOURCES AND USES OF COLLECTION                          Pool 1             Pool 2             Pool 3              Pool 4
           ACCOUNT BALANCE                              (Retail) Cutoff      (LPL) Cutoff      (Retail) Cutoff         Cutoff
Wtd. Avg. APR                                                       8.689%             8.689%             8.577%             8.504%
Contract Value (Beg. of Collection Period),
  by origination pool
Contract Value  (End of Collection Period),
  by origination pool                                     $327,736,982.68    $120,892,288.63    $149,354,402.32     $52,027,114.09
                                                          ---------------    ---------------    ---------------     --------------
Contract Value Decline
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls
Yield Supplement Withdrawals

Total Distribution Amount (TDA)
Principal Distribution Amount (PDA)

Initial B Percentage
Unscheduled Principal (per pool)
Total Unscheduled Principal

2. CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)
A-1 Noteholders' Share of the Principal
 Distribution Amount
Preliminary A-1 Noteholders' Principal
 Distributable Amount (including One-Time
 Excess Prefund Acct. Pmt.)
One-Time Excess Prefunding Account Payment
A-1 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)

Principal Distributable Amount Remaining

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)
A-2 Noteholders' Share of the Principal
 Distribution Amount
A-2 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)

Principal Distributable Amount Remaining

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover
 Shortfall (Previous Period)
A-3 Noteholders' Share of the Principal
 Distribution Amount
A-3 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)

Principal Distributable Amount Remaining

A-4 Note Beginning Principal Balance
A-4 Noteholders' Principal Carryover
 Shortfall (Previous Period)
A-4 Noteholders' Share of the Principal
 Distribution Amount
A-4 Noteholders' Principal Distributable
 Amount (including Carryover Shortfall)

Principal Distributable Amount Remaining

B Note Beginning Principal Balance
B Noteholders' Principal Carryover Shortfall
 (Previous Period)
B Noteholders' Share of the Principal
 Distribution Amount
B Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)

Principal Distributable Amount Remaining

Deferred Purchase Price Beginning Principal Balance
Deferred Purchase Price Principal Carryover Shortfall
 (Previous Period)
Deferred Purchase Price Share of the Principal
 Distribution Amount
Deferred Purchase Price Principal Distributable Amount
 (including Carryover Shortfall)

Certificate Purchase Price Beginning Principal Balance
Certificateholders' Principal Carryover Shortfall
 (Previous Period)
Certificateholders' Share of the Principal
 Distribution Amount
Certificateholders' Principal Distributable Amount
 (including Carryover Shortfall)

Interest Accrued on Class A-1 Notes this period                    5.4200%       ACT/360
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-1 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount
 applicable to A-1 Notes

Interest Accrued on Class A-2 Notes this period                    5.4900%        30/360
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount
 applicable to A-2 Notes

Interest Accrued on Class A-3 Notes this period                    5.5200%        30/360
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-3 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount
 applicable to A-3 Notes

Interest Accrued on Class A-4 Notes this period                    5.6100%        30/360
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-4 Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount
 applicable to A-4 Notes

Interest Accrued on Class A-1, A-2, A-3 and A-4
 Notes this period
Offered Noteholders' Interest Carryover Shortfall
 (Previous Period)
Interest Due (in Arrears) on above Shortfall
Offered Noteholders' Interest Distributable Amount

Interest Accrued on Class B Notes this period                      6.2000%        30/360
Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes
Interest Due (in Arrears) on above Shortfall
Noteholders' Interest Distributable Amount
 applicable to B Notes

Interest Accrued on Deferred Purchase Price this period            6.2000%        30/360
Deferred Purchase Price Interest Carryover Shortfall
 (Previous Period)
Interest Due (in Arrears) on Above Shortfall
Deferred Purchase Price Interest Distributable Amount

Interest Accrued on Certificates this period                       6.2000%        30/360
Certificateholders' Interest Carryover Shortfall
 (Previous Period)
Interest Due (in Arrears) on Above Shortfall
Certificateholders' Interest Distributable Amount


1. SOURCES AND USES OF COLLECTION                      Pool 1              Pool 2              Pool 3              Pool 4
           ACCOUNT BALANCE
Wtd. Avg. APR                                                 8.689%             8.689%             8.577%              8.504%
Contract Value (Beg. of Collection Period),
  by origination pool                               $258,449,896.41      $87,745,455.10    $134,453,694.61      $50,532,077.84
Contract Value  (End of Collection Period),
  by origination pool                               $237,134,188.67      $85,268,244.96    $127,338,054.65      $46,936,012.27
                                                    ---------------      --------------    ---------------      --------------
Contract Value Decline                               $21,315,707.74       $2,477,210.14      $7,115,639.96       $3,596,065.57
                                                               8.25%               2.82%              5.29%               7.12%
Initial Pool Balance                              $2,657,882,157.78
Pool Balance (End of Collection Period)             $496,676,500.55

Collections and Investment Income for the period     $38,260,877.85
Negative Carry Withdrawls                                     $0.00
Yield Supplement Withdrawals                                  $0.00

Total Distribution Amount (TDA)                      $38,260,877.85
Principal Distribution Amount  (PDA)                 $34,504,623.41

Initial B Percentage                                          5.250%
Unscheduled Principal (per pool)                              $0.00               $0.00      $3,483,423.37       $2,766,799.56
Total Unscheduled Principal                           $6,250,222.93

2. CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                        34,504,623.41

A-1 Note Beginning Principal Balance                          $0.00
A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                            $0.00
A-1 Noteholders' Share of the Principal
 Distribution Amount                                           0.00%
Preliminary A-1 Noteholders' Principal
 Distributable Amount (including One-Time
 Excess Prefund Acct. Pmt.)                                   $0.00
One-Time Excess Prefunding Account Payment                    $0.00
A-1 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                              $0.00

Principal Distributable Amount Remaining             $34,504,623.41

A-2 Note Beginning Principal Balance                 $223,808,327.23
A-2 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                             $0.00
A-2 Noteholders' Share of the Principal
 Distribution Amount                                           94.75%
A-2 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                      $32,693,130.68

Principal Distributable Amount Remaining               $1,811,492.73

A-3 Note Beginning Principal Balance                 $110,000,000.00
A-3 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                             $0.00
A-3 Noteholders' Share of the Principal
 Distribution Amount                                            0.00%
A-3 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                              $0.00

Principal Distributable Amount Remaining              $1,811,492.73

A-4 Note Beginning Principal Balance                $148,350,000.00
A-4 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                            $0.00
A-4 Noteholders' Share of the Principal
 Distribution Amount                                           0.00%
A-4 Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                              $0.00

Principal Distributable Amount Remaining              $1,811,492.73

B Note Beginning Principal Balance                   $27,887,009.01
B Noteholders' Principal Carryover Shortfall
 (Previous Period)                                            $0.00
B Noteholders' Share of the Principal
 Distribution Amount                                           5.25%
B Noteholders' Principal Distributable Amount
 (including Carryover Shortfall)                      $1,811,492.73

Principal Distributable Amount Remaining                      $0.00

Deferred Purchase Price Beginning
 Principal Balance                                   $21,025,000.00
Deferred Purchase Price Principal Carryover
 Shortfall (Previous Period)                                  $0.00
Deferred Purchase Price Share of the Principal
 Distribution Amount                                           0.00%
Deferred Purchase Price Principal Distributable
 Amount (including Carryover Shortfall)                       $0.00

Certificate Purchase Price Beginning
 Principal Balance                                      $100,000.00
Certificateholders' Principal Carryover
 Shortfall (Previous Period)                                  $0.00
Certificateholders' Share of the Principal
 Distribution Amount                                           0.00%
Certificateholders' Principal Distributable
 Amount (including Carryover Shortfall)                       $0.00

Interest Accrued on Class A-1 Notes this period               $0.00
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-1 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Noteholders' Interest Distributable Amount
 applicable to A-1 Notes                                      $0.00

Interest Accrued on Class A-2 Notes this period       $1,023,923.10
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Noteholders' Interest Distributable Amount
 applicable to A-2 Notes                              $1,023,923.10

Interest Accrued on Class A-3 Notes this period         $506,000.00
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-3 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Noteholders' Interest Distributable Amount
 applicable to A-3 Notes                                $506,000.00

Interest Accrued on Class A-4 Notes this period         $693,536.25
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-4 Notes                    $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Noteholders' Interest Distributable Amount
 applicable to A-4 Notes                                $693,536.25

Interest Accrued on Class A-1, A-2, A-3 and
 A-4 Notes this period                                $2,223,459.35
Offered Noteholders' Interest Carryover
 Shortfall (Previous Period)                                  $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Offered Noteholders' Interest                         $2,223,459.35
 Distributable Amount

Interest Accrued on Class B Notes this period           $144,082.88
Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                      $0.00
Interest Due (in Arrears) on above Shortfall                  $0.00
Noteholders' Interest Distributable Amount
 applicable to B Notes                                  $144,082.88

Interest Accrued on Deferred Purchase Price
 this period                                            $108,629.17
Deferred Purchase Price Interest Carryover
 Shortfall (Previous Period)                                  $0.00
Interest Due (in Arrears) on Above Shortfall                  $0.00
Deferred Purchase Price Interest
 Distributable Amount                                   $108,629.17

Interest Accrued on Certificates this period                $516.67
Certificateholders' Interest Carryover Shortfall
 (Previous Period)                                            $0.00
Interest Due (in Arrears) on Above Shortfall                  $0.00
Certificateholders' Interest Distributable Amount           $516.67

3. ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                 $38,260,877.85

Administration Fee Shortfall (Previous Period)                                                              $0.00
Administration Fee Accrued during this Period                     $500.00 per quarter                     $166.67
Administration Fee Paid this Period from TDA                                                              $166.67
Administration Fee Shortfall                                                                                $0.00

Total Distribution Amount Remaining                                                                $38,260,711.18

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                                $0.00
Interest Accrued on Class A-1 Notes this period                                                             $0.00
Noteholders' Interest applicable to A-1 Notes Paid
 this Period from TDA                                                                                       $0.00
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                                                   $0.00

Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                                $0.00
Interest Accrued on Class A-2 Notes this period                                                     $1,023,923.10
Noteholders' Interest applicable to A-2 Notes Paid
 this Period from TDA                                                                               $1,023,923.10
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                                                   $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-3 Notes                                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                $0.00
Interest Accrued on Class A-3 Notes this period                                                       $506,000.00
Noteholders' Interest applicable to A-3 Notes
 Paid this Period from TDA                                                                            $506,000.00
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                                                   $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-4 Notes                                                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                $0.00
Interest Accrued on Class A-4 Notes this period                                                       $693,536.25
Noteholders' Interest applicable to A-4 Notes
 Paid this Period from TDA                                                                            $693,536.25
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                                                   $0.00

Offered Noteholders' Interest Carryover Shortfall
 (Previous Period)                                                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes
 this period                                                                                        $2,223,459.35
Offered Noteholders' Interest Paid this Period from TDA                                             $2,223,459.35
Preliminary A Noteholders' Interest Carryover Shortfall
 (Current Period)                                                                                           $0.00

Total Distribution Amount Remaining                                                                $36,037,251.83

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to B Notes                                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                                $0.00
Interest Accrued on B Notes this period                                                               $144,082.88
Noteholders' Interest applicable to B Notes Paid
 this Period from TDA                                                                                 $144,082.88
Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                                                     $0.00

Total Distribution Amount Remaining                                                                $35,893,168.95

A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                                                          $0.00
A-1 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                                                             $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                               $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                           $0.00

Total Distribution Amount Remaining                                                                $35,893,168.95

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
A-2 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                                                    $32,693,130.68
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                      $32,693,130.68
Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                           $0.00

Total Distribution Amount Remaining                                                                 $3,200,038.27

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
A-3 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                                                             $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                               $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                           $0.00

Total Distribution Amount Remaining                                                                 $3,200,038.27

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
A-4 Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                                                             $0.00
A-4 Noteholders' Principal Distributable Amount
 Paid from TDA                                                                                              $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                           $0.00

Total Distribution Amount Remaining                                                                 $3,200,038.27

B Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                                                          $0.00
B Noteholders' Monthly Principal Distributable Amount
 (including Caryover Shortfall)                                                                     $1,811,492.73
B Noteholders' Principal Distributable Amount Paid from TDA                                         $1,811,492.73
Preliminary B Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                           $0.00

Total Excess Distribution Amount Remaining                                                          $1,388,545.54

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                       $0.00

New Collateral Purchased                                                                                    $0.00
Deposit to Spread Account                                         2.00%                                     $0.00
Deposit to Yield Supplement Account                                                                         $0.00
Payment to Seller                                                                                           $0.00
Payment to Class A-1 after Funding is Complete                                                              $0.00

Ending Pre-Funding Account Balance                                                                          $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                               $0.00

Adjusted Ending Pre-Funding Account Balance                                                                 $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                    $0.00
Negative Carry                                                                                           3.052000%
Number of Days Remaining                                          177 days                                 0 days

Pre-Funded Percentage                                                                                       0.000%
Negative Carry Withdrawls                                                                                   $0.00
Cumulative Negative Carry Withdrawls                                                                  $593,232.45
Maximum Negative Carry Amount                                                                               $0.00
Required Negative Carry Account Balance                                                                     $0.00
Interim Ending Negative Carry Account Balance                                                               $0.00
Negative Carry Amount Released to Seller                                                                    $0.00

Ending Negative Carry Account Balance                                                                       $0.00

6.  Reconcilation of Yield Supplement Account

Beginning Yield Supplement Account Balance                                                            $513,057.49
Deposit to Yield Supplement Account from Pre-Funding Account                                                $0.00
Receivables Percentage                                                                                     100.00%
Withdrawal of Yield Supplement Amount                                                                       $0.00
Maximum Yield Supplement Amount                                                                       $513,057.49
Required Yield Supplement Amount                                                                      $513,057.49
Interim Yield Supplement Account Balance                                                              $513,057.49
Yield Supplement Amount Released to Seller                                                                  $0.00

Ending Yield Supplement Account Balance                                                               $513,057.49

7.  Distributions from Spread Account

Beginning Spread Account Balance                                                                   $13,000,215.75
Deposit to Spread Account from Pre-Funding Account                                                          $0.00
Deposit to Spread Account from Excess
 Collections over Distributions                                                                     $1,388,545.54
Distribution from Spread Account to Noteholders' Distr. Account                                             $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                                                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                                                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                                                   $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                                                   $0.00

Adj to Preliminary Noteholders' Interest Carryover
 Shortfall (Current Period) applicable to B Notes                                                            $0.00

Remaining Distributed Spread Account Amount to
 Noteholders' Distr. Account                                                                                 $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                                  $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                                  $0.00
Adj to Preliminary A-3 Noteholders' Principal
 Carryover Shortfall (Current Period)                                                                        $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                                  $0.00

Remaining Distributed Spread Account Amount to
 Noteholders' Distr. Account                                                                                 $0.00
Adj to Preliminary B Noteholders' Principal Carryover
 Shortfall (Current Period)                                                                                  $0.00

Preliminary Spread Account Balance Remaining                                                        $14,388,761.29

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                             $442,423.58
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                        NO
12*(Realized Losses during Collection Period + Repos at end
 of Collection Period)                                                                               $2,988,913.32
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg.
 Pool Balance?                                                                                   NO
60 day or > Delinquent Scheduled Amounts                                                             $1,438,423.55
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                    NO
Are any of the three conditions "YES"?                                                           NO

Preliminary A-1 Note Principal Balance (End of Period)                                                       $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                             $191,115,196.55
Preliminary A-3 Note Principal Balance (End of Period)                                             $110,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                             $148,350,000.00
Preliminary B Note Principal Balance (End of Period)                                                $26,075,516.28
Preliminary Total Principal Balance of Notes
  (End of Period)                                                                                  $475,540,712.83

Specified Spread Account Balance                                                                     13,000,215.75
Lesser of:
(a) 2.00% of the Initial Pool Balance                          2.00%                                 13,000,215.75

(b) the Note Balance                                                                                475,540,712.83

Preliminary Spread Account Balance Remaining                                                        $14,388,761.29
Preliminary Excess Amount in Spread Account                                                          $1,388,545.54
Preliminary Shortfall Amount in Spread Account                                                               $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                   $0.00

Spread Account Excess                                                                                $1,388,545.54

Ending Spread Account Balance (after distributions)                                                 $13,000,215.75
Net Change in Spread Account Balance                                                                         $0.00

Total Excess Distribution Amount Remaining                                                           $1,388,545.54

Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                                 $0.00
Interest Accrued on Deferred Purchase Price this period                                                $108,629.17
Deferred Purchase Price Interest Paid from Excess Distribution                                         $108,629.17
Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                            $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                           $0.00
Interest Due (in Arrears) on Above Shortfall                                                                 $0.00
Interest Accrued on Certificates this period                                                               $516.67
Certificateholders' Interest Paid from Excess Distribution                                                 $516.67
Certificateholders' Interest Carryover Shortfall (Current Period)                                            $0.00

Total Excess Distribution Amount Remaining                                                           $1,279,399.70

Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                      $0.00
Deferred Purchase Price Principal Distributable Amount current period
 (including Carryover Shortfall)                                                                             $0.00
Deferred Purchase Price Principal Distributable Amount Paid from Fixed and
 Floating Rate Excess Distrbution                                                                            $0.00
Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                           $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
Certificateholders' Principal Distributable Amount current period
 (including Carryover Shortfall)                                                                             $0.00
Certificateholders' Principal Distributable Amount Paid from
 Fixed and Floating Rate Excess Distrbution                                                                  $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                               $0.00

Total Excess Distribution Amount Remaining                                                           $1,279,399.70

Servicing Fee Shortfall (Previous Period)                                                                    $0.00
Servicing Fees Accrued during this Period                      1.00%                                   $442,650.94
Adjustment to Servicing Fee                                                                                  $0.00
Adjustment to Excess Distribution Amount Remaining                                                           $0.00
Servicing Fees Paid this Period from Excess Distribution                                               $442,650.94
Servicing Fee Shortfall                                                                                      $0.00

Total Excess Distribution Amount Remaining                                                             $836,748.76

8.  Ending Balances

Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                                                    $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                                                    $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                                                    $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                                                    $0.00
Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                                                      $0.00
A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                            $0.00
A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                            $0.00
A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                            $0.00
A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                            $0.00
B Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                            $0.00
Deferred Purchase Price Interest Carryover Shortfall
 (Current Period)                                                                                            $0.00
Deferred Purchase Price Principal Carryover Shortfall
 (Current Period)                                                                                            $0.00
Certificateholders' Interest Carryover Shortfall
 (Current Period)                                                                                            $0.00
Certificateholders' Principal Carryover Shortfall
 (Current Period)                                                                                            $0.00

A-1 Note Principal Balance (End of Period)                                                                   $0.00
A-2 Note Principal Balance (End of Period)                                                         $191,115,196.55
A-3 Note Principal Balance (End of Period)                                                         $110,000,000.00
A-4 Note Principal Balance (End of Period)                                                         $148,350,000.00
B Note Principal Balance (End of Period)                                                            $26,075,516.28
Deferred Purchase Price Principal Balance (End of Period)                                           $21,025,000.00
Certificate Principal Balance (end of Period)                                                          $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price and
 Certificates (End of Period)                                                                      $496,665,712.83

A-1 Note Pool Factor (End of Period)                            $86,400,000.00                           0.0000000
A-2 Note Pool Factor (End of Period)                           $250,000,000.00                           0.7644608
A-3 Note Pool Factor (End of Period)                           $110,000,000.00                           1.0000000
A-4 Note Pool Factor (End of Period)                           $148,350,000.00                           1.0000000
B Note Pool Factor (End of Period)                              $34,125,000.00                      $21,025,000.00
Deferred Purchase Price Pool Factor (End of Period)             $21,025,000.00                           1.0000000
Certificate Pool Factor (end of Period)                            $100,000.00                           1.0000000
Total Notes, Deferred Purchase Price & Certificates
 Pool Factor (End of Period)                                                                             0.7641011

Specified Spread Account Balance
 (after all distributions and adjustments)                                                          $13,000,215.75

Yield Supplement Account Balance
 (after alldistributions and adjustment):                                                              $513,057.49

===============================================================================
CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                           15-Sep-99
(1)  Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                        $0.00
          per $1,000 original principal amount:                             $0.00

     (b)  A-2 Notes:                                              $ 32,693,130.68
          per $1,000 original principal amount:                             $0.00
          per $1,000 original principal amount:                             $0.00

     (c)  A-3 Notes:                                                        $0.00
          per $1,000 original principal amount:                             $0.00

     (d)  A-4 Notes:                                                        $0.00
          per $1,000 original principal amount:                             $0.00

     (e)  B Notes:                                                $  1,811,492.73
          per $1,000 original principal amount:                   $         53.08

     (f)  Total                                                   $ 34,504,623.41

(2) Interest Paid on the Notes

     (a)  A-1 Notes:                                                        $0.00
          per $1,000 original principal amount:                             $0.00

     (b)  A-2 Notes:                                              $  1,023,923.10
          per $1,000 original principal amount:                   $          4.10

     (c)  A-3 Notes:                                              $    506,000.00
          per $1,000 original principal amount:                   $          4.60

     (d)  A-4 Notes:                                              $    693,536.25
          per $1,000 original principal amount:                   $          4.68

     (e)  B Notes:                                                $    144,082.88
          per $1,000 original principal amount:                   $          4.22

     (f)  Total                                                   $  2,367,542.23

(3)  Pool Balance at the end of the related Collection Period     $496,676,500.55

(4)  After giving effect to distributions on current Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                    $0.00
        (ii)  A-1 Note Pool Factor:                                     0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:          $191,115,196.55
        (ii)  A-2 Note Pool Factor:                                     0.7644608

     (c) (i)  outstanding principal amount of A-3 Notes:          $110,000,000.00
        (ii)  A-3 Note Pool Factor:                                     1.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:          $148,350,000.00
        (ii)  A-4 Note Pool Factor:                                     1.0000000

     (e) (i)  outstanding principal amount of B Notes:            $ 26,075,516.28
        (ii)  B Note Pool Factor:                                       0.7641177

     (f) (i)  Deferred Purchase Price Balance                     $ 21,025,000.00
        (ii)  Deferred Purchase Price Pool Factor:                      1.0000000

     (g) (i)  Certificate Balance                                 $    100,000.00
        (ii)  Certificate Pool Factor:                                 1.00000000

(5)  Amount of Servicing Fee:                                     $    442,650.94
       per $1,000 Beginning of Collection Period:                      1.71271470

(6)  Amount of Administration Fee:                                $        166.67
       per $1,000 Beginning of Collection Period:                      0.00064487

(7)  Aggregate Purchase Amounts for Collection Period:                      $0.00

(8)  Aggregate amount of Realized Losses for the Collection
       Period:                                                    $    249,076.11

(9)  Amount in Spread Account:                                    $ 13,000,215.75

(10)  Amount in Pre-Funding Account:                                        $0.00

(11)  For the Final payment date with respect to the
       Funding Period, the Remaining Pre-Funded Amount                         NA

(12)  Amount in Negative Carry Account:                                     $0.00

(13)  Amount in Yield Supplement Account:                         $    513,057.49

===============================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                           15-Sep-99
(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                        $0.00
          per $1,000 original principal amount:                             $0.00

     (b)  A-2 Notes:                                              $ 32,693,130.68
          per $1,000 original principal amount:                   $        130.77

     (c)  A-3 Notes:                                                        $0.00
          per $1,000 original principal amount:                             $0.00

     (d)  A-4 Notes:                                                        $0.00
          per $1,000 original principal amount:                             $0.00

     (e)  B Notes:                                                $  1,811,492.73
          per $1,000 original principal amount:                   $         53.08

     (f)  Deferred Purchase Price:                                          $0.00
          per $1,000 original principal amount:                             $0.00

     (g)  Certificates:                                                      0.00
          per $1,000 original principal amount:                             $0.00

     (h)  Total:                                                  $ 34,504,623.41

(2)   Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                        $0.00
          per $1,000 original principal amount:                             $0.00

     (b)  A-2 Notes:                                              $  1,023,923.10
          per $1,000 original principal amount:                   $          4.10

     (c)  A-3 Notes:                                              $    506,000.00
          per $1,000 original principal amount:                   $          4.60

     (d)  A-4 Notes:                                              $    693,536.25
          per $1,000 original principal amount:                   $          4.68

     (e)  B Notes:                                                $    144,082.88
          per $1,000 original principal amount:                   $          4.22

     (f)  Deferred Purchase Price:                                $    108,629.17
          per $1,000 original principal amount:                   $          5.17

     (g)  Certificates:                                           $        516.67
          per $1,000 original principal amount:                   $          5.17

     (h)  Total:                                                    $2,476,688.07

(3)  Pool Balance at end of related Collection Period:            $496,676,500.55

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                    $0.00
        (ii)  A-1 Note Pool Factor:                                     0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:          $191,115,196.55
        (ii)  A-2 Note Pool Factor:                                     0.7644608

     (c) (i)  outstanding principal amount of A-3 Notes:          $110,000,000.00
        (ii)  A-3 Note Pool Factor:                                     1.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:          $148,350,000.00
        (ii)  A-4 Note Pool Factor:                                     1.0000000

     (e) (i)  outstanding principal amount of B Notes:             $26,075,516.28
        (ii)  C Note Pool Factor:                                       0.7641177

     (f) (i)  Deferred Purchase Price Balance                      $21,025,000.00
        (ii)  Certificate Pool Factor:                                  1.0000000

     (g) (i)  Certificate Balance                                      100,000.00
        (ii)  Certificate Pool Factor:                                  1.0000000

(5)  Amount of Servicing Fee:                                         $442,650.94
     per $1,000 Beginning of Collection Period:                         1.7127147

(6)  Amount of Administration Fee:                                        $166.67
     per $1,000 Beginning of Collection Period:                         0.0006449

(7)  Aggregate Purchase Amounts for Collection Period:                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                          $249,076.11

(9)  Amount in Spread Account:                                     $13,000,215.75

(10)  Amount in Pre-Funding Account:                                        $0.00

(11)  For the Final payment date with respect to the Funding Period,           NA
       the NA Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                     $0.00

(13)  Amount in Yield Supplement Account:                             $513,057.49

===============================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                       15-Sep-99

(1)  Payment of Administration Fee to Administrator:                                                                  $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                               $2,367,542.23

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                      $34,504,623.41

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                              $108,629.17

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                    $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                      $516.67

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                        $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                        $442,650.94

(9) Release to Seller from Excess Collections over Distributions                                                  $836,748.76

Check for Error                                            NO ERROR
Sum of Above Distributions                                $38,260,877.85
Total Distribution Amount plus Releases to Seller         $38,260,877.85

==============================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                             15-Sep-99
(1)  Total Distribution Amount:                                                                                      $38,260,877.85

(2)  Administration Fee:                                                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                      $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                              $1,023,923.10

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                $506,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                       $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                                $693,536.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                 $144,082.88

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                        $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                             $2,367,542.23
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                              0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                        $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                       $32,693,130.68

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                             94.75%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                               $32,693,130.68

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                              0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                        $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                              0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                        $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                          $1,811,492.73

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                                6.25%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                  $1,811,492.73

(34)  Noteholders' Principal Distribution Amount:                                                                    $34,504,623.41

(35)  Noteholders' Distributable Amount:                                                                             $36,872,165.64


(36)  Deposit to Spread Account (from excess collections):                                                            $1,388,545.54

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $13,000,215.75
          The Lesser of:

          (a) 2.00% of the Initial Pool Balance                                                                      $13,000,215.75


          (b) the Note Balance                                                                                      $475,540,712.83

(38)  Spread Account Balance over the Specified Spread Account Balance:                                               $1,388,545.54

(39)  Deffered Purchase Price Interest Distribution Amount:                                                             $108,629.17

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                   $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                      0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                      $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                  $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                  $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                      $108,629.17

(39)  Certificateholders' Interest Distribution Amount:                                                                     $516.67

(40)  Certificateholders' Interest Carryover Shortfall:                                                                       $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                                 0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                                 $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                             $0.00

(44)  Certificates Principal Distribution Amount:                                                                             $0.00

(45)  Certificates Distribution Amount:                                                                                     $516.67

(46)  Servicing Fee:                                                                                                    $442,650.94
===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                             00-Jan-00

(47)  Excess Amounts Distributed To Seller:
          (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                         $836,748.76
          (b) Release of Excess Amount in Negative Carry Account                                                              $0.00
          (b) Release of Excess Amount in Yield Supplement Account                                                            $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
          into the Note Distribution Account                                                                                  $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                  $531,181,123.96

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                        $0.00
           A-1 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                              $191,115,196.55
           A-2 Note Pool Factor:                                                                                          0.7644608

           Outstanding Principal Balance of A-3 Notes:                                                              $110,000,000.00
           A-3 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                              $148,350,000.00
           A-4 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of B Notes:                                                                 $26,075,516.28
           B Note Pool Factor:                                                                                            0.7641177

           Outstanding Principal Balance of the Deferred Purchase Price:                                             $21,025,000.00
           Deferred Purchase Price Pool Factor:                                                                           1.0000000

           Outstanding Principal Balance of the Certificates:                                                            100,000.00
           Certificate Pool Factor:                                                                                       1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                            $249,076.11

(53)  Spread Account Balance after giving effect to all distributions:                                               $13,000,215.75

                                                      15-Sep-99

Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1998-C

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1998-C is provided to Moody's for the following collection period.



          Pool Balance on                                                                                       06-Aug-99
                                                                                                          $531,181,123.96
          Pool Balance on                                                                                       03-Sep-99
                                                                                                          $496,676,500.55

          Realized Losses during collection period:                                                           $249,076.11

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                                     $1,438,423.55

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                                      $0.00

Total Collections During the Collection Period:                                                            $38,260,877.85



Sincerely,




Ralph Than
Case Credit Corporation

===============================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates


Prepared by  Lisa Sorenson (414)636-6184


                                                           -------------------------------------------------------
NPV Data Input Section                                              03-Sep-99        03-Sep-99           03-Sep-99
Scheduled cash flows as of the                             Pool 1A (Retail)     Pool 1B (FPL)   Pool 1C (Forestry)
                                                           -------------------------------------------------------
                                                                 3,284,059.15     1,009,164.44          587,040.57
                                                                 4,261,062.93     1,354,157.95          541,141.71
                                                                 5,527,724.00     1,338,151.09          536,110.47
                                                                13,142,888.51     1,354,817.45          525,339.59
                                                                19,799,935.00     1,397,946.78          519,061.02
                                                                12,618,015.76     1,253,568.72          493,556.92
                                                                 6,196,800.75     1,406,893.69          500,957.55
                                                                 4,025,398.88     1,150,052.13          488,402.64
                                                                 3,807,187.87     1,182,760.09          493,514.94
                                                                 3,945,674.50     1,091,790.68          493,514.94
                                                                 4,455,925.75     1,152,604.57          516,492.00
                                                                 4,482,268.43     1,095,198.73          511,588.61
                                                                 5,383,332.48     1,104,817.53          511,588.55
                                                                 4,058,264.56     1,117,826.32          508,982.18
                                                                 5,279,016.45     1,090,302.69          508,982.18
                                                                12,888,637.45     1,304,311.67          508,982.18
                                                                20,512,108.67     1,149,319.20          505,771.85
                                                                12,223,968.33       958,741.30          478,561.05
                                                                 5,806,304.16     1,128,358.66          479,806.85
                                                                 3,634,665.56       957,387.36          470,089.94
                                                                 3,427,942.47       976,038.73          475,202.24
                                                                 3,517,831.00       902,992.22          475,202.24
                                                                 3,983,428.84       998,147.95          497,479.65
                                                                 4,142,192.09       976,670.07          496,023.55
                                                                 4,868,220.24       901,283.70          488,757.25
                                                                 3,643,113.65       946,721.08          486,863.95
                                                                 4,833,168.63       933,840.88          485,431.30
                                                                12,357,136.13       919,234.98          482,366.97
                                                                20,097,810.97     1,011,458.06          458,473.85
                                                                11,663,879.32       775,058.06          406,593.66
                                                                 5,135,459.10       894,999.43          386,966.44
                                                                 2,922,870.04       792,655.58          359,354.94
                                                                 2,670,256.90       821,692.05          364,467.24
                                                                 2,760,727.19       747,370.11          363,213.77
                                                                 3,071,185.99       811,795.97          372,995.55
                                                                 3,200,411.65       774,288.20          366,870.53
                                                                 3,703,776.47       694,091.08          354,210.21
                                                                 2,862,895.79       690,490.81          352,370.46
                                                                 3,966,842.21       660,555.07          352,370.46
                                                                10,321,520.95       582,007.94          348,627.42
                                                                15,747,625.04       635,055.86          293,994.52
                                                                 8,318,562.43       438,432.54          214,320.13
                                                                 3,379,009.38       477,156.38           96,944.44
                                                                 1,309,120.66       444,056.03           41,335.61
                                                                 1,077,913.40       438,609.12           41,821.30
                                                                 1,150,531.28       395,153.19           41,721.30
                                                                 1,368,790.67       458,989.37           61,201.43
                                                                 1,440,599.41       374,313.97           58,381.15
                                                                 1,999,802.19       369,319.12           51,972.71
                                                                 1,191,880.85       313,081.92           51,972.71
                                                                 2,095,676.16       286,019.27           51,972.71
                                                                 7,312,788.71       155,535.88           45,254.55
                                                                12,248,720.42       151,535.99           41,587.98
                                                                 5,597,488.84        65,330.68           36,804.20
                                                                 1,339,628.99        54,876.61           20,038.82
                                                                   170,333.13         6,166.33            2,982.37
                                                                    67,305.00         6,166.33                0.00
                                                                   123,276.31         6,166.33                0.00
                                                                    84,122.41        37,471.47                0.00
                                                                   163,977.41        13,429.95                0.00
                                                                   150,169.54        10,397.43                0.00
                                                                    27,411.04         5,471.48                0.00
                                                                   574,623.17        14,656.36                0.00
                                                                 1,179,890.14        19,292.98                0.00
                                                                 2,181,003.39        23,359.07                0.00
                                                                   378,518.29         1,859.80                0.00
                                                                         0.00             0.00                0.00
                                                                         0.00             0.00                0.00
                                                                         0.00             0.00                0.00
                                                                         0.00             0.00                0.00
                                                                         0.00             0.00                0.00
                                                                         0.00             0.00                0.00
                                                                         0.00             0.00                0.00
                                                                         0.00             0.00                0.00
                                                           -------------------------------------------------------



Total Time Balance of Scheduled Cash Flows                     339,162,677.08    45,611,466.48       19,705,633.35


Prepared by Lisa Sorenson (414)636-6184

                                            ----------------------------------------------------------------
NPV Data Input Section                      03-Sep-99         03-Sep-99         03-Sep-99     03-Sep-99
Scheduled cash flows as of the               Pool 2            Pool 3            Pool 4         Pool 5
                                            ----------------------------------------------------------------
                                               965,214.88        771,186.23        820,020.45     203,679.51
                                             1,904,121.63      2,285,702.26      1,810,739.26     409,935,15
                                             1,872,685.73      2,226,778.93      2,053,830.59     419,946.90
                                             2,221,689.51      2,296,775.13      2,391,794.31     476,066.36
                                             2,302,366.38      2,728,863.21      2,457,838.22     596,823.36
                                             2,612,629.32      2,168,704.31      1,807,589.34     419,804.56
                                             7,839,175.92      2,458,882.51      1,801,976.20     372,795.88
                                             5,147,309.45      7,902,828.12      2,412,201.94     503,965.76
                                             1,690,336.80      5,547,782.36      5,852,640.59     474,473.64
                                             1,519,029.91      1,764,273.73      3,775,803.64   1,183,377.76
                                             1,586,614.17      1,899,293.69      1,661,351.91   1,151,236.95
                                             1,680,884.07      1,921,385.32      1,998,452.71     437,917,22
                                             1,914,650.48      1,948,166.07      2,293,739.16     447,433,82
                                             1,792,451.76      2,188,965.82      1,801,174.02     375,428.96
                                             1,834,194.56      2,192,481.89      2,040,823.26     440,171.86
                                             2,137,615.44      2,276,728.07      2,357,177.54     442,352.89
                                             2,350,413.94      2,743,726.37      2,431,014.12     612,334.07
                                             2,554,004.17      2,107,733.92      1,784,345.15     412,672.36
                                             7,682,774.98      2,411,158.08      1,773,468.07     361,860.59
                                             4,948,194.20      7,822,096.76      2,383,564.13     490,580.12
                                             1,673,228.12      5,412,657.71      5,701,706.88     461,879.87
                                             1,406,417.99      1,659,663.50      3,697,706.51   1,176,517.73
                                             1,459,521.74      1,795,658.34      1,581,072.15   1,100,392.02
                                             1,528,013.90      1,808,317.90      1,934,829.60     419,622.36
                                             1,773,380.03      1,832,766.71      2,218,610.43     428,931.71
                                             1,678,156.71      2,077,130.23      1,733,393.37     349,984.55
                                             1,729,733.96      2,018,415.68      1,965,002.52     416,920.22
                                             1,924,200.96      2,161,643.79      2,264,587.52     424,078.04
                                             2,262,643.54      2,628,921.93      2,363,459.50     588,104.75
                                             2,470,038.94      1,973,180.57      1,707,602.17     366,505.78
                                             7,529,358.50      2,322,099.54      1,695,204.84     342,768.80
                                             4,635,485.00      7,618,042.53      2,320,414.15     468,881.73
                                             1,362,106.01      5,126,124.89      5,830,868.28     442,653.63
                                             1,115,388.79      1,335,982.40      3,518,390.90   1,122,293.07
                                             1,173,761.60      1,434,274.15      1,373,701.20   1,034,342.34
                                             1,228,925.50      1,420,782.48      1,683,103.90     365,337.35
                                             1,442,015.60      1,455,624.58      1,945,675.61     363,598.01
                                             1,367,013.11      1,636,735.20      1,479,914.06     291,656.88
                                             1,468,786.14      1,555,971.32      1,695,153.81     354,092.11
                                             1,602,646.37      1,692,874.91      1,944,017.30     334,674.95
                                             1,624,862.05      2,172,706.73      2,074,497.75     473,387.54
                                             2,038,887.70      1,600,133.98      1,451,651.83     298,863.52
                                             5,361,661.67      1,761,918.99      1,381,060.07     263,069.16
                                             3,110,584.41      5,309,273.42      1,959,549.66     395,519.86
                                               585,964.57      3,157,850.95      4,640,996.68     359,545.50
                                               353,951.86        505,614.60      2,717,378.27     819,406.62
                                               424,524.92        571,181.55        676,596.84     688,493.20
                                               456,906.30        576,958.09        891,999.18     191,728.55
                                               620,545.05        656,431.83      1,074,662.93     194,833.66
                                               542,431.02        789,877.84        725,613.08     128,064.20
                                               536,044.47        683,239.23        852,127.04     188,322.71
                                               620,597.30        800,622.48      1,150,353.74     158,240.19
                                               828,798.47      1,126,751.46      1,199,190.75     340,587.25
                                             1,100,487.94        733,633.31        727,312.02     147,643.26
                                             3,536,401.57        889,810.06        694,145.06     113,795.89
                                             1,717,616.97      3,165,382.40      1,100,063.03     170,605.14
                                               145,925.55      1,633,755.61      3,410,493.48     190,114.79
                                                23,894.07         52,272.77      1,404,595.66     568,089.04
                                                29,302.94         43,551.04         95,223.58     374,610.09
                                                34,339.34         28,884.69        127,832.16      27,201.03
                                                20,739.44        109,805.78        264,794.79      37,967.97
                                                10,862.76         84,013.51         73,501.68       1,227.75
                                                44,465.13         15,047.44        104,641.14      29,142.93
                                                46,607.70         24,894.99        270,999.79       6,021.59
                                               195,632.91        128,814.01        106,826.20      71,460.23
                                               380,311.21         58,578.67         49,409.61         651.02
                                               234,203.52        269,431.51         25,280.22      19,603.43
                                                     0.00        239,441.07        321,754.71       1,227.75
                                                     0.00              0.00        354,889.85      15,675.09
                                                     0.00              0.00              0.00      51,763.67
                                                     0.00              0.00              0.00           0.00
                                                     0.00              0.00              0.00           0.00
                                                     0.00              0.00              0.00           0.00
                                                     0.00              0.00              0.00           0.00
------------------------------------------------------------------------------------------------------------
Total Time Balance of
Scheduled Cash Flows                       122,013,730.65     133,820,59.15    124,291,400.11  27,412,956.25

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates


Prepared by  Lisa Sorenson (414)636-6184

Scheduled Payment Date                                                                                               15-Sep-99
Actual Payment Date                                                                                                  15-Sep-99
Collection Period Begin Date                                                                                         06-Aug-99
Collection Period End Date                                                                                           03-Sep-99
Days in accrual period (30/360)                                                                                             30
Days in accrual period (ACT/360)                                                                                            30

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                     $28,960,475.26

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                              $0.00
    Government obligors                                                                                                  $0.00
          Total Warranty Repurchases                                                                                     $0.00

Total Collections For The Period                                                                                $28,960,475.26

Total Collection                                                                                                $28,960,475.26
Negative Carry Withdrawls                                                                                                $0.00
Yield Supplement Withdrawals                                                                                             $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))                               $131,513.59
Pre-Funding Account Reinvestment Income                                                                                  $0.00

 Total Distribution Amount                                                                                      $29,091,988.85

MISCELLANEOUS DATA

TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                      $1,534,377.19
    Scheduled Amounts 60 days or more past due                                                                     $576,226.26
    Net Losses on Liquidated Receivables                                                                            $39,350.15
    Number of Loans at Beginning of Period                                                                              21,848
    Number of Loans at End of Period                                                                                    21,456
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                             $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                   $0.00

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Actual Payment Date                                                                                                  15-Sep-99
Collection Period Begin Date                                                                                         06-Aug-99
Collection Period End Date                                                                                           03-Sep-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                        $713,936,935.04
 A-1 Note Beginning Principal Balance                                                                           $16,929,426.40
 A-2 Note Beginning Principal Balance                                                                          $294,000,000.00
 A-3 Note Beginning Principal Balance                                                                          $137,000,000.00
 A-4 Note Beginning Principal Balance                                                                          $221,950,000.00
 B Note Beginning Principal Balance                                                                             $28,557,508.64
 Certificate Beginning Principal Balance                                                                        $15,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                              $689,986,891.96
 A-1 Note Principal Balance (End of Period)                                                                              $0.00
                        A-1 Note Pool Factor (End of Period)                                                         0.0000000
 A-2 Note Principal Balance (End of Period)                                                                    $287,937,385.04
                        A-2 Note Pool Factor (End of Period)                                                         0.9793789
 A-3 Note Principal Balance (End of Period)                                                                    $137,000,000.00
                        A-3 Note Pool Factor (End of Period)                                                         1.0000000
 A-4 Note Principal Balance (End of Period)                                                                    $221,950,000.00
                        A-4 Note Pool Factor (End of Period)                                                         1.0000000
 B Note Principal Balance (End of Period)                                                                       $27,599,506.92
                        B Note Pool Factor (End of Period)                                                           0.8903067
 Certificate Principal Balance (End of Period)                                                                  $15,500,000.00
                        Certificate Pool Factor (End of Period)                                                      1.0000000

Contract Value Decline                                                                                          $23,950,043.08
 Pool Balance (Beg. of Collection Period)                                                                      $713,937,716.02
 Pool Balance (End of Collection Period)                                                                       $689,987,672.94

Total Distribution Amount (TDA)                                                                                 $29,091,988.85
 Total Collections and Investment Income for the Period                                                         $29,091,988.85
 Negative Carry Amount                                                                                                   $0.00

Principal Distribution Amount  (PDA)                                                                            $23,950,043.08

Principal Allocation to Notes and Certificates                                                                  $23,950,043.08
 A-1 Noteholders' Principal Distributable Amount                                                                $16,929,426.40
 A-2 Noteholders' Principal Distributable Amount                                                                 $6,062,614.96
 A-3 Noteholders' Principal Distributable Amount                                                                         $0.00
 A-4 Noteholders' Principal Distributable Amount                                                                         $0.00
 B Noteholders' Principal Distributable Amount                                                                     $958,001.72
 Certificateholders' Principal Distributable Amount                                                                      $0.00

Interest Distributable Amount                                                                                    $2,222,811.17
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                 $69,833.88
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                              $1,294,825.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                $639,333.33
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                              $1,067,209.58
 Noteholders' Interest Distributable Amount applicable to B Notes                                                  $141,835.63
 Certificateholders' Interest Distributable Amount                                                                  $76,983.33

Spread Account
 Beginning Spread Account Balance                                                                               $15,500,015.62
 Deposit to Spread Account from Pre-Funding Account                                                                      $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                            $1,928,741.68
 Distribution from Spread Account for Interest / Principal Shortfall                                                     $0.00

 Specified Spread Account Balance                                                                               $15,500,015.62
 Ending Spread Account Balance (after distributions)                                                            $15,500,015.62

Credit Enhancement                                                                                                        2.25%
 Spread account % of Ending Pool Balance                                                                                  2.25%
 Overcollateralization % of Ending Pool Balance                                                                           0.00%

 Scheduled Amounts 30 - 59 days past due                                                                         $1,534,377.19
                        as % of Ending Pool Balance                                                                       0.22%
 Scheduled Amounts 60 days or more past due                                                                        $576,226.26
                        as % of Ending Pool Balance                                                                       0.08%
 Net Losses on Liquidated Receivables                                                                               $39,350.15
                        as % of Ending Pool Balance                                                                       0.01%
 Part III -- Servicing Calculations                                                                                  15-Sep-99

 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                      Pool 1A (Retail)       Pool 1B (FPL)    Pool 1C (Forestry)

 Wtd. Avg. APR                                                                     8.519%               8.519%               8.519%
 Contract Value (Beg. of Collection Period), by origination pool          $298,841,772.92       $41,420,144.57       $17,774,649.70
 Contract Value  (End of Collection Period), by origination pool          $287,642,607.75       $39,642,304.89       $17,221,114.43
                                                                          ---------------       --------------     ----------------
 Contract Value Decline                                                    $11,199,165.17        $1,777,839.68          $553,535.27
                                                                                    3.75%                4.29%                3.11%
 Initial Pool Balance                                                     $713,937,716.02
 Pool Balance (End of Collection Period)                                  $689,987,672.94

 Collections and Investment Income for the period                          $29,091,988.85
 Negative Carry Amount                                                              $0.00

 Total Distribution Amount (TDA)                                           $29,091,988.85
 Principal Distribution Amount  (PDA)                                      $23,950,043.08

 Initial B Percentage                                                              4.000%
 Unscheduled Principal (per pool)                                           $4,382,563.61                $0.00                $0.00
 Total Unscheduled Principal                                                $7,917,957.36

 2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

 A-1 Note Beginning Principal Balance                                      $16,929,426.40
 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
 A-1 Noteholders' Share of the Principal Distribution Amount                       70.69%
 A-1 Noteholders' Principal Distributable Amount                           $16,929,426.40

 Principal Distribution Amount Remaining                                    $7,020,616.68

 A-2 Note Beginning Principal Balance                                     $294,000,000.00
 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
 A-2 Noteholders' Share of the Principal Distribution Amount                       25.31%
 A-2 Noteholders' Principal Distributable Amount                            $6,062,614.96

 Principal Distribution Amount Remaining                                      $958,001.72

 A-3 Note Beginning Principal Balance                                     $137,000,000.00
 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
 A-3 Noteholders' Share of the Principal Distribution Amount                        0.00%
 A-3 Noteholders' Principal Distributable Amount                                    $0.00

 Principal Distribution Amount Remaining                                      $958,001.72

 A-4 Note Beginning Principal Balance                                     $221,950,000.00
 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
 A-4 Noteholders' Share of the Principal Distribution Amount                        0.00%
 A-4 Noteholders' Principal Distributable Amount                                    $0.00

 Principal Distribution Amount Remaining                                      $958,001.72

 B Note Beginning Principal Balance                                        $28,557,508.64
 B Noteholders' Principal Carryover Shortfall (Previous Period)                     $0.00
 B Noteholders' Share of the Principal Distribution Amounts                         4.00%
 B Noteholders' Principal Distributable Amount                                $958,001.72

 Principal Distribution Amount Remaining                                            $0.00

 Certificate Beginning Principal Balance                                   $15,500,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                $0.00
 Certificateholders' Share of the Principal Distribution Amounts                    0.00%
 Certificateholders' Principal Distributable Amount                                 $0.00

 Interest Accrued on Class A-1 Notes this period                               $69,833.88
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes            $69,833.88

 Interest Accrued on Class A-2 Notes this period                            $1,294,825.00
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Noteholders' Interest Distributable Amount applicable
 to A-2 Notes                                                               $1,294,825.00

 Interest Accrued on Class A-3 Notes this period                              $639,333.33
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes           $639,333.33

 Interest Accrued on Class A-4 Notes this period                            $1,067,209.58
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-4 Notes                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Noteholders' Interest Distributable Amount applicable to
 A-4 Notes                                                                  $1,067,209.58

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes
 this period                                                                $3,071,201.79
 Offered Noteholders' Interest Carryover Shortfall
 (Previous Period)                                                                  $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Offered Noteholders' Interest Distributable Amount                         $3,071,201.79

 Interest Accrued on Class B Notes this period                                $141,835.63
 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes                                                              $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes             $141,835.63

 Interest Accrued on Certificates this period                                  $76,983.33
 Certificateholders' Interest Carryover Shortfall (Previous Period)                 $0.00
 Interest Due (in Arrears) on Above Shortfall                                       $0.00
 Certificateholders' Interest Distributable Amount                             $76,983.33

 3. ALLOCATION OF DISTRIBUTION AMOUNTS

 a. TOTAL DISTRIBUTION AMOUNT (TDA)                                        $29,091,988.85

 Administration Fee Shortfall (Previous Period)                                     $0.00
 Administration Fee Accrued during this Period                                    $166.67
 Administration Fee Paid this Period from TDA                                     $166.67
 Administration Fee Shortfall                                                       $0.00

 Total Distribution Amount Remaining                                       $29,091,822.18

 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-1 Notes                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Interest Accrued on Class A-1 Notes this period                               $69,833.88
 Noteholders' Interest applicable to A-1 Notes Paid this Period
 from TDA                                                                      $69,833.88
 Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-1 Notes                                           $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-2 Notes                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Interest Accrued on Class A-2 Notes this period                            $1,294,825.00
 Noteholders' Interest applicable to A-2 Notes Paid this
 Period from TDA                                                            $1,294,825.00
 Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-2 Notes                                           $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-3 Notes                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Interest Accrued on Class A-3 Notes this period                              $639,333.33
 Noteholders' Interest applicable to A-3 Notes Paid this
 Period from TDA                                                              $639,333.33
 Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-3 Notes                                           $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to A-4 Notes                                                            $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Interest Accrued on Class A-4 Notes this period                            $1,067,209.58
 Noteholders' Interest applicable to A-4 Notes Paid this
 Period from TDA                                                            $1,067,209.58
 Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to A-4 Notes                                           $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes
 this period                                                                $3,071,201.79
 Offered Noteholders' Interest Paid this Period from TDA                    $3,071,201.79
 Preliminary A Noteholders' Interest Carryover Shortfall
 (Current Period)                                                                   $0.00

 Total Distribution Amount Remaining                                       $26,020,620.39

 Noteholders' Interest Carryover Shortfall (Previous Period)
 applicable to B Notes                                                              $0.00
 Interest Due (in Arrears) on above Shortfall                                       $0.00
 Interest Accrued on Class B Notes this period                                $141,835.63
 Noteholders' Interest applicable to B Notes Paid this
 Period from TDA                                                              $141,835.63
 Preliminary Noteholders' Interest Carryover Shortfall
 (Current Period) applicable to B Notes                                             $0.00




 1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                      Pool 2            Pool 3          Pool 4           Pool 5

 Wtd. Avg. APR                                                              8.163%           7.995%           8.337%          8.088%
 Contract Value (Beg. of Collection Period), by origination pool  $107,570,770.57  $118,015,476.09  $106,593,313.23  $23,721.588.94
 Contract Value  (End of Collection Period), by origination pool  $104,051,795.10  $114,189,014.92  $104,121,728.18  $23,119,107.67
                                                                  ---------------  ---------------  ---------------  --------------
 Contract Value Decline                                             $3,518,975.47    $3,826,461.17     $2,471,585.05    $602,481.27
                                                                             3.27%            3.24%             2.32%          2.54%
 Initial Pool Balance

 Collections and Investment Income for the period

 Total Distribution Amount (TDA)

 Initial B Percentage                                               $1,319,133.09    $1,684,722.88       $358,154.94    $173,382.84
 Total Unscheduled Principal

 Total Distribution Amount Remaining                                                                            $25,878,784.76

 A-1 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                                                                       $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                                        $16,929,426.40
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                  $16,929,426.40
 Preliminary A-1 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                                        $0.00

 Total Distribution Amount Remaining                                                                             $8,949,358.36

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                                                         $6,062,614.96
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                   $6,062,614.96
 Preliminary A-2 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                                        $0.00

 Total Distribution Amount Remaining                                                                             $2,886,743.41

 A-3 Noteholders' Principal Carryover Shortfall
 (Previous Period)                                                                                                       $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                                                                 $0.00
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                           $0.00
 Preliminary A-3 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                                        $0.00

 Total Distribution Amount Remaining                                                                             $2,886,743.41

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount                                                                 $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                           $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                                        $0.00

 Total Distribution Amount Remaining                                                                             $2,886,743.41

 B Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
 B Noteholders' Monthly Principal Distributable Amount                                                             $958,001.72
 B Noteholders' Principal Distributable Amount Paid from TDA                                                       $958,001.72
 Preliminary B Noteholders' Principal Carryover Shortfall
 (Current Period)                                                                                                        $0.00

 Total Excess Distribution Amount Remaining                                                                      $1,928,741.68

 4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

 Beginning Pre-Funding Account Balance                                                                                   $0.00

 New Collateral Purchased                                                                                                $0.00
 Deposit to Spread Account                                                                                               $0.00
 Deposit to Yield Supplement Account (will be necessary
 only if required by rating agencies)                                                                                    $0.00
 Payment to Seller                                                                                                       $0.00

 Ending Pre-Funding Account Balance                                                                                      $0.00

 Excess Pre-Funded Amount/(Payment to Seller)                                                                            $0.00

 Adjusted Ending Pre-Funding Account Balance                                                                             $0.00

 5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

 Beginning Negative Carry Account Balance                                                                                $0.00
 Negative Carry                                                                                                      3.0203909%
 Number of Days Remaining                                                                                                30.00

 Pre-Funded Percentage                                                                                                   0.000%
 Negative Carry Withdrawls                                                                                               $0.00
 Cumulative Negative Carry Withdrawls                                                                                    $0.00
 Maximum Negative Carry Amount                                                                                           $0.00
 Required Negative Carry Account Balance                                                                                 $0.00
 Interim Ending Negative Carry Account Balance                                                                           $0.00
 Negative Carry Amount Released to Seller                                                                                $0.00

 Ending Negative Carry Account Balance                                                                                   $0.00

 6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY
     NECESSARY IF REQUIRED BY RATING AGENCIES

 Beginning Yield Supplement Account Balance                                                                              $0.00
 Deposit to Yield Supplement Account from Pre-Funding Account                                                            $0.00
 Receivables Percentage                                                                                                 100.00%
 Withdrawal of Yield Supplement Amount                                                                                   $0.00
 Maximum Yield Supplement Amount                                                                                         $0.00
 Required Yield Supplement Amount                                                                                        $0.00
 Interim Yield Supplement Account Balance                                                                                $0.00
 Yield Supplement Amount Released to Seller                                                                              $0.00

 Ending Yield Supplement Account Balance                                                                                 $0.00

 7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

 Beginning Spread Account Balance                                                                               $15,500,015.62
 Deposit to Spread Account from Pre-Funding Account                                                                      $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                            $1,928,741.68

 Distribution from Spread Account to Noteholders' Distr. Account                                                         $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                   $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                   $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                   $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                   $0.00
 Remaining Distribution from Spread Account to Noteholders' Distr. Account                                               $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                     $0.00
 Remaining Distribution from Spread Account to Noteholders' Distr. Account                                               $0.00

 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
 Remaining Distribution from Spread Account to Noteholders' Distr. Account                                               $0.00

 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

 Preliminary Spread Account Balance Remaining                                                                   $17,428,757.30

 Cumulative Realized Losses since 28-February-99 (Cut-off Date)                                                    $108,103.85
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                         NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                 $472,201.80
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                NO
 60 day or > Delinquent Scheduled Amounts                                                                          $576,226.26
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                     NO
 Are any of the three conditions "YES"?                                            NO

 Preliminary A-1 Note Principal Balance (End of Period)                                                                  $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                                        $287,937,385.04
 Preliminary A-3 Note Principal Balance (End of Period)                                                        $137,000,000.00
 Preliminary A-4 Note Principal Balance (End of Period)                                                        $221,950,000.00
 Preliminary B Note Principal Balance (End of Period)                                                           $27,599,506.92
 Preliminary Total Principal Balance of Notes  (End of Period)                                                 $674,486,891.96

 Specified Spread Account Balance                                                                                15,500,015.62
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                                           15,500,015.62

 (b) the Note Balance                                                                                           674,486,891.96

 Preliminary Spread Account Balance Remaining                                                                   $17,428,757.30
 Preliminary Excess Amount in Spread Account                                                                     $1,928,741.68
 Preliminary Shortfall Amount in Spread Account                                                                          $0.00

 Deposit to Spread Account from Remaing Excess Distribution                                                              $0.00

 Spread Account Excess                                                                                           $1,928,741.68

 Ending Spread Account Balance (after distributions)                                                            $15,500,015.62
 Net Change in Spread Account Balance                                                                                    $0.00


                                                                  Page 5 of 10


 8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

 Total Excess Distribution Amount Remaining                                                                      $1,928,741.68

 Certificateholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
 Interest Due (in Arrears) on Above Shortfall                                                                            $0.00
 Interest Accrued on Certificates this period                                                                       $76,983.33
 Certificateholders' Interest Paid from Excess Distribution                                                         $76,983.33
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                           $0.00

 Total Excess Distribution Amount Remaining                                                                      $1,851,758.35

 Certificateholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
 Certificateholders' Principal Distributable Amount applicable to current period                                         $0.00
 Certificateholders' Principal Distributable Amount Paid from Excess Distrbution                                         $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                          $0.00

 Total Excess Distribution Amount Remaining                                                                      $1,851,758.35

 Servicing Fee Shortfall (Previous Period)                                                                                0.00
 Servicing Fees Accrued during this Period                                                                         $594,948.10
 Servicing Fees Paid this Period Excess Distribution                                                               $594,948.10
 Adjustment to Servicing Fee                                                                                             $0.00
 Adjustment to Excess Distribution Amount Remaining                                                                      $0.00
 Servicing Fee Shortfall                                                                                                 $0.00

 Total Excess Distribution Amount Remaining                                                                      $1,256,810.26

 9.  ENDING BALANCES

 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                      $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                      $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                      $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                      $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                        $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                         $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                      $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                     $0.00

 A-1 Note Principal Balance (End of Period)                                                                              $0.00
 A-2 Note Principal Balance (End of Period)                                                                    $287,937,385.04
 A-3 Note Principal Balance (End of Period)                                                                    $137,000,000.00
 A-4 Note Principal Balance (End of Period)                                                                    $221,950,000.00
 B Note Principal Balance (End of Period)                                                                       $27,599,506.92
 Certificate Principal Balance (End of Period)                                                                  $15,500,000.00
 Total Principal Balance of Notes and Certificates (End of Period)                                             $689,986,891.96

 A-1 Note Pool Factor (End of Period)                                                                                0.0000000
 A-2 Note Pool Factor (End of Period)                                                                                0.9793789
 A-3 Note Pool Factor (End of Period)                                                                                1.0000000
 A-4 Note Pool Factor (End of Period)                                                                                1.0000000
 B Note Pool Factor (End of Period)                                                                                  0.8903067
 Certificate Pool Factor (End of Period)                                                                             1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                                                              0.8903057

 Specified Spread Account Balance (after all distributions and adjustments)                                     $15,500,015.62

 Yield Supplement Account Balance (after alldistributions and adjustment):                                               $0.00

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                        15-Sep-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                $16,929,426.40
        per $1,000 original principal amount:                                          $224.08

 (b)   A-2 Notes:                                                                $6,062,614.96
         per $1,000 original principal amount:                                          $20.62

 (c)   A-3 Notes:                                                                        $0.00
         per $1,000 original principal amount:                                           $0.00

 (d)   A-4 Notes:                                                                        $0.00
         per $1,000 original principal amount:                                           $0.00

 (e)   B Notes:                                                                    $958,001.72
         per $1,000 original principal amount:                                          $30.90

 (f)   Total                                                                    $23,950,043.08

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                    $69,833.88
        per $1,000 original principal amount:                                            $0.92

 (b)   A-2 Notes:                                                                $1,294,825.00
         per $1,000 original principal amount:                                           $4.40

 (c)  A-3 Notes:                                                                   $639,333.33
        per $1,000 original principal amount:                                            $4.67

 (d)  A-4 Notes:                                                                 $1,067,209.58
        per $1,000 original principal amount:                                            $4.81

 (e)  B Notes:                                                                     $141,835.63
         per $1,000 original principal amount:                                           $4.58

 (f)   Total                                                                     $3,213,037.42

(3) Pool Balance at the end of the related Collection Period                   $689,987,672.94

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                     $0.00
     (ii)  A-1 Note Pool Factor:                                                     0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                           $287,937,385.04
     (ii)  A-2 Note Pool Factor:                                                     0.9793789

 (c) (i)  outstanding principal amount of A-3 Notes:                           $137,000,000.00
     (ii)  A-3 Note Pool                                                             1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                           $221,950,000.00
     (ii)  A-4 Note Pool Factor:                                                     1.0000000

 (e) (i)  outstanding principal amount of B Notes:                              $27,599,506.92
     (ii)  B Note Pool Factor:                                                       0.8903067

 (f) (i)  Certificate Balance                                                   $15,500,000.00
     (ii)  Certificate Pool Factor:                                                  1.0000000

(5)  Amount of Servicing Fee:                                                      $594,948.10
      per $1,000 Beginning of Collection Period:                                    0.83333333

(6)  Amount of Administration Fee:                                                     $166.67
      per $1,000 Beginning of Collection Period:                                    0.00023345

(7)  Aggregate Purchase Amounts for Collection Period:                                   $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                        $39,350.15

(9)  Amount in Spread Account:                                                  $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                  $0.00

(13)  Amount in Yield Supplement Account:                                                $0.00

=================================================================================================================================

===============================================================================
CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS


$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                                        15-Sep-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                $16,929,426.40
        per $1,000 original principal amount:                                                                          $224.08

 (b)  A-2 Notes:                                                                                                 $6,062,614.96
        per $1,000 original principal amount:                                                                           $20.62

 (c)  A-3 Notes:                                                                                                         $0.00
        per $1,000 original principal amount:                                                                            $0.00

 (d)  A-4 Notes:                                                                                                         $0.00
        per $1,000 original principal amount:                                                                            $0.00

 (e)  B Notes:                                                                                                     $958,001.72
        per $1,000 original principal amount:                                                                           $30.90

 (f)  Certificates:                                                                                                      $0.00
        per $1,000 original principal amount:                                                                            $0.00

 (g)  Total:                                                                                                    $23,950,043.08

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                    $69,833.88
        per $1,000 original principal amount:                                                                            $0.92

 (b)  A-2 Notes:                                                                                                 $1,294,825.00
        per $1,000 original principal amount:                                                                            $4.40

 (c)  A-3 Notes:                                                                                                   $639,333.33
        per $1,000 original principal amount:                                                                            $4.67

 (d)  A-4 Notes:                                                                                                 $1,067,209.58
        per $1,000 original principal amount:                                                                            $4.81

 (e)  B Notes:                                                                                                     $141,835.63
        per $1,000 original principal amount:                                                                            $4.58

 (f)  Certificates:                                                                                                 $76,983.33
        per $1,000 original principal amount:                                                                            $4.97

 (g)  Total:                                                                                                     $3,290,020.75

(3)  Pool Balance at end of related Collection Period:                                                         $689,987,672.94

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                     $0.00
    (ii)  A-1 Note Pool Factor:                                                                                      0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                           $287,937,385.04
    (ii)  A-2 Note Pool Factor:                                                                                      0.9793789

 (c) (i)  outstanding principal amount of A-3 Notes:                                                           $137,000,000.00
    (ii)  A-3 Note Pool Factor:                                                                                      1.0000000

 (d) (i)  outstanding principal amount of A-4 Notes:                                                           $221,950,000.00
    (ii)  A-4 Note Pool Factor:                                                                                      1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                              $27,599,506.92
    (ii)  B Note Pool Factor:                                                                                        0.8903067

 (f) (i)  Certificate Balance                                                                                   $15,500,000.00
    (ii)  Certificate Pool Factor:                                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                                      $594,948.10
      per $1,000 Beginning of Collection Period:                                                                     0.8333333

(6)  Amount of Administration Fee:                                                                                     $166.67
      per $1,000 Beginning of Collection Period:                                                                     0.0002334

(7)  Aggregate Purchase Amounts for Collection Period:                                                                   $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                        $39,350.15

(9)  Amount in Spread Account:                                                                                  $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                  $0.00

(13)  Amount in Yield Supplement Account:                                                                                $0.00

--------------------------------------------------------------------------------

CASE EQUIPMENT LOAN TRUST 1999-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE


$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                                        15-Sep-99

(1)  Payment of Administration Fee to Administrator:                                                                   $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                $3,213,037.42

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                       $23,950,043.08

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                    $76,983.33

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                         $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                         $594,948.10

(7) Release to Seller from Excess Collections over Distributions                                                 $1,256,810.26

Check for Error                                                                                           NO ERROR
Sum of Above Distributions                                                                                $29,091,988.85
Total Distribution Amount plus Releases to Seller                                                         $29,091,988.85

===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates


Payment Date:                                                                                           15-Sep-99
(1)  Total Distribution Amount:                                                                    $29,091,988.85

(2)  Administration Fee:                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                               $69,833.88

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                            $1,294,825.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                     $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                              $639,333.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                     $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                            $1,067,209.58

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                    $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                               $141,835.63

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                      $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                           $3,213,037.42
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                     $16,929,426.40

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                      70.69%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                             $16,929,426.40

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                      $6,062,614.96

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                      25.31%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                              $6,062,614.96

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                       0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                      $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                       0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                      $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                          $958,001.72

(31)  % of Principal Distribution Amount applicable to B Noteholders                                         4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                         $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                  $958,001.72

(34)  Noteholders' Principal Distribution Amount:                                                  $23,950,043.08

(35)  Noteholders' Distributable Amount:                                                           $27,163,080.50

(36)  Deposit to Spread Account (from excess collections):                                          $1,928,741.68

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                 $15,500,015.62
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                             $15,500,015.62

 (b) the Note Balance                                                                             $674,486,891.96

(38)  Spread Account Balance over the Specified Spread Account Balance:                             $1,928,741.68

(39)  Certificateholders' Interest Distributable Amount:                                               $76,983.33

(40)  Certificateholders' Interest Carryover Shortfall:                                                     $0.00

(41)  % of Principal Distribution Amount applicable to Certificat holders                                    0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                        $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                    $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                   $0.00

(45)  Certificateholders' Distributable Amount:                                                        $76,983.33

(46)  Servicing Fee:                                                                                  $594,948.10

(47)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Excess Distributions                                                      $1,256,810.26
 (b) Release of Excess Amount in Negative Carry Account                                                     $0.00
 (c) Release of Excess Amount in Yield Supplement Account                                                   $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                         $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                $713,937,716.02

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                      $0.00
           A-1 Note Pool Factor:                                                                        0.0000000

           Outstanding Principal Balance of A-2 Notes:                                            $287,937,385.04
           A-2 Note Pool Factor:                                                                        0.9793789

           Outstanding Principal Balance of A-3 Notes:                                            $137,000,000.00
           A-3 Note Pool Factor:                                                                        1.0000000

           Outstanding Principal Balance of A-4 Notes:                                            $221,950,000.00
           A-4 Note Pool Factor:                                                                        1.0000000

           Outstanding Principal Balance of B Notes:                                               $27,599,506.92
           B Note Pool Factor:                                                                          0.8903067

           Outstanding Principal Balance of the Certificates:                                      $15,500,000.00
           Certificate Pool Factor:                                                                     1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                             $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                           $39,350.15

(53)  Spread Account Balance after giving effect to all distributions:                             $15,500,015.62

                                                               Page 10 of 10